MML SERIES

INVESTMENT FUND

ANNUAL REPORT
FOR THE YEAR ENDED DECEMBER 31, 2002

[GRAPHIC]

MML INFLATION-PROTECTED BOND FUND

MML LARGE CAP VALUE FUND

MML EQUITY INDEX FUND

MML ENHANCED INDEX CORE EQUITY FUND

MML GROWTH EQUITY FUND

MML OTC 100 FUND

MML SMALL CAP EQUITY FUND

MML SMALL COMPANY OPPORTUNITIES FUND

MML SMALL CAP GROWTH EQUITY FUND

MML EMERGING GROWTH FUND

TABLE OF CONTENTS

TO OUR SHAREHOLDERS                                                            i

MML INFLATION-PROTECTED BOND FUND
  Portfolio Manager Report                                                     1
  Portfolio of Investments                                                     3
  Financial Statements                                                         4

MML LARGE CAP VALUE FUND
  Portfolio Manager Report                                                     8
  Portfolio of Investments                                                    10
  Financial Statements                                                        12

MML EQUITY INDEX FUND
  Portfolio Manager Report                                                    16
  Portfolio of Investments                                                    18
  Financial Statements                                                        24

MML ENHANCED INDEX CORE EQUITY FUND
  Portfolio Manager Report                                                    28
  Portfolio of Investments                                                    30
  Financial Statements                                                        34

MML GROWTH EQUITY FUND
  Portfolio Manager Report                                                    38
  Portfolio of Investments                                                    40
  Financial Statements                                                        42

MML OTC 100 FUND
  Portfolio Manager Report                                                    46
  Portfolio of Investments                                                    48
  Financial Statements                                                        50
MML SMALL CAP EQUITY FUND
  Portfolio Manager Report                                                    54
  Portfolio of Investments                                                    56
  Financial Statements                                                        58

MML SMALL COMPANY OPPORTUNITIES FUND
  Portfolio Manager Report                                                    62
  Portfolio of Investments                                                    64
  Financial Statements                                                        66

MML SMALL CAP GROWTH EQUITY FUND
  Portfolio Manager Report                                                    70
  Portfolio of Investments                                                    72
  Financial Statements                                                        75

MML EMERGING GROWTH FUND
  Portfolio Manager Report                                                    79
  Portfolio of Investments                                                    81
  Financial Statements                                                        84

NOTES TO FINANCIAL STATEMENTS                                                 88

INDEPENDENT AUDITORS' REPORT                                                  99

DIRECTORS AND OFFICERS (UNAUDITED)                                           100

FEDERAL TAX INFORMATION (UNAUDITED)                                          103

MML SERIES INVESTMENT FUND -- LETTER TO SHAREHOLDERS

                                                                February 1, 2003

TO OUR SHAREHOLDERS

[PHOTO OF FREDERICK C. CASTELLANI]

"A BACK-TO-BASICS APPROACH IS MORE IMPORTANT THAN EVER."

2002'S DECLINE MAKES IT THREE IN A ROW

Stock prices fell for the third consecutive year in 2002, the first time that phenomenon has occurred since 1939-1941, when the United States stood at the threshold of World War II. For many investors, 2002 was the most grueling year of the current bear market, with the S&P 500 Index posting a loss of 22.1%, almost equaling its setbacks from the previous two years combined. Likewise, the Dow Jones Industrial Average retreated 15.1%, turning in its worst performance since 1977.(1) The NASDAQ Composite Index, a proxy for technology and other growth sectors, finished the period with a loss of 31.5%.

The year began on a hopeful note, as stocks meandered sideways in the first quarter, digesting the gains from a spirited fourth-quarter rally in 2001. However, share prices fell sharply when it became evident that the anticipated rebound in corporate earnings was not forthcoming. A series of corporate accounting scandals also took their toll on investors' psychology, as did alleged conflicts of interest among security analysts at a number of prominent firms. On the geopolitical front, tension between Israel and the Palestinians and the possibility of another terrorist strike unnerved investors. A falling U.S. dollar and rising crude oil prices were additional sources of concern. It was difficult to argue with analysts who dubbed it "the perfect economic storm," as the S&P 500 tumbled from the 1150 area in March to below 800 by July.

In late summer the market recovered somewhat, only to decline again in September and early October on bad news from the manufacturing sector and faltering consumer confidence. Amid widespread fears of a double-dip recession, the share prices of many lower-quality stocks were reduced to near-bankruptcy levels. Finally, in mid-October bargain hunters stepped in, producing a welcome rally that carried through November. News that the economy grew at an annualized rate of 4.0% in the third quarter, compared with just 1.3% in the second quarter, helped drive the advance. The Federal Reserve Board also contributed to the improving investment climate, cutting short-term interest rates by 50 basis points early in November. At the same time, the Fed moved back to a neutral bias from one favoring easing, suggesting that it was unlikely to trim rates again in the near future. The action left the target federal funds rate at 1.25%, its lowest level in over 40 years. However, lackluster retail sales during the holiday season and the increasingly likely prospect of military conflict with Iraq caused stocks to give back some of their gains as the year drew to a close.

Compared with the two previous years, it was much harder to find stocks that increased in value in 2002. For the year overall, not a single one of the 21 U.S. stock indexes monitored by the Frank Russell Company had a positive return, and all but two suffered double-digit declines.(2) Repeating a pattern evident in 2000 and 2001, value significantly outperformed growth. However, there was no consistent advantage in any one capitalization group--small-cap value bested large-cap value, while large-caps had the upper hand in the growth category.

TREASURIES BENEFIT FROM FLIGHT TO SAFETY

Investors looking for positive returns had smoother sailing in the bond market, as the Lehman Brothers Aggregate Bond Index, tracking the activity of taxable securities across the government, mortgage-backed and corporate sectors, returned 10.3% for the year. Reflecting investors' concerns about

----------
(1) Source: CNNMoney Web site, 12/31/02 article titled "Investors say ta-ta, 2002."

(2) Source: Russell Web site--U.S. Equity Index returns for 2002.

corporate earnings, Treasury securities were the best-performing fixed-income sector, while corporates fared the worst. Mortgage-backed debt, which tends to do well in an environment of stable interest rates, also outperformed the corporate sector.

Within corporates, quality was better, as investors sought to minimize their risk from defaults and credit rating downgrades. High-yield debt struggled in this environment, while at one point spreads on investment grade corporate securities ballooned to approximately 240 basis points above Treasuries, versus a normal spread of approximately 100 basis points. By year end, spreads had narrowed somewhat, as the Fed's rate cut and a rising stock market bolstered the sentiment of investors in corporate securities.

LOOKING AHEAD

The past three years have sorely tested the patience and resources of most investors, and certainly many questions remain about the outlook for 2003. War with Iraq, another terrorist attack, a softening in consumer spending and a continued drought in corporate capital spending are all factors that could make life challenging for investors in the short term.

However, some positive factors could offset those negatives. Over the past several years, many companies have completed significant restructuring projects, cutting costs and refocusing on core businesses. At the same time, the overcapacity plaguing many industries has been eliminated or at least lessened considerably. As a result, any significant rebound in demand would be reflected in the bottom line of many firms. Interest rates are near their historical lows, creating a favorable credit environment. Finally, it looks as though we can look forward to some kind of economic stimulus package from Washington.

We therefore believe that now is a good time to reflect on the merits of a long-term investment plan. Market history shows that the longer you are in the stock market, the better your chances of coming out ahead. Moreover, missing out on the early stages of an advance can be costly because that's often where some of the most powerful upward thrust in stock prices occurs. Since no one knows when a new bull market may begin, the best we can do is position ourselves in an attempt to take advantage of it when it hopefully does occur and let the historical long-term upward bias in stock prices work in our favor. In difficult times like this, a back-to-basics approach is more important than ever.

/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT
MML SERIES INVESTMENT FUND

MML INFLATION-PROTECTED BOND FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML INFLATION-PROTECTED BOND FUND?

The objectives and policies of the Fund are to:
- achieve as high a total rate of return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital
- normally invest at least 80% of its assets in Treasury Inflation-Protected Securities ("TIPS") of varying maturities guaranteed as to timely payment of principal and interest by the full faith and credit of the U.S. government
- invest up to 20% of the Fund's assets in non-inflation-indexed U.S. securities or non-U.S. securities
- normally hedge foreign currency exposure to reduce the risk of loss due to currency fluctuations
- maintain a dollar-weighted average maturity and duration within 10% of the dollar-weighted average maturity and duration of the Lehman U.S. Treasury Inflation Note Index

HOW DID THE FUND PERFORM IN 2002?

From its inception on August 30, 2002, through December 31, 2002, the Fund's shares returned 3.17%, versus a 3.06% return for the Lehman U.S. Treasury Inflation Note Index.

HOW DO TIPS PROTECT AGAINST INFLATION?

Like many other fixed-income securities, TIPS pay income twice a year based on a fixed coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate--as measured by the widely reported Consumer Price Index--results in a daily adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3% and a security with a par value of $1,000 and a coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The interest payment would be calculated by multiplying $1,030 by 1.75% instead of using the original $1,000 par value to calculate the amount of interest.

WHAT ARE THE RISKS OF TIPS?

The risk unique to TIPS that is not present with other fixed-income securities has to do with falling inflation. TIPS are structured so that if inflation increases, both the principal and semiannual interest payments also increase. However, if inflation falls, both principal and interest payments decrease, too. Therefore, the worst environment for TIPS investments would be deflation--an environment of generally falling prices. Of course, an investor in TIPS would theoretically not be worse off than before in a deflationary environment, as falling income would be offset by decreases in the cost of goods and services. One other relevant consideration is that deflationary periods have been relatively rare in recent U.S. history, the last one occurring during the Great Depression in the early 1930s.

Additionally, like most fixed-income securities, TIPS are subject to interest rate risk. That is, if the overall level of interest rates rises, the price of any bond--even an inflation-protected one--will normally fall. Conversely, if rates fall, bond prices tend to rise. As is the case with other bonds, however, the principal amount returned to a TIPS investor at maturity is never less than the original par amount.

One of the common reasons that interest rates rise is investors' fear of worsening inflation. TIPS are designed to protect against rising inflation, but other factors could also drive up interest rates--for example, changes in currency exchange rates, government fiscal policies, the economic environment, and supply and demand considerations. To the extent that interest rate increases occur due to factors not directly tied to inflation, a TIPS investor would be vulnerable to them.

WHAT WAS THE ENVIRONMENT FOR TIPS IN 2002?

Despite the fact that increases in consumer prices have been mild for a number of years, inflation expectations increased in the first half of the year and remained relatively high in the second half. These expectations were driven primarily by the Federal Reserve Board's aggressively accommodative monetary policy, which included 11 rate cuts in 2001 and a 50-basis-point reduction in November 2002. This latest decrease brought the target federal funds rate down to 1.25%, lower than it has been in decades. Longer-term rates also are near their historical troughs. Stimulative monetary policy has often been the precursor of rising inflation. Moreover, the Bush administration was trying to get Congressional approval on a 10-year, $674 billion tax cut plan, which would put more money in consumers' pockets. The hope is that such a plan would stimulate spending, but a byproduct of increased spending and a stronger economy could be higher inflation.

WHAT IS YOUR OUTLOOK?

At the end of 2002, there were few signs that inflation should be an immediate concern. In December, for example, it was reported that producer prices--the prices manufacturers pay for raw materials that often lead changes in consumer prices--declined by 0.4%. In fact, some observers wondered if the Fed ought to be more worried about deflation than inflation. On the other hand, the Fed's actions on interest rates can take as long as 18 months or so to have a noticeable effect on the economy. By that standard, many of the rate cuts enacted in 2001 have yet to make their full impact on inflation and the economy.

[CHART]

                       DURATION DIVERSIFICATION (12/31/02)
                        MML INFLATION-PROTECTED BOND FUND
                          AVERAGE DURATION = 4.65 YEARS

LESS THAN 1 year    7.43%
1-3 years          28.99%
3-5 years          30.14%
5-10 years         33.44%

[CHART]

                          QUALITY STRUCTURE (12/31/02)
                        MML INFLATION-PROTECTED BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA                 100%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Inflation-Protected Bond Fund and the U.S. Treasury Inflation Note Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                           SINCE INCEPTION
                                            AVERAGE ANNUAL
                                          8/30/02 - 12/31/02
MML Inflation-Protected Bond Fund                3.17%
------------------------------------------------------------
Lehman U.S. Treasury Inflation Note Index        3.06%
------------------------------------------------------------

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              MML INFLATION-PROTECTED    LEHMAN U.S. TREASURY
                      BOND FUND          INFLATION NOTE INDEX
8/30/02               $ 10,000                 $ 10,000
Sep-02                $ 10,270                 $ 10,252
Dec-02                $ 10,317                 $ 10,306

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN U.S. TREASURY INFLATION
NOTE INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PAST PERFORMANCE IS NO INDICATION OF FUTURE RESULTS.

MML INFLATION-PROTECTED BOND FUND -- PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                             PRINCIPAL        MARKET
                                               AMOUNT          VALUE
                                           -------------   -------------
BONDS & NOTES -- 95.2%

U.S. TREASURY OBLIGATIONS
U.S. TREASURY BONDS -- 55.3%
U.S. Treasury
  Inflation Index
  3.000% 07/15/2012                        $     705,803   $     750,026
U.S. Treasury
  Inflation Index
  3.375% 04/15/2032                              408,540         471,289
U.S. Treasury
  Inflation Index
  3.625% 04/15/2028                            1,232,957       1,442,752
U.S. Treasury
  Inflation Index
  3.875% 01/15/2009                            1,326,516       1,478,443
U.S. Treasury
  Inflation Index
  3.875% 04/15/2029                            1,488,753       1,820,465
                                                           -------------
                                                               5,962,975
                                                           -------------

U.S. TREASURY NOTES -- 39.9%
U.S. Treasury
  Inflation Index
  3.375% 01/15/2007                              114,425         123,919
U.S. Treasury
  Inflation Index
  3.375% 01/15/2012                              459,441         502,226
U.S. Treasury
  Inflation Index
  3.500% 01/15/2011                              885,386         971,849
U.S. Treasury
  Inflation Index
  3.625% 01/15/2008                            1,458,808       1,600,587
U.S. Treasury
  Inflation Index
  4.250% 01/15/2010                              969,786       1,106,011
                                                           -------------
                                                               4,304,592
                                                           -------------

TOTAL BONDS & NOTES
(COST $10,028,507)                                            10,267,567
                                                           -------------

SHORT-TERM INVESTMENTS -- 3.9%
REPURCHASE AGREEMENT
Investors Bank & Trust Company
  Repurchase Agreement,
  dated 12/31/2002, 1.00%,
  due 01/02/2003(a)                        $     426,913   $     426,913
                                                           -------------

TOTAL SHORT-TERM
INVESTMENTS (AT AMORTIZED COST)                                  426,913
                                                           -------------

TOTAL INVESTMENTS -- 99.1%
(COST $10,455,420)*                                           10,694,480

OTHER ASSETS/
(LIABILITIES) -- 0.9%                                             95,195
                                                           -------------

NET ASSETS -- 100.0%                                       $  10,789,675
                                                           =============

NOTES TO PORTFOLIO OF INVESTMENTS
*   Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $426,937. Collateralized by U.S. Government Agency obligation with a rate of 7.00%, maturity date of 05/01/2032, and aggregate market value, including accrued interest, of $448,259.

    The accompanying notes are an integral part of the financial statements.

MML INFLATION-PROTECTED BOND FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                  DECEMBER 31, 2002
                                                                  -----------------
ASSETS:
     Investments, at value (cost $10,028,507) (NOTE 2)              $ 10,267,567
     Short-term investments, at amortized cost (NOTE 2)                  426,913
                                                                    ------------
         Total Investments                                            10,694,480
     Receivables from:
         Interest                                                        124,430
                                                                    ------------
             Total assets                                             10,818,910
                                                                    ------------
LIABILITIES:
     Payables for:
         Directors' fees and expenses (NOTE 3)                               238
         Affiliates (NOTE 3):
             Investment management fees                                    8,463
     Accrued expense and other liabilities                                20,534
                                                                    ------------
             Total liabilities                                            29,235
                                                                    ------------
     NET ASSETS                                                     $ 10,789,675
                                                                    ============
NET ASSETS CONSIST OF:
     Paid-in capital                                                $ 10,550,766
     Distributions in excess of net investment income                       (151)
     Net unrealized appreciation on investments                          239,060
                                                                    ------------
                                                                    $ 10,789,675
                                                                    ============
SHARES OUTSTANDING:                                                    1,054,443
                                                                    ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:     $      10.23
                                                                    ============

    The accompanying notes are an integral part of the financial statements.

MML INFLATION-PROTECTED BOND FUND -- FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                 PERIOD ENDED
                                                                              DECEMBER 31, 2002*
                                                                              ------------------
INVESTMENT INCOME: (NOTE 2)
     Interest                                                                   $     111,336
                                                                                -------------
EXPENSES: (NOTE 2)
     Investment management fees (NOTE 3)                                               20,666
     Audit and legal fees                                                              20,002
     Shareholder reporting fees                                                        11,398
     Custody fees                                                                         379
     Directors' fees (NOTE 3)                                                             322
     Miscellaneous fees                                                                 1,323
                                                                                -------------
             Total expenses                                                            54,090
     Expenses waived (NOTE 3)                                                         (29,636)
                                                                                -------------
             Net expenses                                                              24,454
                                                                                -------------
             NET INVESTMENT INCOME                                                     86,882
                                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS):
     Net change in unrealized appreciation (depreciation) on investments              239,060
                                                                                -------------
             NET REALIZED AND UNREALIZED GAIN                                         239,060
                                                                                -------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $     325,942
                                                                                =============

  * FOR THE PERIOD FROM AUGUST 30, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MML INFLATION-PROTECTED BOND FUND -- FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              PERIOD ENDED
                                                                                           DECEMBER 31, 2002*
                                                                                           ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                                   $       86,882
     Net change in unrealized appreciation (depreciation) on investments                            239,060
                                                                                             --------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       325,942
                                                                                             --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income                                                                     (87,058)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                             10,550,791
                                                                                             --------------
     TOTAL INCREASE IN NET ASSETS                                                                10,789,675
NET ASSETS:
     Beginning of period                                                                                  -
                                                                                             --------------
     End of period (including distributions in excess of net investment income of $151)      $   10,789,675
                                                                                             ==============

  * FOR THE PERIOD FROM AUGUST 30, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MML INFLATION-PROTECTED BOND FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  PERIOD ENDED
                                                                                    12/31/02+
                                                                                  ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                              $      10.00
                                                                                  ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                                   0.09
  Net realized and unrealized gain on investments                                         0.23
                                                                                  ------------
       Total income from investment operations                                            0.32
                                                                                  ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                             (0.09)
                                                                                  ------------
NET ASSET VALUE, END OF PERIOD                                                    $      10.23
                                                                                  ============
TOTAL RETURN@                                                                             3.17%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                               $     10,790
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                                1.57%*
     After expense waiver#                                                                0.71%*
  Net investment income to average daily net assets                                       2.54%*
  Portfolio turnover rate                                                                    0%**

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  + FOR THE PERIOD FROM AUGUST 30, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD AUGUST 30, 2002 THROUGH DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML LARGE CAP VALUE
FUND?

The objectives and policies of the Fund are to:

-  achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of larger, well-established companies (generally companies with market capitalization over $5.0 billion)
-  utilize a value-oriented strategy in making investment decisions
-  utilize fundamental analysis to identify companies which
   - are of high investment quality or possess a unique product, market position or operating characteristics
   -  offer above-average levels of profitability or superior growth potential
   -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's shares returned -16.23%, well ahead of the -22.09% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

It was a difficult year for stock investors--one in which even our disciplined, "all-weather" approach to selecting stocks couldn't avoid significant losses. However, we did outperform the benchmark by a wide margin in the first half of the year, and we added to that performance advantage in the second half. We added value despite a roller coaster environment that saw the S&P 500 Index plunge 17.28% in the third quarter, its worst quarterly showing since the crash of 1987. Following that steep decline, the market turned around in mid-October and rallied until December, when reports of lackluster holiday sales and the rising threat of war with Iraq caused the market to give back some of its gains.

The Fund was positioned primarily in dominant global leaders with strong balance sheets, with the remainder of the portfolio divided between less well-known companies and a few special situations that are presently controversial but which we view as promising risk-reward opportunities. Berkshire Hathaway, United Parcel Service and Dun & Bradstreet were among the top contributors to third-quarter performance in the first category mentioned above. Berkshire Hathaway benefited from a flight to quality in property-casualty insurers, as well as significant price increases in its insurance and reinsurance businesses. United Parcel Service ("UPS") continued to generate strong cash flow despite the sluggish economy and benefited from recently being added to the S&P 500 Index. We trimmed our position in UPS to make way for investments in other more attractively valued stocks, such as Bank One and insurer American International Group.

In the fourth quarter, our performance was aided by financial holdings Citigroup and American Express, and by printer manufacturer Lexmark International. Detractors included Costco Wholesale, Diageo, Moody's, Devon Energy and Wells Fargo. Costco's shares weakened in response to weak retail sales across the entire industry. Diageo declined due to less favorable, renegotiated terms for the sale of subsidiary Burger King to a group of private investors. The other three holdings performed well for the year overall despite lagging in the fourth quarter.

Among our controversial holdings were Sealed Air and Tyco International. Sealed Air's price declined during the third quarter as a result of asbestos litigation surrounding its acquisition of Cryovac. In the fourth quarter, however, the stock bolted ahead for a 121% gain following an early settlement of the lawsuit. We had viewed this outcome as highly probable given the existing legal precedents. Tyco International also experienced its share of controversy in light of the actions of its former CEO and the company's subsequent loss of direction. In that case, we were confident, after meeting with the new CEO and his team, that the company's underlying businesses were sound and that management would do what was necessary to resolve concerns about corporate governance and Tyco's considerable debt load. We used the stock's weakness in the third quarter to add to our position, and Tyco was one of our top contributors in the fourth quarter.

WHAT IS YOUR OUTLOOK?

We continue to believe that the market will remain in a large trading range for a number of years, perhaps bounded by 8,000 on the low end of the Dow Jones Industrial Average and 12,000 at the upper limit. Accordingly, stock selection and a disciplined approach to research should be the keys to generating competitive results for the foreseeable future. We avoid thinking of the portfolio in "offensive" or "defensive" terms because we believe that the current environment includes a fairly well-balanced list of positive and negative factors. On the one hand, we are convinced that the risk-reward profiles of many companies justifies being fully invested, a fact that some might interpret as offensive. On the other hand, we remain cautious with respect to short-term debt, preferring companies with strong balance sheets, which might be regarded as a defensive point of view. We are mindful, also, that some of the market's best years have occurred immediately after periods of sharp declines, as in the six years following the grueling 1973-74 bear market, when the S&P 500 rose at an annualized rate of 18%. Thus, we urge our shareholders to try to maintain a long-term perspective.

           MML LARGE CAP VALUE FUND
       LARGEST STOCK HOLDINGS (12/31/02)

   American Express Co.
   Philip Morris Companies, Inc.
   American International Group, Inc.
   Wells Fargo & Co.
   Citigroup, Inc.
   Tyco International Limited
   Household International, Inc.
   Golden West Financial Corp.
   Berkshire Hathaway, Inc. Cl. A
   Costco Wholesale Corp.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Large Cap Value Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                               SINCE INCEPTION
                              ONE YEAR          AVERAGE ANNUAL
                          1/1/02 - 12/31/02   5/1/00 - 12/31/02
MML Large Cap
Value Fund                     -16.23%             -10.82%
---------------------------------------------------------------
S&P 500 Index                  -22.09%             -15.96%
---------------------------------------------------------------

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                  MML LARGE CAP
                    VALUE FUND    S&P 500 Index
5/1/00              $  10,000       $  10,000
Dec-00              $   9,895       $   9,162
Dec-01              $   8,791       $   8,074
Dec-02              $   7,364       $   6,290

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML LARGE CAP VALUE FUND -- PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                             NUMBER OF         MARKET
                                               SHARES          VALUE
                                           -------------   ---------------
EQUITIES -- 95.1%

ADVERTISING -- 0.4%
WPP Group PLC Sponsored ADR                        3,700   $       140,156
                                                           ---------------

BANKING, SAVINGS & LOANS -- 16.0%
Bank One Corp.                                    25,800           942,990
Citigroup, Inc.                                   40,700         1,432,233
Golden West Financial Corp.                       15,800         1,134,598
Lloyds TSB Group PLC Sponsored ADR                12,800           365,952
Providian Financial Corp.*                         8,000            51,920
Wells Fargo & Co.                                 32,000         1,499,840
                                                           ---------------
                                                                 5,427,533
                                                           ---------------

BEVERAGES -- 2.1%
Diageo PLC Sponsored ADR                          16,000           700,800
                                                           ---------------

BROADCASTING, PUBLISHING & PRINTING -- 1.0%
Gannett Co., Inc.                                  4,800           344,640
                                                           ---------------

BUILDING MATERIALS & CONSTRUCTION -- 1.6%
Martin Marietta Materials, Inc.                    8,100           248,346
Vulcan Materials Co.                               8,000           300,000
                                                           ---------------
                                                                   548,346
                                                           ---------------

COMMERCIAL SERVICES -- 2.3%
Dun & Bradstreet Corp.*                           10,450           360,421
Moody's Corp.                                      9,800           404,642
                                                           ---------------
                                                                   765,063
                                                           ---------------

COMMUNICATIONS -- 0.4%
Tellabs, Inc.*                                    20,100           146,127
                                                           ---------------

COMPUTERS & INFORMATION -- 2.3%
Lexmark International, Inc.*                      12,900           780,450
                                                           ---------------

CONTAINERS -- 2.7%
Sealed Air Corp.*                                 24,700           921,310
                                                           ---------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 0.4%
Agere Systems, Inc. Cl. A*                        88,000           126,720
                                                           ---------------

ENERGY -- 6.1%
ConocoPhillips                                    17,930           867,633
Devon Energy Corp.                                16,100           738,990
EOG Resources, Inc.                               11,400           455,088
                                                           ---------------
                                                                 2,061,711
                                                           ---------------

FINANCIAL SERVICES -- 16.4%
American Express Co.                              76,300         2,697,205
AvalonBay Communities, Inc.                          600            23,484
Berkshire Hathaway, Inc. Cl. A*                       14   $     1,018,500
Household International, Inc.                     41,900         1,165,239
Morgan Stanley                                    12,900           514,968
Stillwell Financial, Inc.                         11,300           147,691
                                                           ---------------
                                                                 5,567,087
                                                           ---------------

FOODS -- 3.5%
Hershey Foods Corp.                                5,700           384,408
Kraft Foods, Inc.                                  9,500           369,835
Safeway, Inc.*                                    17,900           418,144
                                                           ---------------
                                                                 1,172,387
                                                           ---------------

INDUSTRIAL - DIVERSIFIED -- 4.0%
Tyco International Limited                        79,243         1,353,470
                                                           ---------------

INSURANCE -- 12.4%
American International Group, Inc.                28,050         1,622,692
Aon Corp.                                         18,300           345,687
Chubb Corp.                                        2,500           130,500
Loews Corp.                                       10,500           466,830
Markel Corp.*                                        200            41,100
Principal Financial Group, Inc.                    5,700           171,741
Progressive Corp.                                 12,500           620,375
Sun Life Financial
  Services of Canada, Inc.                         4,100            69,905
Transatlantic Holdings, Inc.                      10,000           667,000
Travelers Property Casualty Corp. Cl. A*           1,762            25,813
Travelers Property
  Casualty Corp. Cl. B*                            3,621            53,048
                                                           ---------------
                                                                 4,214,691
                                                           ---------------

LODGING -- 1.0%
Marriott International, Inc. Cl. A                 9,900           325,413
                                                           ---------------

MACHINERY & COMPONENTS -- 1.2%
Dover Corp.                                       13,900           405,324
                                                           ---------------

MANUFACTURING -- 0.6%
American Standard Companies, Inc.*                 2,900           206,306
                                                           ---------------

PHARMACEUTICALS -- 4.0%
Eli Lilly & Co.                                   11,800           749,300
Merck & Co., Inc.                                  3,700           209,457
Pfizer, Inc.                                       7,100           217,047
Pharmacia Corp.                                    4,600           192,280
                                                           ---------------
                                                                 1,368,084
                                                           ---------------

PREPACKAGED SOFTWARE -- 1.8%
BMC Software, Inc.*                               11,400   $       195,054
Microsoft Corp.*                                   8,100           418,770
                                                           ---------------
                                                                   613,824
                                                           ---------------

REAL ESTATE -- 2.2%
Centerpoint Properties Corp.                      13,200           754,380
                                                           ---------------

RETAIL -- 3.7%
Costco Wholesale Corp.*                           34,300           962,458
J.C. Penney Company, Inc.                          3,900            89,739
RadioShack Corp.                                  11,600           217,384
                                                           ---------------
                                                                 1,269,581
                                                           ---------------

RETAIL - GROCERY -- 0.3%
Albertson's, Inc.                                  4,300            95,718
                                                           ---------------

TOBACCO -- 6.5%
Philip Morris
  Companies, Inc.                                 54,600         2,212,938
                                                           ---------------

TRANSPORTATION -- 2.2%
United Parcel
  Service, Inc. Cl. B                             11,700           738,036
                                                           ---------------

TOTAL EQUITIES
(COST $37,274,208)                                              32,260,095
                                                           ---------------

                                             PRINCIPAL
                                               AMOUNT
                                           -------------
SHORT-TERM INVESTMENTS -- 14.0%
CASH EQUIVALENTS -- 9.2%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                        $     124,126           124,126
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                               73,796            73,796
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                              368,981           368,981
Bayerische
  Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                              184,491           184,491
Canadian Imperial Bank
  of Commerce Bank Note
  1.230% 05/19/2003                              166,041           166,041
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                    276,736           276,736

    The accompanying notes are an integral part of the financial statements.

                                             PRINCIPAL         MARKET
                                               AMOUNT          VALUE
                                           -------------   ---------------
General Electric Capital Corp.
  1.300% 01/06/2003                        $     184,091   $       184,091
Goldman Sachs Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                               92,245            92,245
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                               18,449            18,449
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                               55,347            55,347
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                               55,347            55,347
Merrimac Money Market Fund                       701,064           701,064
Metropolitan Life Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                              184,491           184,491
Morgan Stanley Dean Witter & Co.
  1.390% 05/07/2003                              147,592           147,592
National Bank of Commerce
  1.400% 05/23/2003                               92,245            92,245
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                              258,287           258,287
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                               55,347            55,347
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                               73,796            73,796
                                                           ---------------
                                                                 3,112,472
                                                           ---------------

REPURCHASE AGREEMENT -- 4.8%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                        $   1,648,008   $     1,648,008
                                                           ---------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                              4,760,480
                                                           ---------------

TOTAL INVESTMENTS -- 109.1%
(COST $42,034,688)***                                           37,020,575
                                                           ---------------
OTHER ASSETS/(LIABILITIES) -- (9.1%)                            (3,102,047)
                                                           ---------------

NET ASSETS -- 100.0%                                       $    33,918,528
                                                           ===============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $1,648,100. Collateralized by U.S. Government Agency obligation with a rate of 4.576%, maturity date of 10/01/2022, and aggregate market value, including accrued interest, of $1,730,447.

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                              DECEMBER 31, 2002
                                                                                              -----------------
ASSETS:
     Investments, at value (cost $37,274,208) (NOTE 2)                                          $ 32,260,095
     Short-term investments, at amortized cost (NOTE 2)                                            4,760,480
                                                                                                ------------
         Total Investments (including securities on loan with market values of $3,006,735)        37,020,575
     Receivables from:
         Investment adviser (NOTE 3)                                                                     274
         Fund shares sold                                                                             35,060
         Interest and dividends                                                                       71,405
         Foreign taxes withheld                                                                           57
                                                                                                ------------
             Total assets                                                                         37,127,371
                                                                                                ------------
LIABILITIES:
     Payables for:
         Fund shares repurchased                                                                      51,018
         Securities on loan (NOTE 2)                                                               3,112,472
         Directors' fees and expenses (NOTE 3)                                                         2,665
         Affiliates (NOTE 3):
             Investment management fees                                                               26,356
     Accrued expense and other liabilities                                                            16,332
                                                                                                ------------
             Total liabilities                                                                     3,208,843
                                                                                                ------------
     NET ASSETS                                                                                 $ 33,918,528
                                                                                                ============
NET ASSETS CONSIST OF:
     Paid-in capital                                                                            $ 43,496,275
     Distributions in excess of net investment income                                                 (2,277)
     Accumulated net realized loss on investments                                                 (4,561,357)
     Net unrealized depreciation on investments                                                   (5,014,113)
                                                                                                ------------
                                                                                                $ 33,918,528
                                                                                                ============
SHARES OUTSTANDING:                                                                                4,671,595
                                                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                 $       7.26
                                                                                                ============

    The accompanying notes are an integral part of the financial statements.

MMML LARGE CAP VALUE FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                           YEAR ENDED
                                                                                       DECEMBER 31, 2002
                                                                                       -------------------
INVESTMENT INCOME: (NOTE 2)
      Dividends (net of withholding tax of $5,093)                                     $           564,953
      Interest (including securities lending income of $1,256)                                      29,657
                                                                                       -------------------
             Total investment income                                                               594,610
                                                                                       -------------------
EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                                          315,206
      Audit and legal fees                                                                          20,259
      Shareholder reporting fees                                                                    12,948
      Custody fees                                                                                   8,918
      Directors' fees (NOTE 3)                                                                       2,042
      Miscellaneous fees                                                                             1,323
                                                                                       -------------------
             Total expenses                                                                        360,696
      Expenses waived (NOTE 3)                                                                      (2,149)
      Fees paid indirectly (NOTE 3)                                                                 (4,570)
                                                                                       -------------------
             Net expenses                                                                          353,977
                                                                                       -------------------
             NET INVESTMENT INCOME                                                                 240,633
                                                                                       -------------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on investment transactions                                              (3,126,455)
      Net change in unrealized appreciation (depreciation) on investments                       (4,230,305)
                                                                                       -------------------
             NET REALIZED AND UNREALIZED LOSS                                                   (7,356,760)
                                                                                       -------------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $        (7,116,127)
                                                                                       ===================

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED            YEAR ENDED
                                                                                   DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                                   ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                                        $          240,633    $          118,302
      Net realized loss on investment transactions                                         (3,126,455)           (1,396,456)
      Net change in unrealized appreciation (depreciation) on investments                  (4,230,305)             (796,849)
                                                                                   ------------------    ------------------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                             (7,116,127)           (2,075,003)
                                                                                   ------------------    ------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
      From net investment income                                                             (241,225)             (122,094)
      Tax return of capital                                                                    (2,964)                    -
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                        5,107,623            20,316,507
                                                                                   ------------------    ------------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (2,252,693)           18,119,410
NET ASSETS:
      Beginning of year                                                                    36,171,221            18,051,811
                                                                                   ------------------    ------------------
      End of year (including distributions in excess of net investment
         income of $2,277 and $1,659, respectively)                                $       33,918,528    $       36,171,221
                                                                                   ==================    ==================

    The accompanying notes are an integral part of the financial statements.

MML LARGE CAP VALUE FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     YEAR ENDED      YEAR ENDED    PERIOD ENDED
                                                                                      12/31/02        12/31/01       12/31/00++
                                                                                     ----------      ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $     8.73      $     9.86    $      10.00
                                                                                     ----------      ----------    ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                                    0.05            0.03            0.05***
  Net realized and unrealized loss on investments                                         (1.47)          (1.13)          (0.15)
                                                                                     ----------      ----------    ------------
       Total loss from investment operations                                              (1.42)          (1.10)          (0.10)
                                                                                     ----------      ----------    ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                              (0.05)          (0.03)          (0.04)
  Tax return of capital                                                                   (0.00)+             -               -
                                                                                     ----------      ----------    ------------
       Total distributions                                                                (0.05)          (0.03)          (0.04)
                                                                                     ----------      ----------    ------------
NET ASSET VALUE, END OF PERIOD                                                       $     7.26      $     8.73    $       9.86
                                                                                     ==========      ==========    ============
TOTAL RETURN@                                                                            (16.23)%        (11.16)%         (1.05)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                                  $   33,919      $   36,171    $     18,052
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                                 0.92%           0.87%           1.07%*
     After expense waiver#                                                                 0.90%(a)        0.87%           0.91%*
  Net investment income to average daily net assets                                        0.61%           0.48%           0.78%*
  Portfolio turnover rate                                                                    32%             19%             14%**

*   ANNUALIZED.
**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
*** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
++ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
+   TAX RETURN OF CAPITAL IS LESS THAN $0.01 PER SHARE.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE YEAR ENDED DECEMBER 31, 2002.
(a) THE FUND HAS ENTERED INTO AGREEMENTS WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EQUITY INDEX FUND?

The objectives and policies of the Fund are to:
- achieve long-term growth of capital through performance that closely tracks that of the S&P 500 Index
- invest in a portfolio of equity securities mirroring the sector and stock weightings of the S&P 500 Index

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class I shares returned -22.46%, slightly trailing the -22.09% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED PERFORMANCE DURING THE PERIOD?

It was another challenging year for the S&P 500 Index, which suffered large declines in the second and third quarters of the year. Overly optimistic expectations for an economic recovery and a rebound in corporate earnings did a lot of the damage to share prices. However, additional damage was inflicted by a host of other factors, including corporate accounting scandals, concerns about the lack of objectivity in Wall Street research, rising tension between Israel and the Palestinians, the possibility of war with Iraq, a falling U.S. dollar and the anniversary of the September 11 terrorist attacks. Consequently, after falling more than 13% by mid-year, the index gave up another 17.28% in the third quarter. At the end of the third quarter, the S&P 500 Index was posting negative results over the previous one-, three- and five-year periods. Reversing the previous quarter's results, value underperformed growth, as measured by the S&P 500 Barra Value Index's 20.46% decline versus the 14.12% loss in the S&P 500 Barra Growth Index. The market's small-cap and mid-cap segments also were sharply lower.

The Federal Reserve Board once again left interest rates unchanged at its August meeting, making six consecutive meetings in 2002 at which the Fed favored the status quo on rates. During the quarter, non-domiciled companies were removed from the benchmark, effective at the close of business on July 19. That change resulted in almost a 2% turnover, as seven stocks domiciled in Canada or Europe were deleted from the index.

The fourth quarter brought a welcome respite from the recent declines, as bargain hunters responded to the attractive valuations created by plunging share prices. The Federal Reserve Board did its part to help the rally, cutting short-term interest rates by 50 basis points. The S&P 500 Index gained 8.44% for the quarter, and all capitalization and style segments increased during the quarter. Large-cap value, as measured by the S&P 500 Barra Value Index's 9.90% gain, once again outperformed large-cap growth, reflected in the 7.11% advance of the S&P 500 Barra Growth Index. While it was a relief to see the market advancing, share prices began to retreat again in December. Weak holiday sales were one source of concern, as was the Bush administration's steady movement towards military conflict with Iraq.

Sector performance in the fourth quarter was positive without exception, led by the 38.17% surge in telecommunication services and the 22.45% gain in information technology. Information technology and financials, the two largest sectors in the index, accounted for over half of the quarter's gains. Even the weakest sector, consumer staples, turned in a positive result--1.15%. With investors rotating funds into traditional growth sectors, consumer staples, which typically outperforms the market when share prices are falling, fell behind. For the year, there were just 25 changes to the index, the fewest since 1996.

WHAT IS YOUR OUTLOOK?

The rally ending 2002 reminds us of a similar scenario that occurred at the end of 2001. However, there are some relevant differences between last year and this one. The most significant difference is that stock prices have fallen substantially and now reflect more modest expectations about earnings and economic growth. Moreover, corporations have implemented significant cost-cutting and other restructuring initiatives that have left them in much better financial shape. Capital spending remains an uncertainty, and the disappointing sales figures reported by retailers call into question how much longer the consumer can continue to spend without some retrenchment. Additionally, the possibility of waging war with Iraq continues to plague the market, adding a significant premium to crude oil prices and depressing investor sentiment. All of these cross-currents could play a part in the market's performance going forward.

                              MML EQUITY INDEX FUND
                        LARGEST STOCK HOLDINGS (12/31/02)

   Microsoft Corp.
   General Electric Co.
   Exxon Mobil Corp.
   Wal-Mart Stores, Inc.
   Pfizer, Inc.
   Citigroup, Inc.
   Johnson & Johnson
   American International Group, Inc.
   International Business Machines Corp.
   Merck & Co., Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                              SINCE INCEPTION
                                          ONE YEAR             AVERAGE ANNUAL
                                      1/1/02 - 12/31/02      5/1/97 - 12/31/02
MML Equity Index
Fund Class I                              -22.46%                  2.60%
--------------------------------------------------------------------------------
S&P 500 Index                             -22.09%                  3.12%
--------------------------------------------------------------------------------

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                 CLASS I     S&P 500 INDEX
5/1/97           $ 10,000      $ 10,000
Dec-97           $ 12,193      $ 12,255
Dec-98           $ 15,634      $ 15,757
Dec-99           $ 18,811      $ 19,073
Dec-00           $ 17,018      $ 17,338
Dec-01           $ 14,921      $ 15,279
Dec-02           $ 11,569      $ 11,903

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                              SINCE INCEPTION
                                          ONE YEAR             AVERAGE ANNUAL
                                      1/1/02 - 12/31/02      5/1/00 - 12/31/02
MML Equity Index
Fund Class II                            -22.29%                   -16.21%
MML Equity Index
Fund Class III                           -22.18%                   -16.16%
--------------------------------------------------------------------------------
S&P 500 Index                            -22.09%                   -15.96%
--------------------------------------------------------------------------------

[CHART]

                 GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CLASS II     CLASS III    S&P 500 INDEX
5/1/00        $ 10,000     $  10,000       $   10,000
Dec-00        $  9,137     $   9,150       $   9,162
Dec-01        $  8,024     $   8,024       $   8,074
Dec-02        $  6,236     $   6,244       $   6,290

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EQUITY INDEX FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                              NUMBER OF        MARKET
                                               SHARES           VALUE
                                           --------------   --------------
EQUITIES -- 98.6%

ADVERTISING  0.2%
Interpublic Group of Companies, Inc.               13,807   $      194,403
Omnicom Group, Inc.                                 6,706          433,208
TMP Worldwide, Inc.*                                3,976           44,969
                                                            --------------
                                                                   672,580
                                                            --------------
AEROSPACE & DEFENSE -- 1.9%
Boeing Co.                                         31,069        1,024,966
General Dynamics Corp.                              7,307          579,957
Goodrich Corp.                                      4,139           75,826
Honeywell International, Inc.                      30,190          724,560
Lockheed Martin Corp.                              16,640          960,960
Northrop Grumman Corp.                              6,884          667,748
Raytheon Co.                                       15,088          463,956
Rockwell Collins, Inc.                              6,268          145,794
United Technologies Corp.                          16,911        1,047,467
                                                            --------------
                                                                 5,691,234
                                                            --------------
AIR TRANSPORTATION -- 0.2%
AMR Corp.*                                          5,997           39,580
Delta Air Lines, Inc.                               4,899           59,278
Southwest Airlines Co.                             28,540          396,706
                                                            --------------
                                                                   495,564
                                                            --------------
APPAREL, TEXTILES & SHOES -- 0.6%
Gap, Inc.                                          32,445          503,546
Jones Apparel Group, Inc.*                          3,996          141,618
Limited Brands                                     18,730          260,909
Liz Claiborne, Inc.                                 4,274          126,724
Nike, Inc. Cl. B                                   10,124          450,214
Nordstrom, Inc.                                     5,535          104,999
Reebok International Limited*                       1,956           57,506
VF Corp.                                            3,851          138,829
                                                            --------------
                                                                 1,784,345
                                                            --------------
AUTOMOTIVE & PARTS -- 0.9%
Cooper Tire & Rubber Co.                            2,146           32,920
Dana Corp.                                          5,703           67,067
Delphi Corp.                                       20,283          163,278
Ford Motor Co.                                     66,267          616,283
General Motors Corp.                               20,330          749,364
Genuine Parts Co.                                   5,929          182,613
The Goodyear Tire & Rubber Co.                      6,665           45,389
Harley-Davidson, Inc.                              10,920          504,504
Navistar International Corp.*                       1,974           47,988
Paccar, Inc.                                        4,389   $      202,465
Visteon Corp.                                       4,812           33,492
                                                            --------------
                                                                 2,645,363
                                                            --------------
BANKING, SAVINGS & LOANS -- 11.6%
AmSouth Bancorp.                                   12,659          243,053
Bank of America Corp.                              54,156        3,767,633
Bank of New York Co., Inc.                         26,345          631,226
Bank One Corp.                                     43,332        1,583,785
BB&T Corp.                                         17,583          650,395
Capital One Financial Corp.                         7,900          234,788
Charter One Financial, Inc.                         7,876          226,277
Citigroup, Inc.                                   186,744        6,571,521
Comerica, Inc.                                      6,069          262,424
Fannie Mae                                         35,776        2,301,470
Fifth Third Bancorp                                21,363        1,250,804
First Tennessee National Corp.                      4,600          165,324
FleetBoston Financial Corp.                        38,702          940,459
Freddie Mac                                        25,386        1,499,043
Golden West Financial Corp.                         5,755          413,267
J.P. Morgan Chase & Co.                            73,273        1,758,552
KeyCorp                                            14,510          364,781
Marshall and Ilsley Corp.                           7,600          208,088
Mellon Financial Corp.                             15,994          417,603
National City Corp.                                21,298          581,861
North Fork Bancorporation, Inc.                     6,000          202,440
Northern Trust Corp.                                8,488          297,504
Providian Financial Corp.*                          9,902           64,264
Regions Financial Corp.                             7,752          258,607
SLM Corp.                                           5,814          603,842
SouthTrust Corp.                                   12,910          320,813
State Street Corp.                                 11,722          457,158
SunTrust Banks, Inc.                               10,790          614,167
Synovus Financial Corp.                            11,163          216,562
U.S. Bancorp                                       70,232        1,490,323
Union Planters Corp.                                7,012          197,318
Wachovia Corp.                                     50,374        1,835,629
Washington Mutual, Inc.                            34,576        1,193,909
Wells Fargo & Co.                                  61,229        2,869,803
Zions Bancorp                                       3,493          137,446
                                                            --------------
                                                                34,832,139
                                                            --------------
BEVERAGES -- 3.0%
Anheuser-Busch Companies, Inc.                     31,948   $    1,546,283
Brown-Forman Corp. Cl. B                            2,390          156,210
The Coca-Cola Co.                                  89,976        3,942,748
Coca-Cola Enterprises, Inc.                        16,174          351,299
Coors (Adolph) Co. Cl. B                            1,289           78,951
The Pepsi Bottling Group, Inc.                     10,338          265,687
PepsiCo, Inc.                                      62,808        2,651,754
                                                            --------------
                                                                 8,992,932
                                                            --------------
BROADCASTING, PUBLISHING & PRINTING -- 3.4%
American Greetings Corp. Cl. A*                     2,123           33,543
AOL Time Warner, Inc.                             163,208        2,138,025
Clear Channel Communications, Inc.*                21,949          818,478
Comcast Corp. Cl. A*                               84,418        1,989,732
Dow Jones & Co., Inc.                               3,426          148,106
Gannett Co., Inc.                                   9,635          691,793
Knight Ridder, Inc.                                 2,555          161,604
The McGraw-Hill Companies, Inc.                     7,330          443,025
Meredith Corp.                                      1,744           71,696
New York Times Co. Cl. A                            5,465          249,914
Tribune Co.                                        10,909          495,923
Univision Communications,
  Inc. Cl. A*                                       8,400          205,800
Viacom, Inc. Cl. B*                                63,968        2,607,336
                                                            --------------
                                                                10,054,975
                                                            --------------
BUILDING MATERIALS & CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.*                            3,556           28,661
Masco Corp.                                        17,967          378,205
Vulcan Materials Co.                                3,510          131,625
                                                            --------------
                                                                   538,491
                                                            --------------
CHEMICALS -- 1.5%
Air Products & Chemicals, Inc.                      8,458          361,579
Ashland, Inc.                                       2,403           68,558
Dow Chemical Co.                                   33,568          996,970
Du Pont (E.I.) de
  Nemours & Co.                                    36,704        1,556,250
Eastman Chemical Co.                                3,000          110,310
Engelhard Corp.                                     4,493          100,419
Great Lakes
  Chemical Corp.                                    1,655           39,521
Hercules, Inc.*                                     3,706           32,613

    The accompanying notes are an integral part of the financial statements.

                                              NUMBER OF        MARKET
                                               SHARES           VALUE
                                           --------------   --------------
International Flavors &
  Fragrances, Inc.                                  3,246   $      113,935
Monsanto Co.                                       10,185          196,061
PPG Industries, Inc.                                5,789          290,318
Praxair, Inc.                                       5,482          316,695
Rohm & Haas Co.                                     8,240          267,635
                                                            --------------
                                                                 4,450,864
                                                            --------------
COMMERCIAL SERVICES -- 1.5%
Allied Waste
  Industries, Inc.*                                 6,760           67,600
Apollo Group, Inc. Cl. A*                           6,600          290,400
Block (H&R), Inc.                                   6,474          260,255
Cendant Corp.*                                     37,442          392,392
Cintas Corp.                                        6,490          296,917
Concord EFS, Inc.*                                 18,384          289,364
Convergys Corp.*                                    6,216           94,172
Donnelley (R.R.) &
  Sons Co.                                          3,922           85,382
eBay, Inc.*                                        10,900          739,238
Ecolab, Inc.                                        4,458          220,671
Equifax, Inc.                                       4,759          110,123
Fluor Corp.                                         2,627           73,556
Moody's Corp.                                       5,346          220,736
Paychex, Inc.                                      14,097          393,306
PerkinElmer, Inc.                                   5,008           41,316
Quest Diagnostics, Inc.*                            3,364          191,412
Quintiles
  Transnational Corp.*                              4,010           48,521
Robert Half
  International, Inc.*                              5,880           94,727
Ryder System, Inc.                                  2,282           51,208
Waste Management, Inc.                             22,353          512,331
                                                            --------------
                                                                 4,473,627
                                                            --------------
COMMUNICATIONS -- 1.8%
ADC Telecommunications, Inc.*                      27,448           57,366
Andrew Corp.*                                       3,961           40,719
Avaya, Inc.*                                       12,472           30,556
Ciena Corp.*                                       16,241           83,479
Citizens
  Communications Co.*                              11,201          118,171
Lucent
  Technologies, Inc.*                             125,779          158,482
Network Appliance, Inc.*                           11,920          119,200
Nextel Communications,
  Inc. Cl. A*                                      35,030          404,596
Qualcomm, Inc.*                                    28,030        1,020,012
SBC
  Communications, Inc.                            121,646        3,297,823
Scientific-Atlanta, Inc.                            5,610           66,535
Tellabs, Inc.*                                     15,112          109,864
                                                            --------------
                                                                 5,506,803
                                                            --------------
COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                     84,210   $      728,416
                                                            --------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
Autodesk, Inc.                                      3,990           57,057
Computer Sciences Corp.*                            6,187          213,142
Parametric Technology Corp.*                        9,034           22,766
Sun Microsystems, Inc.*                           117,108          364,206
Teradyne, Inc.*                                     6,760           87,948
Unisys Corp.*                                      12,615          124,888
                                                            --------------
                                                                   870,007
                                                            --------------
COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                          2,970           88,060
                                                            --------------
COMPUTERS & INFORMATION -- 2.5%
Apple Computer, Inc.*                              12,826          183,797
Cisco Systems, Inc.*                              262,773        3,442,326
Comverse Technology, Inc.*                          6,822           68,356
Dell Computer Corp.*                               94,947        2,538,883
EMC Corp.*                                         79,432          487,712
Gateway, Inc.*                                     10,690           33,567
International Game Technology*                      3,179          241,350
Jabil Circuit, Inc.*                                7,278          130,422
Lexmark International, Inc.*                        4,564          276,122
Solectron Corp.*                                   29,381          104,303
Symbol Technologies, Inc.                           7,735           63,582
                                                            --------------
                                                                 7,570,420
                                                            --------------
COMPUTERS & OFFICE EQUIPMENT -- 2.5%
Electronic Data Systems Corp.                      17,171          316,462
Hewlett-Packard Co.                               111,215        1,930,692
International Business
  Machines Corp.                                   61,514        4,767,335
Pitney Bowes, Inc.                                  8,602          280,941
Xerox Corp.*                                       26,114          210,218
                                                            --------------
                                                                 7,505,648
                                                            --------------
CONTAINERS -- 0.2%
Ball Corp.                                          2,110          108,011
Bemis Co., Inc.                                     1,783           88,490
Pactiv Corp.*                                       6,359          139,008
Sealed Air Corp.*                                   2,891          107,834
Temple-Inland, Inc.                                 1,938           86,842
                                                            --------------
                                                                   530,185
                                                            --------------
COSMETICS & PERSONAL CARE -- 2.6%
Alberto-Culver Co. Cl. B                            2,038          102,715
Avon Products, Inc.                                 8,578          462,097
Colgate-Palmolive Co.                              20,177        1,057,880
The Gillette Co.                                   38,983        1,183,524
Kimberly-Clark Corp.                               19,103   $      906,819
The Procter & Gamble Co.                           47,004        4,039,524
                                                            --------------
                                                                 7,752,559
                                                            --------------
DATA PROCESSING & PREPARATION -- 0.8%
Automatic Data Processing, Inc.                    21,804          855,807
Deluxe Corp.                                        2,214           93,209
First Data Corp.                                   27,760          982,982
Fiserv, Inc.*                                       6,921          234,968
IMS Health, Inc.                                   10,224          163,584
NCR Corp.*                                          3,450           81,903
                                                            --------------
                                                                 2,412,453
                                                            --------------
ELECTRIC UTILITIES -- 2.5%
AES Corp.*                                         18,349           55,414
Allegheny Energy, Inc.                              5,120           38,707
Ameren Corp.                                        5,781          240,316
American Electric Power Co.                        12,857          351,382
Calpine Corp.*                                     14,571           47,501
CenterPoint Energy, Inc.                           11,663           99,135
Cinergy Corp.                                       5,463          184,212
CMS Energy Corp.                                    6,238           58,887
Consolidated Edison, Inc.                           8,250          353,265
Constellation Energy Group, Inc.                    5,625          156,487
Dominion Resources, Inc.                           11,478          630,142
DTE Energy Co.                                      5,537          256,917
Duke Energy Corp.                                  32,435          633,780
Edison International*                              12,430          147,295
Entergy Corp.                                       8,660          394,809
Exelon Corp.                                       11,568          610,443
FirstEnergy Corp.                                  10,257          338,173
FPL Group, Inc.                                     6,586          396,016
Mirant Corp.*                                      14,751           27,879
NiSource, Inc.                                      9,246          184,920
PG&E Corp.*                                        14,221          197,672
Pinnacle West
  Capital Corp.                                     2,900           98,861
PPL Corp.                                           5,789          200,763
Progress Energy, Inc.                               8,072          349,921
Public Service
  Enterprise Group, Inc.                            8,298          266,366
Southern Co.                                       25,487          723,576
Teco Energy, Inc.                                   5,661           87,576
TXU Corp.                                          10,977          205,050
                                                            --------------
                                                                 7,335,465
                                                            --------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 6.0%
Advanced Micro Devices, Inc.*                      12,660           81,784
Altera Corp.*                                      13,920          172,330

    The accompanying notes are an integral part of the financial statements.

                                              NUMBER OF        MARKET
                                               SHARES           VALUE
                                           --------------   --------------
American Power
  Conversion Corp.*                                 7,230   $      109,534
Analog Devices, Inc.*                              13,670          326,303
Applied Micro
  Circuits Corp.*                                  10,300           38,007
Broadcom Corp. Cl. A*                              10,353          155,916
Emerson Electric Co.                               15,657          796,158
General Electric Co.                              362,793        8,834,010
Intel Corp.                                       242,460        3,775,102
JDS Uniphase Corp.*                                50,088          123,717
Johnson Controls, Inc.                              3,325          266,565
Kla-Tencor Corp.*                                   6,906          244,265
Linear Technology Corp.                            11,530          296,552
LSI Logic Corp.*                                   13,528           78,057
Maxim Integrated
  Products, Inc.                                   11,660          385,246
Micron Technology, Inc.*                           21,717          211,524
Molex, Inc.                                         6,990          161,050
National
  Semiconductor Corp.*                              6,648           99,786
Novellus Systems, Inc.*                             5,350          150,228
Nvidia Corp.*                                       5,300           61,003
PMC-Sierra, Inc.*                                   5,589           31,075
Power-One, Inc.*                                    2,820           15,989
Qlogic Corp.*                                       3,400          117,334
Rockwell Automation, Inc.                           6,268          129,810
Sanmina-SCI Corp.*                                 18,452           82,849
Texas Instruments, Inc.                            63,726          956,527
Thomas & Betts Corp.*                               1,951           32,972
Xilinx, Inc.*                                      12,311          253,607
                                                            --------------
                                                                17,987,300
                                                            --------------
ENERGY -- 6.1%
Amerada Hess Corp.                                  3,053          168,068
Anadarko Petroleum Corp.                            9,422          451,314
Apache Corp.                                        4,786          272,754
BJ Services Co.*                                    5,700          184,167
Burlington Resources, Inc.                          7,300          311,345
ChevronTexaco Corp.                                38,772        2,577,563
ConocoPhillips                                     25,064        1,212,847
Devon Energy Corp.                                  5,685          260,941
Dynegy, Inc.                                       10,027           11,832
El Paso Corp.                                      20,846          145,088
EOG Resources, Inc.                                 4,500          179,640
Exxon Mobil Corp.                                 244,709        8,550,132
Halliburton Co.                                    15,865          296,834
Kerr-McGee Corp.                                    3,446          152,658
KeySpan Corp.                                       5,880          207,211
Kinder Morgan, Inc.                                 4,390          185,565
Marathon Oil Corp.                                 11,105          236,425
Nabors Industries Limited*                          5,315          187,460
Nicor, Inc.                                         1,489           50,671
Noble Corp.*                                        4,840          170,126
Occidental Petroleum Corp.                         14,204          404,104
Peoples Energy Corp.                                1,157   $       44,718
Rowan Companies, Inc.                               3,421           77,657
Schlumberger Limited                               21,439          902,368
Sempra Energy                                       7,328          173,307
Sunoco, Inc.                                        2,693           89,354
Transocean, Inc.                                   11,627          269,746
Unocal Corp.                                        9,257          283,079
The Williams Companies, Inc.                       14,618           39,469
Xcel Energy, Inc.                                  14,572          160,292
                                                            --------------
                                                                18,256,735
                                                            --------------
ENTERTAINMENT & LEISURE -- 0.7%
Brunswick Corp.                                     2,839           56,383
Carnival Corp.                                     21,785          543,536
The Disney (Walt) Co.                              73,322        1,195,882
Harrah's Entertainment, Inc.*                       3,923          155,351
                                                            --------------
                                                                 1,951,152
                                                            --------------
FINANCIAL SERVICES -- 3.3%
American Express Co.                               48,572        1,717,020
Bear Stearns Companies, Inc.                        3,518          208,969
Countrywide Financial Corp.                         4,339          224,109
Franklin Resources, Inc.                            9,328          317,898
The Goldman Sachs Group, Inc.                      17,300        1,178,130
Household International, Inc.                      17,220          478,888
Huntington Bancshares, Inc.                         8,334          155,929
Lehman Brothers Holdings, Inc.                      8,572          456,802
MBNA Corp.                                         46,921          892,437
Merrill Lynch & Co., Inc.                          31,868        1,209,391
Morgan Stanley                                     40,091        1,600,433
PNC Financial Services Group, Inc.                 10,449          437,813
Price (T. Rowe) Group, Inc.                         5,000          136,400
The Schwab
  (Charles) Corp.                                  49,061          532,312
Simon Property Group, Inc.                          6,700          228,269
Stillwell Financial, Inc.                           7,950          103,906
                                                            --------------
                                                                 9,878,706
                                                            --------------
FOODS -- 2.0%
Archer-Daniels-Midland Co.                         22,661          280,996
Campbell Soup Co.                                  14,802          347,403
ConAgra Foods, Inc.                                20,272          507,003
Del Monte Foods Co.*                                   44              339
General Mills, Inc.                                13,808          648,286
Heinz (H. J.) Co.                                  13,222          434,607
Hershey Foods Corp.                                 4,972   $      335,312
Kellogg Co.                                        14,764          505,962
The Kroger Co.*                                    28,318          437,513
Safeway, Inc.*                                     16,760          391,514
Sara Lee Corp.                                     28,365          638,496
Starbucks Corp.*                                   13,930          283,893
SuperValu, Inc.                                     4,521           74,642
Sysco Corp.                                        24,630          733,728
Wrigley (Wm.) Jr. Co.                               7,734          424,442
                                                            --------------
                                                                 6,044,136
                                                            --------------
FOREST PRODUCTS & PAPER -- 0.5%
Boise Cascade Corp.                                 2,142           54,021
Georgia-Pacific Corp.                               8,670          140,107
International Paper Co.                            17,589          615,087
MeadWestvaco Corp.                                  7,601          187,821
Plum Creek Timber Co., Inc.                         6,300          148,680
Weyerhaeuser Co.                                    8,390          412,872
                                                            --------------
                                                                 1,558,588
                                                            --------------
HEALTHCARE -- 0.9%
HCA, Inc.                                          19,276          799,954
Health Management
  Associates, Inc. Cl. A                            8,800          157,520
Healthsouth Corp.*                                 14,954           62,807
Humana, Inc.*                                       6,503           65,030
Manor Care, Inc.*                                   3,532           65,731
Tenet Healthcare Corp.*                            18,459          302,728
UnitedHealth Group, Inc.                           10,920          911,820
Wellpoint Health Networks, Inc.*                    5,040          358,646
                                                            --------------
                                                                 2,724,236
                                                            --------------
HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 0.2%
Centex Corp.                                        2,273          114,105
KB Home                                             2,071           88,742
Leggett & Platt, Inc.                               6,750          151,470
Maytag Corp.                                        3,186           90,801
Pulte Homes, Inc.                                   2,561          122,595
Whirlpool Corp.                                     2,269          118,487
                                                            --------------
                                                                   686,200
                                                            --------------
HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.                                3,150          135,103
The Clorox Co.                                      8,070          332,887
Corning, Inc.*                                     33,991          112,510
Fortune Brands, Inc.                                5,580          259,526
Newell Rubbermaid, Inc.                             9,735          295,263
Sherwin-Williams Co.                                5,829          164,669
Snap-On, Inc.                                       1,853           52,088
The Stanley Works                                   2,905          100,455
Tupperware Corp.                                    1,950           29,406
                                                            --------------
                                                                 1,481,907
                                                            --------------

    The accompanying notes are an integral part of the financial statements.

                                              NUMBER OF        MARKET
                                               SHARES           VALUE
                                           --------------   --------------
INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                               3,332   $      171,765
                                                            --------------
INDUSTRIAL - DIVERSIFIED -- 1.6%
3M Co.                                             14,036        1,730,638
Cooper Industries
  Limited Cl. A                                     3,414          124,440
Danaher Corp.                                       5,755          378,103
Eaton Corp.                                         2,597          202,852
Illinois Tool Works, Inc.                          11,243          729,221
ITT Industries, Inc.                                3,137          190,385
McDermott
  International, Inc.*                              1,890            8,278
Textron, Inc.                                       5,432          233,522
Tyco International Limited                         73,174        1,249,812
                                                            --------------
                                                                 4,847,251
                                                            --------------
INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                      21,558          352,473
                                                            --------------
INSURANCE -- 5.2%
ACE Limited                                         9,600          281,664
Aetna, Inc.                                         5,749          236,399
AFLAC, Inc.                                        18,820          566,858
Allstate Corp.                                     25,604          947,092
Ambac Financial
  Group, Inc.                                       3,975          223,554
American International
  Group, Inc.                                      94,770        5,482,445
Anthem, Inc.*                                       5,163          324,753
Aon Corp.                                           9,846          185,991
Chubb Corp.                                         6,073          317,011
Cigna Corp.                                         5,040          207,245
Cincinnati Financial Corp.                          6,389          239,907
The Hartford Financial
  Services Group, Inc.                              8,958          406,962
Jefferson-Pilot Corp.                               5,320          202,745
John Hancock Financial
  Services, Inc.                                   10,402          290,216
Lincoln National Corp.                              7,241          228,671
Loews Corp.                                         6,858          304,907
Marsh & McLennan
  Companies, Inc.                                  19,742          912,278
MBIA, Inc.                                          5,475          240,133
Metlife, Inc.                                      25,432          687,681
MGIC Investment Corp.                               3,589          148,226
Principal Financial
  Group, Inc.                                      12,700          382,651
Progressive Corp.                                   7,983          396,196
Prudential Financial, Inc.                         21,100          669,714
Safeco Corp.                                        4,859          168,462
The St. Paul
  Companies, Inc.                                   8,009          272,706
Torchmark Corp.                                     4,226          154,376
Travelers Property
  Casualty Corp. Cl. B*                            36,488   $      534,549
UnumProvident Corp.                                 8,270          145,056
XL Capital Limited Cl. A                            4,927          380,611
                                                            --------------
                                                                15,539,059
                                                            --------------
LODGING -- 0.2%
Hilton Hotels Corp.                                13,391          170,200
Marriott International, Inc. Cl. A                  8,664          284,786
Starwood Hotels &
  Resorts Worldwide, Inc.                           7,640          181,374
                                                            --------------
                                                                   636,360
                                                            --------------
MACHINERY & COMPONENTS -- 0.7%
Baker Hughes, Inc.                                 12,098          389,435
Caterpillar, Inc.                                  12,152          555,589
Cummins, Inc.                                       1,439           40,479
Deere & Co.                                         8,843          405,452
Dover Corp.                                         7,335          213,889
Ingersoll-Rand Co. Cl. A                            6,383          274,852
Pall Corp.                                          4,192           69,923
Parker-Hannifin Corp.                               4,414          203,618
                                                            --------------
                                                                 2,153,237
                                                            --------------
MANUFACTURING -- 0.4%
American Standard
  Companies, Inc.*                                  2,600          184,964
Applied Materials, Inc.*                           59,306          772,757
Avery-Dennison Corp.                                3,728          227,706
Millipore Corp.*                                    1,515           51,510
                                                            --------------
                                                                 1,236,937
                                                            --------------
MEDICAL SUPPLIES -- 2.1%
Agilent Technologies, Inc.*                        16,883          303,219
Allergan, Inc.                                      4,807          276,979
Applied Biosystems
  Group-Applera Corp.                               7,738          135,725
Bard (C.R.), Inc.                                   1,860          107,880
Bausch & Lomb, Inc.                                 2,292           82,512
Baxter International, Inc.                         21,692          607,376
Becton, Dickinson & Co.                             9,248          283,821
Biomet, Inc.                                       10,055          288,176
Boston Scientific Corp.*                           14,611          621,260
Guidant Corp.*                                     10,988          338,980
Medtronic, Inc.                                    44,381        2,023,774
St. Jude Medical, Inc.*                             5,822          231,250
Stryker Corp.                                       7,150          479,908
Tektronix, Inc.*                                    3,120           56,753
Thermo Electron Corp.*                              5,954          119,794
Waters Corp.*                                       4,700          102,366
Zimmer Holdings, Inc.*                              6,687          277,644
                                                            --------------
                                                                 6,337,417
                                                            --------------
METALS & MINING -- 0.5%
Alcoa, Inc.                                        31,288   $      712,741
Allegheny Technologies, Inc.                        2,544           15,849
Crane Co.                                           1,978           39,422
Freeport-McMoran
  Copper & Gold, Inc. Cl. B*                        6,165          103,449
Newmont Mining Corp.                               13,709          397,972
Nucor Corp.                                         3,106          128,278
Phelps Dodge Corp.*                                 3,285          103,970
United States Steel Corp.                           4,054           53,188
Worthington Industries, Inc.                        2,807           42,779
                                                            --------------
                                                                 1,597,648
                                                            --------------
PHARMACEUTICALS -- 11.5%
Abbott Laboratories                                56,898        2,275,920
AmerisourceBergen Corp.                             3,976          215,937
Amgen, Inc.*                                       46,806        2,262,602
Biogen, Inc.*                                       5,433          217,646
Bristol-Myers Squibb Co.                           71,142        1,646,937
Cardinal Health, Inc.                              16,227          960,476
Chiron Corp.*                                       7,060          265,456
Eli Lilly & Co.                                    41,180        2,614,930
Forest Laboratories,
  Inc. Cl. A*                                       6,390          627,626
Genzyme Corp.*                                      8,100          239,517
Johnson & Johnson                                 108,212        5,812,067
King Pharmaceuticals, Inc.*                         8,867          152,424
McKesson Corp.                                     10,387          280,761
Medimmune, Inc.*                                    8,964          243,552
Merck & Co., Inc.                                  81,843        4,633,132
Pfizer, Inc.                                      224,592        6,865,777
Pharmacia Corp.                                    47,011        1,965,060
Schering-Plough Corp.                              54,088        1,200,754
Sigma-Aldrich Corp.                                 2,984          145,321
Watson Pharmaceutical, Inc.*                        4,270          120,713
Wyeth                                              47,956        1,793,554
                                                            --------------
                                                                34,540,162
                                                            --------------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                  10,560          370,022
                                                            --------------
PREPACKAGED SOFTWARE -- 4.9%
Adobe Systems, Inc.                                 8,806          218,398
BMC Software, Inc.*                                 8,965          153,391
Citrix Systems, Inc.*                               6,492           79,981
Computer Associates
  International, Inc.                              20,823          281,111
Compuware Corp.*                                   13,878           66,614
Electronic Arts, Inc.*                              5,000          248,850
Intuit, Inc.*                                       7,710          361,753
Microsoft Corp.*                                  194,414       10,051,204
Novell, Inc.*                                      14,376           48,016

    The accompanying notes are an integral part of the financial statements.

                                              NUMBER OF        MARKET
                                               SHARES           VALUE
                                           --------------   --------------
Oracle Corp.*                                     198,611   $    2,144,999
Peoplesoft, Inc.*                                  11,514          210,706
Rational Software Corp.*                            6,800           70,652
Siebel Systems, Inc.*                              17,718          131,113
SunGard Data
  Systems, Inc.*                                   10,200          240,312
Veritas Software Corp.*                            14,746          230,333
                                                            --------------
                                                                14,537,433
                                                            --------------
REAL ESTATE -- 0.2%
Equity Office
  Properties Trust                                 15,560          388,689
Equity Residential                                  9,300          228,594
                                                            --------------
                                                                   617,283
                                                            --------------
RESTAURANTS -- 0.4%
Darden Restaurants, Inc.                            6,192          126,626
McDonald's Corp.                                   47,177          758,606
Wendy's International, Inc.                         3,875          104,896
Yum! Brands, Inc.*                                 10,698          259,106
                                                            --------------
                                                                 1,249,234
                                                            --------------
RETAIL -- 6.1%
AutoZone, Inc.*                                     3,954          279,350
Bed Bath & Beyond, Inc.*                           10,550          364,292
Best Buy Co., Inc.*                                11,130          268,790
Big Lots, Inc.*                                     3,874           51,253
Circuit City Stores, Inc.                           7,600           56,392
Costco Wholesale Corp.*                            16,942          475,393
CVS Corp.                                          14,803          369,631
Dillards, Inc. Cl. A                                3,001           47,596
Dollar General Corp.                               12,014          143,567
Family Dollar Stores, Inc.                          6,251          195,094
Federated Department
  Stores, Inc.*                                     7,263          208,884
The Home Depot, Inc.                               85,537        2,049,467
J.C. Penney Co., Inc.                               9,609          221,103
Kohl's Corp.*                                      12,123          678,282
Lowe's Companies, Inc.                             28,382        1,064,325
The May Department
  Stores Co.                                       10,332          237,429
Office Depot, Inc.*                                11,165          164,795
RadioShack Corp.                                    6,205          116,282
Sears, Roebuck and Co.                             11,360          272,072
Staples, Inc.*                                     16,873          308,776
Target Corp.                                       32,568          977,040
Tiffany & Co.                                       4,892          116,968
TJX Companies, Inc.                                19,376          378,220
Toys R Us, Inc.*                                    7,662           76,620
Walgreen Co.                                       37,604        1,097,661
Wal-Mart Stores, Inc.                             160,512        8,107,461
                                                            --------------
                                                                18,326,743
                                                            --------------
RETAIL - GROCERY -- 0.2%
Albertson's, Inc.                                  15,447   $      343,850
Winn-Dixie Stores, Inc.                             4,823           73,695
                                                            --------------
                                                                   417,545
                                                            --------------
TELEPHONE UTILITIES -- 2.9%
Alltel Corp.                                       11,367          579,717
AT&T Corp.                                         27,984          730,662
AT&T Wireless Services, Inc.*                      97,231          549,355
BellSouth Corp.                                    67,620        1,749,329
CenturyTel, Inc.                                    5,031          147,811
Qwest Communications
  International, Inc.*                             59,958          299,790
Sprint Corp. (FON Group)                           33,005          477,912
Sprint Corp. (PCS Group)*                          35,861          157,071
Verizon Communications, Inc.                       98,929        3,833,499
                                                            --------------
                                                                 8,525,146
                                                            --------------
TOBACCO -- 1.1%
Philip Morris
  Companies, Inc.                                  75,229        3,049,031
Reynolds (R.J.)
  Tobacco Holdings, Inc.                            3,300          138,963
UST, Inc.                                           6,022          201,315
                                                            --------------
                                                                 3,389,309
                                                            --------------
TOYS, GAMES -- 0.1%
Hasbro, Inc.                                        6,391           73,816
Mattel, Inc.                                       15,689          300,444
                                                            --------------
                                                                   374,260
                                                            --------------
TRANSPORTATION -- 1.5%
Burlington Northern
  Santa Fe Corp.                                   13,886          361,175
CSX Corp.                                           7,865          222,658
FedEx Corp.                                        11,003          596,583
Norfolk Southern Corp.                             14,189          283,638
Union Pacific Corp.                                 8,917          533,861
United Parcel
  Service, Inc. Cl. B                              40,500        2,554,740
                                                            --------------
                                                                 4,552,655
                                                            --------------
TRAVEL -- 0.0%
Sabre Holdings Corp.*                               5,431           98,355
                                                            --------------

TOTAL EQUITIES
(COST $387,467,619)                                            295,371,384
                                                            ==============

                                              PRINCIPAL        MARKET
                                               SHARES           VALUE
                                           --------------   --------------
SHORT-TERM INVESTMENTS -- 9.9%

CASH EQUIVALENTS -- 8.6%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                        $    1,027,527   $    1,027,527
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                               610,892          610,892
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                             3,054,463        3,054,463
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                             1,527,230        1,527,230
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.230% 05/19/2003                             1,374,507        1,374,507
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                   2,290,845        2,290,845
General Electric
  Capital Corp.
  1.300% 01/06/2003                             1,523,921        1,523,921
Goldman Sachs
  Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                               763,615          763,615
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                               152,723          152,723
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                               458,169          458,169
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                               458,169          458,169
Merrimac Money
  Market Fund                                   5,803,475        5,803,475
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                             1,527,230        1,527,230
Morgan Stanley
  Dean Witter & Co.
  1.390% 05/07/2003                             1,221,784        1,221,784
National Bank of
  Commerce
  1.400% 05/23/2003                               763,615          763,615

    The accompanying notes are an integral part of the financial statements.

                                              PRINCIPAL        MARKET
                                               SHARES           VALUE
                                           --------------   --------------

Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                        $    2,138,122   $    2,138,122
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                               458,169          458,169
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                               610,892          610,892
                                                            --------------
                                                                25,765,348
                                                            --------------
REPURCHASE AGREEMENT -- 1.2%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                             3,493,383        3,493,383
                                                            --------------
U.S. TREASURY BILLS -- 0.1%
U.S. Treasury Bill***
  1.170% 01/23/2003                                40,000           39,971
U.S. Treasury Bill***
  1.180% 01/23/2003                                20,000           19,986
U.S. Treasury Bill***
  1.402% 01/23/2003                                10,000            9,991
U.S. Treasury Bill***
  1.470% 01/23/2003                                30,000           29,973
U.S. Treasury Bill***
  1.625% 01/23/2003                               200,000          199,802
                                                            --------------
                                                                   299,723
                                                            --------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                             29,558,454
                                                            ==============
TOTAL INVESTMENTS--108.5%
(COST $417,026,073)****                                        324,929,838

OTHER ASSETS/
(LIABILITIES)--(8.5%)                                          (25,463,838)
                                                            ==============
NET ASSETS--100.0%                                          $  299,466,000
                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS

*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
*** This security is held as collateral for open futures contracts. (NOTE 2). **** Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $3,493,577. Collateralized by U.S. Government Agency obligation with a rate of 6.376%, maturity date of 10/01/2023, and aggregate market value, including accrued interest, of $3,668,074.


             The remainder of this page is intentionally left blank.


    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                              DECEMBER 31, 2002
                                                                                              -----------------
ASSETS:
        Investments, at value (cost $387,467,619) (NOTE 2)                                       $ 295,371,384
        Short-term investments, at amortized cost (NOTE 2)                                          29,558,454
                                                                                                 -------------
            Total Investments (including securities on loan with market values of $24,713,783)     324,929,838
        Receivables from:
            Investments sold                                                                           136,827
            Fund shares sold                                                                           138,193
            Interest and dividends                                                                     497,902
            Variation margin on open futures contracts (NOTE 2)                                          5,950
                                                                                                 -------------
                 Total assets                                                                      325,708,710
                                                                                                 -------------
LIABILITIES:
        Payables for:
            Investments purchased                                                                       96,154
            Fund shares repurchased                                                                    291,021
            Securities on loan (NOTE 2)                                                             25,765,348
            Directors' fees and expenses (NOTE 3)                                                       11,385
            Affiliates (NOTE 3):
                 Investment management fees                                                             26,840
                 Administration fees                                                                    28,164
        Accrued expense and other liabilities                                                           23,798
                                                                                                 -------------
                 Total liabilities                                                                  26,242,710
                                                                                                 -------------
        NET ASSETS                                                                               $ 299,466,000
                                                                                                 =============
NET ASSETS CONSIST OF:
        Paid-in capital                                                                          $ 399,129,678
        Undistributed net investment income                                                             12,132
        Accumulated net realized loss on investments and futures contracts                          (7,500,578)
        Net unrealized depreciation on investments and futures contracts                           (92,175,232)
                                                                                                 -------------
                                                                                                 $ 299,466,000
                                                                                                 =============
NET ASSETS:
            Class I                                                                              $  58,453,590
                                                                                                 =============
            Class II                                                                             $ 125,942,198
                                                                                                 =============
            Class III                                                                            $ 115,070,212
                                                                                                 =============
SHARES OUTSTANDING:
            Class I                                                                                  5,395,974
                                                                                                 =============
            Class II                                                                                11,640,545
                                                                                                 =============
            Class III                                                                               10,658,448
                                                                                                 =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
            Class I                                                                              $       10.83
                                                                                                 =============
            Class II                                                                             $       10.82
                                                                                                 =============
            Class III                                                                            $       10.80
                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                                  YEAR ENDED
                                                                                               DECEMBER 31, 2002
                                                                                               -----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $14,069)                                            $   5,160,203
        Interest (including securities lending income of $25,733)                                       74,218
                                                                                                 -------------
                 Total investment income                                                             5,234,421
                                                                                                 -------------
EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                                            324,719
        Shareholder reporting fees                                                                      51,653
        Custody fees                                                                                    44,030
        Audit and legal fees                                                                            22,895
        Directors' fees (NOTE 3)                                                                        16,927
                                                                                                 -------------
                                                                                                       460,224
        Administration fees (NOTE 3):
            Class I                                                                                    209,475
                                                                                                 -------------
            Class II                                                                                   232,035
            Class II fees waived                                                                       (93,981)
                                                                                                 -------------
                                                                                                       138,054
            Class III                                                                                   66,385
            Class III fees waived                                                                      (66,385)
                                                                                                 -------------
                                                                                                             -
        Miscellaneous fees                                                                               1,323
                                                                                                 -------------
                 Net expenses                                                                          809,076
                                                                                                 -------------
                 NET INVESTMENT INCOME                                                               4,425,345
                                                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on:
            Investment transactions                                                                 (5,856,319)
            Closed futures contracts                                                                (1,120,046)
                                                                                                 -------------
                 Net realized loss                                                                  (6,976,365)
                                                                                                 -------------
        Net change in unrealized appreciation (depreciation) on:
            Investments                                                                            (81,602,556)
            Open futures contracts                                                                    (121,910)
                                                                                                 -------------
                 Net unrealized loss                                                               (81,724,466)
                                                                                                 -------------
                 NET REALIZED AND UNREALIZED LOSS                                                  (88,700,831)
                                                                                                 -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $ (84,275,486)
                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED         YEAR ENDED
                                                                                      DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                                      -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                           $   4,425,345      $   2,082,311
        Net realized gain (loss) on investment transactions and futures contracts          (6,976,365)           884,690
        Net change in unrealized appreciation (depreciation)
           on investments and futures contracts                                           (81,724,466)       (14,964,990)
                                                                                        -------------      -------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                          (84,275,486)       (11,997,989)
                                                                                        -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income:
        Class I                                                                              (721,177)          (396,652)
        Class II                                                                           (1,859,859)          (487,951)
        Class III                                                                          (1,828,852)        (1,208,832)
                                                                                        -------------      -------------
           TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                  (4,409,888)        (2,093,435)
                                                                                        -------------      -------------
        From net realized gains:
        Class I                                                                                     -           (325,151)
        Class II                                                                                    -           (295,492)
        Class III                                                                                   -           (616,585)
                                                                                        -------------      -------------
           TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                              -         (1,237,228)
                                                                                        -------------      -------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
        Class I                                                                            (3,810,392)        10,390,890
        Class II                                                                           84,771,905         27,044,304
        Class III                                                                          (3,569,862)       114,746,113
                                                                                        -------------      -------------
           INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                         77,391,651        152,181,307
                                                                                        -------------      -------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (11,293,723)       136,852,655
NET ASSETS:
        Beginning of year                                                                 310,759,723        173,907,068
                                                                                        -------------      -------------
        End of year (including undistributed net investment income of
           $12,132 and distributions in excess of net investment income
           of $3,896, respectively)                                                     $ 299,466,000      $ 310,759,723
                                                                                        =============      =============

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND -- FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   CLASS I
                                                                                   -------
                                                     YEAR ENDED    YEAR ENDED     YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                      12/31/02      12/31/01       12/31/00         12/31/99       12/31/98
                                                     ---------     ----------     ----------       ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $   14.14     $    16.27     $    18.13       $    15.26     $    12.08
                                                     ---------     ----------     ----------       ----------     ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                   0.14***        0.14***        0.16***          0.09           0.13
  Net realized and unrealized gain
     (loss) on investments                               (3.31)         (2.14)         (1.88)            3.01           3.28
                                                     ---------     ----------     ----------       ----------     ----------
       Total income (loss) from
         investment operations                           (3.17)         (2.00)         (1.72)            3.10           3.41
                                                     ---------     ----------     ----------       ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                             (0.14)         (0.07)         (0.14)           (0.09)         (0.13)
  From net realized gains                                    -          (0.06)             -            (0.14)         (0.10)
                                                     ---------     ----------     ----------       ----------     ----------
       Total distributions                               (0.14)         (0.13)         (0.14)           (0.23)         (0.23)
                                                     ---------     ----------     ----------       ----------     ----------
NET ASSET VALUE, END OF PERIOD                       $   10.83     $    14.14     $    16.27       $    18.13     $    15.26
                                                     =========     ==========     ==========       ==========     ==========
TOTAL RETURN@                                           (22.46)%       (12.32)%        (9.53)%          20.32%         28.22%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                  $  58,454     $   81,535     $   82,798       $   95,049     $   36,069
  Ratio of expenses to average daily net assets:
     Before expense waiver                                0.44%          0.45%          0.45%            0.50%          0.60%
     After expense waiver#                                0.44%          0.45%          0.45%             N/A           0.50%
  Net investment income to average daily net assets       1.16%          0.92%          0.89%            0.92%          0.91%
  Portfolio turnover rate                                    6%             5%             3%               3%             5%

                                                           CLASS II                                     CLASS III
                                                           --------                                     ---------
                                             YEAR ENDED    YEAR ENDED    YEAR ENDED       YEAR ENDED    YEAR ENDED    YEAR ENDED
                                              12/31/02      12/31/01      12/31/00+        12/31/02      12/31/01      12/31/00+
                                             ----------    ----------    ----------       ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD          $   14.13    $    16.26    $    17.96       $    14.10    $    16.27    $    17.96
                                              ---------    ----------    ----------       ----------    ----------    ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                            0.17***       0.16***       0.13***          0.18***       0.19***       0.15***
  Net realized and unrealized loss
     on investments                               (3.32)        (2.14)        (1.68)           (3.31)        (2.19)        (1.67)
                                              ---------    ----------    ----------       ----------    ----------    ----------
       Total loss from investment operations      (3.15)        (1.98)        (1.55)           (3.13)        (2.00)        (1.52)
                                              ---------    ----------    ----------       ----------    ----------    ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                      (0.16)        (0.09)        (0.15)           (0.17)        (0.11)        (0.17)
  From net realized gains                             -         (0.06)            -                -         (0.06)            -
                                              ---------    ----------    ----------       ----------    ----------    ----------
       Total distributions                        (0.16)        (0.15)        (0.15)           (0.17)        (0.17)        (0.17)
                                              ---------    ----------    ----------       ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                $   10.82    $    14.13    $    16.26       $    10.80    $    14.10    $    16.27
                                              =========    ==========    ==========       ==========    ==========    ==========
TOTAL RETURN@                                    (22.29)%      (12.18)%       (8.63)%**       (22.18)%      (12.30)%       (8.50)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)           $ 125,942    $   74,636    $   56,998       $  115,070    $  154,588    $   34,111
  Ratio of expenses to average daily net
   assets:
     Before expense waiver                         0.33%         0.34%         0.34%*           0.19%         0.20%         0.20%*
     After expense waiver##                        0.26%         0.29%         0.29%*           0.14%         0.15%         0.15%*
  Net investment income to average daily net
   assets                                          1.37%         1.08%         1.10%*           1.46%         1.32%         1.25%*
  Portfolio turnover rate                             6%            5%            3%**             6%            5%            3%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE YEARS ENDED DECEMBER 2000, 2001 AND 2002.
## COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE YEARS ENDED DECEMBER 31, 2001 AND 2002.

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML ENHANCED INDEX CORE EQUITY FUND?

The objectives and policies of the Fund are to:
- achieve total returns that slightly exceed those of the S&P 500 Index over the long term while maintaining a risk profile similar to that of the index
- invest in a diversified portfolio consisting of approximately 90% of the securities in the S&P 500 Index
- employ quantitative analysis utilizing core (blended growth and value) parameters in making investment decisions
- utilize a proprietary quantitative model that ranks all companies in the S&P 500 Index in terms of various fundamental and technical factors to find stocks that
     -  are of high investment quality
     -  offer above-average levels of profitability or superior growth
     -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's shares returned -21.80%, slightly edging the -22.09% mark of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Although the third quarter resulted in negative performance from the standpoint of absolute returns, the Fund stayed about even with the S&P 500 Index, which logged its worst quarterly performance since the crash of 1987. From a quantitative standpoint, one of the most significant developments during the quarter was the outperformance of the largest stocks in the benchmark over the smallest ones. As of the end of September, this pattern had occurred in four of the five preceding months, following a stretch in which smaller stocks outperformed in 23 out of 28 months. In response to this shift and to the dramatic decline in the share prices of growth stocks, our model began to tilt in favor of larger growth names.

The most successful parameters of our stock selection model for the third quarter were value and momentum, while growth and estimate revisions did not work particularly well. We carried no significant sector or industry overweightings or underweightings during the quarter. A modest underweighting in the relatively strong technology component of health care was the largest detractor from relative performance. Conversely, an underweighting in the hardware segment of technology was helpful to us, as was stock selection in financial services. Higher credit risk led the model to underweight larger banks and favor smaller entities with more contained credit risk.

While the Fund modestly underperformed on a relative basis, we posted a solid gain for the fourth quarter. After a broad-based rally in late October, investors favored the stocks that had been beaten down most in the third quarter. Because many of the stocks that rallied had weak underlying fundamentals--anemic earnings, excessive debt or unattractive valuations--and our model has for some time emphasized favorable valuation and balance sheet characteristics, we were temporarily out of synch with the market and lagged the S&P 500 Index as a result. One positive factor in the technology sector was our overweighting of software names and underweighting of hardware stocks, which also added value for the entire year.

WHAT IS YOUR OUTLOOK?

After three years of declining stock prices, it is clear that we are experiencing a bear market of significant proportions. In retrospect, some of the causes were likely an eighteen-year decline in interest rates that fueled overexpansion, easy money, excessive debt and relaxed accounting standards. While share prices have fallen considerably from their peaks of several years ago, so have trailing earnings, with the result that many stocks are still trading at rich valuations. Nevertheless, the current picture does reveal a few positives, including slowly improving company fundamentals, valuations that already reflect global uncertainty and the possibility of war, foreign economic stimulus designed to bolster demand for U.S. goods and the newly proposed dividend tax cut.

                      MML ENHANCED INDEX CORE EQUITY FUND
                       LARGEST STOCK HOLDINGS (12/31/02)

   Microsoft Corp.
   Exxon Mobil Corp.
   General Electric Co.
   Wal-Mart Stores, Inc.
   Citigroup, Inc.
   Johnson & Johnson
   Pfizer, Inc.
   Bank of America Corp.
   International Business Machines Corp.
   Merck & Co., Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Enhanced Index Core Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                          SINCE INCEPTION*
                         ONE YEAR          AVERAGE ANNUAL
                     1/1/02 - 12/31/02   5/2/01 - 12/31/02
MML Enhanced Index
Core Equity Fund         -21.80%              -17.42%
----------------------------------------------------------
S&P 500 Index            -22.09%              -17.70%
----------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           MML ENHANCED INDEX CORE EQUITY FUND     S&P 500 INDEX
5/2/01                              $   10,000        $   10,000
Jun-01                              $    9,759        $    9,822
Dec-01                              $    9,292        $    9,277
Jun-02                              $    8,132        $    8,057
Dec-02                              $    7,267        $    7,227

* PLEASE NOTE, WHILE THE FUND COMMENCED OPERATIONS ON MAY 1, 2001, IT DID NOT COMMENCE INVESTMENT OPERATIONS UNTIL MAY 2, 2001.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML ENHANCED INDEX CORE EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                         NUMBER OF     MARKET
                                                          SHARES       VALUE
                                                         ---------     ------
EQUITIES -- 98.4%

Advertising -- 0.1%
Omnicom Group, Inc.                                            200   $   12,920
                                                                     ----------
AEROSPACE & DEFENSE -- 2.2%
Boeing Co.                                                   1,000       32,990
General Dynamics Corp.                                         200       15,874
Goodrich Corp.                                                 200        3,664
Honeywell International, Inc.                                  900       21,600
Lockheed Martin Corp.                                          600       34,650
Northrop Grumman Corp.                                         314       30,458
Raytheon Co.                                                   400       12,300
Rockwell Collins, Inc.                                       1,000       23,260
United Technologies Corp.                                      600       37,164
                                                                     ----------
                                                                        211,960
                                                                     ----------
AIR TRANSPORTATION -- 0.1%
Southwest Airlines Co.                                         900       12,510
                                                                     ----------
APPAREL, TEXTILES & SHOES -- 1.4%
The Gap, Inc.                                                1,000       15,520
Jones Apparel Group, Inc.*                                     700       24,808
Limited Brands                                                 700        9,751
Liz Claiborne, Inc.                                            800       23,720
Nike, Inc. Cl. B                                               300       13,341
Nordstrom, Inc.                                                100        1,897
Reebok International Limited*                                  800       23,520
VF Corp.                                                       600       21,630
                                                                     ----------
                                                                        134,187
                                                                     ----------
AUTOMOTIVE & PARTS -- 0.7%
Cooper Tire & Rubber Co.                                       100        1,534
Dana Corp.                                                     200        2,352
Delphi Corp.                                                   900        7,245
Ford Motor Co.                                               1,500       13,950
General Motors Corp.                                           700       25,802
The Goodyear Tire & Rubber Co.                                 100          681
Paccar, Inc.                                                   450       20,758
                                                                     ----------
                                                                         72,322
                                                                     ----------
BANKING, SAVINGS & LOANS -- 12.5%
AmSouth Bancorp                                                600       11,520
Bank of America Corp.                                        2,300      160,011
Bank One Corp.                                               1,300       47,515
BB&T Corp.                                                     500       18,495
Capital One Financial Corp.                                    500       14,860
Charter One Financial, Inc.                                    325        9,337
Citigroup, Inc.                                              5,900      207,621
Fannie Mae                                                   1,200       77,196
Fifth Third Bancorp                                            100        5,855
First Tennessee National Corp.                                 300   $   10,782
FleetBoston Financial Corp.                                    800       19,440
Freddie Mac                                                  1,000       59,050
Golden West Financial Corp.                                    300       21,543
J.P. Morgan Chase & Co.                                      2,300       55,200
KeyCorp                                                        600       15,084
Marshall and Ilsley Corp.                                      400       10,952
Mellon Financial Corp.                                         500       13,055
National City Corp.                                            900       24,588
North Fork Bancorporation, Inc.                                100        3,374
Providian Financial Corp.*                                   3,800       24,662
Regions Financial Corp.                                        600       20,016
SLM Corp.                                                      200       20,772
SouthTrust Corp.                                               400        9,940
State Street Corp.                                             300       11,700
SunTrust Banks, Inc.                                           300       17,076
Synovus Financial Corp.                                        300        5,820
U.S. Bancorp                                                 2,900       61,538
Union Planters Corp.                                           700       19,698
Wachovia Corp.                                               2,200       80,168
Washington Mutual, Inc.                                      1,500       51,795
Wells Fargo & Co.                                            2,000       93,740
Zions Bancorp                                                  100        3,935
                                                                     ----------
                                                                      1,206,338
                                                                     ----------
BEVERAGES -- 2.7%
Anheuser-Busch Companies, Inc.                               1,000       48,400
The Coca-Cola Co.                                            2,100       92,022
Coca-Cola Enterprises, Inc.                                    600       13,032
Coors (Adolph) Co. Cl. B                                       100        6,125
The Pepsi Bottling Group, Inc.                                 500       12,850
PepsiCo, Inc.                                                2,030       85,707
                                                                     ----------
                                                                        258,136
                                                                     ----------
BROADCASTING, PUBLISHING & PRINTING -- 3.1%
American Greetings Corp. Cl. A*                                100        1,580
AOL Time Warner, Inc.                                        5,200       68,120
Clear Channel Communications, Inc.*                            700       26,103
Comcast Corp. Cl. A*                                         2,655       62,578
Gannett Co., Inc.                                              300       21,540
The McGraw-Hill Companies, Inc.                                200       12,088
Meredith Corp.                                                 200        8,222
New York Times Co. Cl. A                                       100        4,573
Tribune Co.                                                    400       18,184
Viacom, Inc. Cl. B*                                          2,000       81,520
                                                                     ----------
                                                                        304,508
                                                                     ----------
BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Louisiana-Pacific Corp.*                                       200   $    1,612
Masco Corp.                                                    500       10,525
                                                                     ----------
                                                                         12,137
                                                                     ----------
CHEMICALS -- 1.6%
Air Products & Chemicals, Inc.                                 300       12,825
Ashland, Inc.                                                  300        8,559
Dow Chemical Co.                                             1,000       29,700
Du Pont (E.I.) de Nemours & Co.                              1,100       46,640
Eastman Chemical Co.                                           100        3,677
Engelhard Corp.                                                200        4,470
Great Lakes Chemical Corp.                                     300        7,164
Hercules, Inc.*                                                100          880
International Flavors & Fragrances, Inc.                       100        3,510
Monsanto Co.                                                   500        9,625
PPG Industries, Inc.                                           200       10,030
Praxair, Inc.                                                  200       11,554
Rohm & Haas Co.                                                200        6,496
                                                                     ----------
                                                                        155,130
                                                                     ----------
COMMERCIAL SERVICES -- 1.3%
Allied Waste Industries, Inc.*                                 300        3,000
Apollo Group, Inc. Cl. A*                                      500       22,000
Block (H&R), Inc.                                              300       12,060
Cintas Corp.                                                   100        4,575
Concord EFS, Inc.*                                             600        9,444
Convergys Corp.*                                               100        1,515
Donnelley (R.R.) & Sons Co.                                    100        2,177
eBay, Inc.*                                                    300       20,346
Equifax, Inc.                                                  200        4,628
Fluor Corp.                                                    200        5,600
Moody's Corp.                                                  200        8,258
Paychex, Inc.                                                  400       11,160
PerkinElmer, Inc.                                              100          825
Quintiles Transnational Corp.*                                 200        2,420
Ryder System, Inc.                                             100        2,244
Waste Management, Inc.                                         800       18,336
                                                                     ----------
                                                                        128,588
                                                                     ----------
COMMUNICATIONS -- 2.0%
Andrew Corp.*                                                  100        1,028
Ciena Corp.*                                                 2,300       11,822
Network Appliance, Inc.*                                       300        3,000
Nextel Communications, Inc. Cl. A*                           1,000       11,550
Qualcomm, Inc.*                                              1,100       40,029
SBC Communications, Inc.                                     3,900      105,729

    The accompanying notes are an integral part of the financial statements.

                                                         NUMBER OF     MARKET
                                                          SHARES       VALUE
                                                         ---------     ------
Scientific-Atlanta, Inc.                                       600   $    7,116
Tellabs, Inc.*                                               1,500       10,905
                                                                     ----------
                                                                        191,179
                                                                     ----------
COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                                               3,200       27,680
                                                                     ----------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.3%
Autodesk, Inc.                                                 200        2,860
Computer Sciences Corp.*                                       200        6,890
Parametric Technology Corp.*                                   300          756
Sun Microsystems, Inc.*                                      3,700       11,507
Teradyne, Inc.*                                                200        2,602
Unisys Corp.*                                                  400        3,960
                                                                     ----------
                                                                         28,575
                                                                     ----------
COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.*                                     100        2,965
                                                                     ----------
COMPUTERS & INFORMATION -- 2.8%
Apple Computer, Inc.*                                          500        7,165
Cisco Systems, Inc.*                                         8,583      112,437
Comverse Technology, Inc.*                                     200        2,004
Dell Computer Corp.*                                         4,000      106,960
EMC Corp.*                                                   2,500       15,350
Jabil Circuit, Inc.*                                           300        5,376
Lexmark International, Inc.*                                   300       18,150
Solectron Corp.*                                             1,000        3,550
Symbol Technologies, Inc.                                      200        1,644
                                                                     ----------
                                                                        272,636
                                                                     ----------
COMPUTERS & OFFICE EQUIPMENT -- 2.7%
Electronic Data Systems Corp.                                  500        9,215
Hewlett-Packard Co.                                          4,654       80,793
International Business Machines Corp.                        2,000      155,000
Pitney Bowes, Inc.                                             300        9,798
Xerox Corp.*                                                   800        6,440
                                                                     ----------
                                                                        261,246
                                                                     ----------
CONTAINERS -- 0.3%
Ball Corp.                                                     200       10,238
Bemis Co., Inc.                                                200        9,926
Pactiv Corp.*                                                  600       13,116
                                                                     ----------
                                                                         33,280
                                                                     ----------
COSMETICS & PERSONAL CARE -- 2.5%
Alberto-Culver Co. Cl. B                                       100        5,040
Avon Products, Inc.                                            200       10,774
Colgate-Palmolive Co.                                          600       31,458
The Gillette Co.                                             1,200       36,432
Kimberly-Clark Corp.                                           600       28,482
The Procter & Gamble Co.                                     1,500      128,910
                                                                     ----------
                                                                        241,096
                                                                     ----------
DATA PROCESSING & PREPARATION -- 0.9%
Automatic Data Processing, Inc.                                700   $   27,475
Deluxe Corp.                                                   500       21,050
First Data Corp.                                               900       31,869
Fiserv, Inc.*                                                  150        5,093
NCR Corp.*                                                     100        2,374
                                                                     ----------
                                                                         87,861
                                                                     ----------
ELECTRIC UTILITIES -- 2.2%
Ameren Corp.                                                   100        4,157
Calpine Corp.*                                                 400        1,304
CenterPoint Energy, Inc.                                       800        6,800
CMS Energy Corp.                                               100          944
Consolidated Edison, Inc.                                      200        8,564
Constellation Energy Group, Inc.                               100        2,782
Dominion Resources, Inc.                                       300       16,470
DTE Energy Co.                                                 200        9,280
Duke Energy Corp.                                              600       11,724
Edison International*                                          400        4,740
Entergy Corp.                                                  300       13,677
Exelon Corp.                                                   600       31,662
FirstEnergy Corp.                                              500       16,485
FPL Group, Inc.                                                200       12,026
NiSource, Inc.                                                 200        4,000
PG&E Corp.*                                                    500        6,950
Pinnacle West Capital Corp.                                    100        3,409
PPL Corp.                                                      300       10,404
Progress Energy, Inc.                                          200        8,670
Public Service Enterprise Group, Inc.                          200        6,420
Southern Co.                                                   800       22,712
Teco Energy, Inc.                                              200        3,094
TXU Corp.                                                      300        5,604
                                                                     ----------
                                                                        211,878
                                                                     ----------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 5.7%
Altera Corp.*                                                  400        4,936
American Power Conversion Corp.*                             1,800       27,270
Analog Devices, Inc.*                                          400        9,548
Applied Micro Circuits Corp.*                                  300        1,107
Emerson Electric Co.                                           400       20,340
General Electric Co.                                        10,300      250,805
Intel Corp.                                                  7,800      121,446
JDS Uniphase Corp.*                                          1,500        3,705
Johnson Controls, Inc.                                         200       16,034
Kla-Tencor Corp.*                                              100        3,537
Linear Technology Corp.                                        200        5,144
LSI Logic Corp.*                                               400        2,308
Micron Technology, Inc.*                                       400        3,896
Molex, Inc.                                                    200        4,608
National Semiconductor Corp.*                                  200        3,002
Novellus Systems, Inc.*                                        100        2,808
PMC-Sierra, Inc.*                                              200   $    1,112
Power-One, Inc.*                                             2,200       12,474
Qlogic Corp.*                                                  300       10,353
Rockwell Automation, Inc.                                      300        6,213
Texas Instruments, Inc.                                      2,000       30,020
Xilinx, Inc.*                                                  300        6,180
                                                                     ----------
                                                                        546,846
                                                                     ----------
ENERGY -- 5.8%
Amerada Hess Corp.                                             200       11,010
Anadarko Petroleum Corp.                                       200        9,580
Apache Corp.                                                   140        7,979
BJ Services Co.*                                               200        6,462
Burlington Resources, Inc.                                     300       12,795
ChevronTexaco Corp.                                            762       50,658
ConocoPhillips                                                 747       36,147
Devon Energy Corp.                                             300       13,770
El Paso Corp.                                                  900        6,264
EOG Resources, Inc.                                            100        3,992
Exxon Mobil Corp.                                            8,000      279,520
Halliburton Co.                                              1,200       22,452
Kerr-McGee Corp.                                               100        4,430
KeySpan Corp.                                                  100        3,524
Kinder Morgan, Inc.                                            200        8,454
Marathon Oil Corp.                                             400        8,516
Nabors Industries Limited*                                     200        7,054
Nicor, Inc.                                                    100        3,403
Noble Corp.*                                                   200        7,030
Occidental Petroleum Corp.                                     700       19,915
Peoples Energy Corp.                                           100        3,865
Rowan Companies, Inc.                                          100        2,270
Sempra Energy                                                  300        7,095
Transocean, Inc.                                               400        9,280
Unocal Corp.                                                   300        9,174
Xcel Energy, Inc.                                              400        4,400
                                                                     ----------
                                                                        559,039
                                                                     ----------
ENTERTAINMENT & LEISURE -- 0.8%
Brunswick Corp.                                                300        5,958
Carnival Corp.                                               1,100       27,445
The Walt Disney Co.                                          1,500       24,465
Harrah's Entertainment, Inc.*                                  500       19,800
                                                                     ----------
                                                                         77,668
                                                                     ----------
FINANCIAL SERVICES -- 2.8%
American Express Co.                                         1,500       53,025
Bear Stearns Companies, Inc.                                   400       23,760
Countrywide Financial Corp.                                    500       25,825
Franklin Resources, Inc.                                       300       10,224
The Goldman Sachs Group, Inc.                                  400       27,240
Household International, Inc.                                  700       19,467
Huntington Bancshares, Inc.                                    300        5,613
MBNA Corp.                                                   1,450       27,579
Merrill Lynch & Co., Inc.                                    1,000       37,950

    The accompanying notes are an integral part of the financial statements.

                                                         NUMBER OF     MARKET
                                                          SHARES       VALUE
                                                         ---------     ------
Morgan Stanley                                                 400   $   15,968
PNC Financial Services Group, Inc.                             300       12,570
Simon Property Group, Inc.                                     300       10,221
                                                                     ----------
                                                                        269,442
                                                                     ----------
FOODS -- 1.7%
Archer-Daniels-Midland Co.                                     730        9,052
Campbell Soup Co.                                              400        9,388
ConAgra Foods, Inc.                                            600       15,006
Del Monte Foods Co.*                                            89          685
Heinz (H. J.) Co.                                              200        6,574
Hershey Foods Corp.                                            100        6,744
Kellogg Co.                                                    500       17,135
The Kroger Co.*                                              1,100       16,995
Safeway, Inc.*                                                 700       16,352
Sara Lee Corp.                                               1,100       24,761
Starbucks Corp.*                                               600       12,228
SuperValu, Inc.                                                500        8,255
Sysco Corp.                                                    500       14,895
Wrigley (Wm.) Jr. Co.                                          100        5,488
                                                                     ----------
                                                                        163,558
                                                                     ----------
FOREST PRODUCTS & PAPER -- 0.3%
Boise Cascade Corp.                                            100        2,522
Georgia-Pacific Corp.                                          300        4,848
International Paper Co.                                        500       17,485
Plum Creek Timber Co., Inc.                                    200        4,720
                                                                     ----------
                                                                         29,575
                                                                     ----------
HEALTHCARE -- 0.9%
HCA, Inc.                                                      500       20,750
Health Management Associates, Inc. Cl. A                       200        3,580
Healthsouth Corp.*                                             700        2,940
Humana, Inc.*                                                  200        2,000
Manor Care, Inc.*                                              200        3,722
Tenet Healthcare Corp.*                                        650       10,660
UnitedHealth Group, Inc.                                       400       33,400
Wellpoint Health Networks, Inc.*                               200       14,232
                                                                     ----------
                                                                         91,284
                                                                     ----------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES -- 0.6%
Centex Corp.                                                   300       15,060
KB Home                                                        400       17,140
Maytag Corp.                                                   100        2,850
Pulte Homes, Inc.                                              400       19,148
Whirlpool Corp.                                                100        5,222
                                                                     ----------
                                                                         59,420
                                                                     ----------
HOUSEHOLD PRODUCTS -- 0.7%
Black & Decker Corp.                                           400       17,156
The Clorox Co.                                                 400       16,500
Fortune Brands, Inc.                                           200   $    9,302
Newell Rubbermaid, Inc.                                        200        6,066
Sherwin-Williams Co.                                           400       11,300
Snap-On, Inc.                                                  100        2,811
The Stanley Works                                              100        3,458
                                                                     ----------
                                                                         66,593
                                                                     ----------
INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                          200       10,310
                                                                     ----------
INDUSTRIAL - DIVERSIFIED -- 1.7%
3M Co.                                                         400       49,320
Cooper Industries Limited Cl. A                                300       10,935
Danaher Corp.                                                  100        6,570
Eaton Corp.                                                    100        7,811
Illinois Tool Works, Inc.                                      300       19,458
ITT Industries, Inc.                                           300       18,207
McDermott International, Inc.*                                 100          438
Textron, Inc.                                                  200        8,598
Tyco International Limited                                   2,328       39,762
                                                                     ----------
                                                                        161,099
                                                                     ----------
INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                                  700       11,445
                                                                     ----------
INSURANCE -- 5.3%
ACE Limited                                                    300        8,802
Aetna, Inc.                                                    100        4,112
AFLAC, Inc.                                                    600       18,072
Allstate Corp.                                               1,200       44,388
Ambac Financial Group, Inc.                                    200       11,248
American International Group, Inc.                           2,389      138,204
Anthem, Inc.*                                                  300       18,870
Aon Corp.                                                      300        5,667
Cigna Corp.                                                    200        8,224
Cincinnati Financial Corp.                                     200        7,510
The Hartford Financial Services Group, Inc.                    300       13,629
Jefferson-Pilot Corp.                                          200        7,622
John Hancock Financial Services, Inc.                          400       11,160
Lincoln National Corp.                                         300        9,474
Loews Corp.                                                    400       17,784
Marsh & McLennan Companies, Inc.                               400       18,484
MBIA, Inc.                                                     500       21,930
Metlife, Inc.                                                1,200       32,448
MGIC Investment Corp.                                          200        8,260
Principal Financial Group, Inc.                                400       12,052
Progressive Corp.                                              300       14,889
Prudential Financial, Inc.                                     800       25,392
Safeco Corp.                                                   300       10,401
Torchmark Corp.                                                300       10,959
Travelers Property Casualty Corp. Cl. B*                     1,500   $   21,975
UnumProvident Corp.                                            300        5,262
XL Capital Limited Cl. A                                       100        7,725
                                                                     ----------
                                                                        514,543
                                                                     ----------
LODGING -- 0.1%
Hilton Hotels Corp.                                            400        5,084
Marriott International, Inc. Cl. A                             200        6,574
                                                                     ----------
                                                                         11,658
                                                                     ----------
MACHINERY & COMPONENTS -- 0.7%
Baker Hughes, Inc.                                             400       12,876
Caterpillar, Inc.                                              400       18,288
Deere & Co.                                                    400       18,340
Ingersoll-Rand Co. Cl. A                                       200        8,612
Pall Corp.                                                     100        1,668
Parker-Hannifin Corp.                                          100        4,613
                                                                     ----------
                                                                         64,397
                                                                     ----------
MANUFACTURING -- 0.3%
Applied Materials, Inc.*                                     1,900       24,757
Avery Dennison Corp.                                           100        6,108
                                                                     ----------
                                                                         30,865
                                                                     ----------
MEDICAL SUPPLIES -- 2.0%
Agilent Technologies, Inc.*                                    600       10,776
Allergan, Inc.                                                 100        5,762
Applied Biosystems Group-Applera Corp.                         200        3,508
Bard (C.R.), Inc.                                              400       23,200
Bausch & Lomb, Inc.                                            100        3,600
Baxter International, Inc.                                     700       19,600
Becton, Dickinson & Co.                                        300        9,207
Biomet, Inc.                                                   300        8,598
Boston Scientific Corp.*                                       400       17,008
Guidant Corp.*                                                 700       21,595
Medtronic, Inc.                                                500       22,800
St. Jude Medical, Inc.*                                        200        7,944
Stryker Corp.                                                  200       13,424
Tektronix, Inc.*                                               100        1,819
Thermo Electron Corp.*                                         600       12,072
Waters Corp.*                                                  100        2,178
Zimmer Holdings, Inc.*                                         200        8,304
                                                                     ----------
                                                                        191,395
                                                                     ----------
METALS & MINING -- 0.8%
Alcoa, Inc.                                                    800       18,224
Crane Co.                                                      100        1,993
Freeport-McMoran Copper & Gold, Inc. Cl. B*                    100        1,678
Newmont Mining Corp.                                           400       11,612
Nucor Corp.                                                    100        4,130
Phelps Dodge Corp.*                                            100        3,165

    The accompanying notes are an integral part of the financial statements.

                                                         NUMBER OF     MARKET
                                                          SHARES       VALUE
                                                         ---------     ------
United States Steel Corp.                                    1,900   $   24,928
Worthington Industries, Inc.                                   600        9,144
                                                                     ----------
                                                                         74,874
                                                                     ----------
PHARMACEUTICALS -- 10.6%
Abbott Laboratories                                          1,800       72,000
AmerisourceBergen Corp.                                        300       16,293
Amgen, Inc.*                                                 1,420       68,643
Biogen, Inc.*                                                  200        8,012
Bristol-Myers Squibb Co.                                     2,300       53,245
Cardinal Health, Inc.                                          500       29,595
Chiron Corp.*                                                  200        7,520
Eli Lilly & Co.                                                700       44,450
Forest Laboratories, Inc. Cl. A*                               200       19,644
Johnson & Johnson                                            3,496      187,770
King Pharmaceuticals, Inc.*                                    666       11,449
McKesson Corp.                                                 500       13,515
Medimmune, Inc.*                                               200        5,434
Merck & Co., Inc.                                            2,600      147,186
Pfizer, Inc.                                                 6,100      186,477
Pharmacia Corp.                                              1,500       62,700
Schering-Plough Corp.                                        1,700       37,740
Watson Pharmaceutical, Inc.*                                   400       11,308
Wyeth                                                        1,000       37,400
                                                                     ----------
                                                                      1,020,381
                                                                     ----------
PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.                                              400       14,016
                                                                     ----------
PREPACKAGED SOFTWARE -- 5.3%
Adobe Systems, Inc.                                            200        4,982
BMC Software, Inc.*                                            600       10,266
Citrix Systems, Inc.*                                          100        1,232
Computer Associates International, Inc.                        400        5,400
Compuware Corp.*                                             5,300       25,440
Electronic Arts, Inc.*                                         100        4,977
Intuit, Inc.*                                                  200        9,384
Microsoft Corp.*                                             6,400      330,880
Novell, Inc.*                                                  500        1,670
Oracle Corp.*                                                6,300       68,040
Peoplesoft, Inc.*                                              500        9,150
Rational Software Corp.*                                       300        3,117
Siebel Systems, Inc.*                                        1,400       10,472
SunGard Data Systems, Inc.*                                    700       16,492
Veritas Software Corp.*                                        400        6,248
                                                                     ----------
                                                                        507,750
                                                                     ----------
REAL ESTATE -- 0.2%
Equity Office Properties Trust                                 500       12,490
Equity Residential                                             300        7,374
                                                                     ----------
                                                                         19,864
                                                                     ----------
RESTAURANTS -- 0.5%
Darden Restaurants, Inc.                                       550   $   11,248
McDonald's Corp.                                               900       14,472
Wendy's International, Inc.                                    200        5,414
Yum! Brands, Inc.*                                             600       14,532
                                                                     ----------
                                                                         45,666
                                                                     ----------
RETAIL -- 5.8%
AutoZone, Inc.*                                                200       14,130
Bed Bath & Beyond, Inc.*                                       300       10,359
Best Buy Co., Inc.*                                            500       12,075
Big Lots, Inc.*                                                200        2,646
Circuit City Stores, Inc.                                      700        5,194
Costco Wholesale Corp.*                                        500       14,030
CVS Corp.                                                      600       14,982
Dillards, Inc. Cl. A                                           100        1,586
Dollar General Corp.                                           300        3,585
Family Dollar Stores, Inc.                                     200        6,242
Federated Department Stores, Inc.*                             600       17,256
The Home Depot, Inc.                                         2,700       64,692
J.C. Penney Company, Inc.                                      300        6,903
Kohl's Corp.*                                                  300       16,785
Lowe's Companies, Inc.                                         900       33,750
The May Department Stores Co.                                  300        6,894
Office Depot, Inc.*                                          1,600       23,616
RadioShack Corp.                                               200        3,748
Sears, Roebuck and Co.                                         600       14,370
Staples, Inc.*                                               1,100       20,130
Target Corp.                                                 1,000       30,000
TJX Companies, Inc.                                            600       11,712
Toys R Us, Inc.*                                               200        2,000
Wal-Mart Stores, Inc.                                        4,500      227,295
                                                                     ----------
                                                                        563,980
                                                                     ----------
RETAIL - GROCERY -- 0.1%
Albertson's, Inc.                                              400        8,904
Winn-Dixie Stores, Inc.                                        200        3,056
                                                                     ----------
                                                                         11,960
                                                                     ----------
TELEPHONE UTILITIES -- 2.8%
Alltel Corp.                                                   300       15,300
AT&T Corp.                                                     900       23,499
AT&T Wireless Services, Inc.*                                3,200       18,080
BellSouth Corp.                                              2,200       56,914
CenturyTel, Inc.                                               200        5,876
Sprint Corp. (FON Group)                                     1,500       21,720
Sprint Corp. (PCS Group)*                                      700        3,066
Verizon Communications, Inc.                                 3,200      124,000
                                                                     ----------
                                                                        268,455
                                                                     ----------
TOBACCO -- 1.2%
Philip Morris Companies, Inc.                                2,500      101,325
Reynolds (R.J.) Tobacco Holdings, Inc.                         100   $    4,211
UST, Inc.                                                      200        6,686
                                                                     ----------
                                                                        112,222
                                                                     ----------
TOYS, GAMES -- 0.1%
Mattel, Inc.                                                   300        5,745
                                                                     ----------
TRANSPORTATION -- 1.4%
Burlington Northern Santa Fe Corp.                             600       15,606
CSX Corp.                                                      700       19,817
FedEx Corp.                                                    500       27,110
Norfolk Southern Corp.                                         400        7,996
Union Pacific Corp.                                            400       23,948
United Parcel Service, Inc. Cl. B                              700       44,156
                                                                     ----------
                                                                        138,633
                                                                     ----------
TRAVEL -- 0.1%
Sabre Holdings Corp.*                                          300        5,433
                                                                     ----------
TOTAL EQUITIES
(COST $11,055,967)                                                    9,515,248
                                                                     ==========

                                                         PRINCIPAL
                                                           AMOUNT
                                                         ---------
SHORT-TERM INVESTMENTS -- 0.9%
REPURCHASE AGREEMENT
Investors Bank & Trust Company Repurchase Agreement,
  dated 12/31/2002, 1.00%, due 01/02/2003(a)              $ 80,992       80,992
                                                                    -----------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                      80,992
                                                                    -----------

TOTAL INVESTMENTS -- 99.3%
(COST $11,136,959)**                                                  9,596,240

OTHER ASSETS/(LIABILITIES) -- 0.7%                                       70,185
                                                                    -----------

NET ASSETS -- 100.0%                                                $ 9,666,425
                                                                    ===========

NOTES TO PORTFOLIO OF INVESTMENTS

*    Non-income producing security.
**   Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $80,996. Collateralized by U.S. Government Agency obligation with a rate of 1.87%, maturity date of 01/16/2032, and aggregate market value, including accrued interest of $85,041.

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                           DECEMBER 31, 2002
                                                                           -----------------
ASSETS:
      Investments, at value (cost $11,055,967) (NOTE 2)                       $  9,515,248
      Short-term investments, at amortized cost (NOTE 2)                            80,992
                                                                              ------------
         Total Investments                                                       9,596,240
      Receivables from:
         Investment adviser (NOTE 3)                                                 3,550
         Fund shares sold                                                           72,627
         Interest and dividends                                                     15,485
                                                                              ------------
             Total assets                                                        9,687,902
                                                                              ------------
LIABILITIES:
      Payables for:
         Fund shares repurchased                                                        61
         Directors' fees and expenses (NOTE 3)                                         316
         Affiliates (NOTE 3):
             Investment management fees                                              4,716
      Accrued expense and other liabilities                                         16,384
                                                                              ------------
             Total liabilities                                                      21,477
                                                                              ------------
      NET ASSETS                                                              $  9,666,425
                                                                              ============
NET ASSETS CONSIST OF:
      Paid-in capital                                                         $ 13,102,565
      Undistributed net investment income                                              269
      Accumulated net realized loss on investments                              (1,895,690)
      Net unrealized depreciation on investments                                (1,540,719)
                                                                              ------------
                                                                              $  9,666,425
                                                                              ============

SHARES OUTSTANDING:                                                              1,355,796
                                                                              ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:               $       7.13
                                                                              ============

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                               YEAR ENDED
                                                                           DECEMBER 31, 2002
                                                                           -----------------
INVESTMENT INCOME (NOTE 2):
      Dividends (net of withholding tax of $413)                              $    162,438
      Interest                                                                       1,291
                                                                              ------------
             Total investment income                                               163,729
                                                                              ------------
EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                                           55,458
      Audit and legal fees                                                          20,001
      Custody fees                                                                  15,702
      Shareholder reporting fees                                                     2,444
      Directors' fees (NOTE 3)                                                         518
      Miscellaneous fees                                                             1,323
                                                                              ------------
             Total expenses                                                         95,446
      Expenses waived (NOTE 3)                                                     (28,897)
                                                                              ------------
             Net expenses                                                           66,549
                                                                              ------------
             NET INVESTMENT INCOME                                                  97,180
                                                                              ------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on investment transactions                              (1,350,834)
      Net change in unrealized appreciation (depreciation) on investments       (1,263,929)
                                                                              ------------
             NET REALIZED AND UNREALIZED LOSS                                   (2,614,763)
                                                                              ------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $ (2,517,583)
                                                                              ============

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR ENDED         PERIOD ENDED
                                                                            DECEMBER 31, 2002  DECEMBER 31, 2001*
                                                                            -----------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                                                   $     97,180        $     61,929
      Net realized loss on investment transactions                              (1,350,834)           (544,985)
      Net change in unrealized appreciation (depreciation) on investments       (1,263,929)           (276,790)
                                                                              ------------        ------------
         NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                   (2,517,583)           (759,846)
                                                                              ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
      From net investment income                                                   (96,830)            (62,311)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                             1,720,629          11,382,366
                                                                              ------------        ------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (893,784)         10,560,209

NET ASSETS:
      Beginning of period                                                       10,560,209                   -
                                                                              ------------        ------------
      End of period (including undistributed net investment income of $269 and distributions in excess of net investment income of $81,
        respectively)                                                         $  9,666,425        $ 10,560,209
                                                                              ============        ============

* FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

MML ENHANCED INDEX CORE EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               YEAR ENDED      PERIOD ENDED
                                                                                12/31/02         12/31/01+
                                                                              ------------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $       9.21     $      10.00
                                                                              ------------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                               0.07             0.06***
  Net realized and unrealized loss on investments                                    (2.08)           (0.80)
                                                                              ------------     ------------
       Total loss from investment operations                                         (2.01)           (0.74)
                                                                              ------------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                         (0.07)           (0.05)
                                                                              ------------     ------------
NET ASSET VALUE, END OF PERIOD                                                $       7.13     $       9.21
                                                                              ============     ============
TOTAL RETURN@                                                                       (21.80)%          (7.08)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                           $      9,666     $     10,560
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                            0.95%            0.76%*
     After expense waiver#                                                            0.66%            0.66%*
  Net investment income to average daily net assets                                   0.96%            0.93%*
  Portfolio turnover rate                                                               82%              59%**

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
+ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEAR ENDED DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital and future income
- invest primarily in a diversified portfolio of equity securities, which may consist of up to 35% foreign securities (including those of companies in emerging markets)
-    utilize a growth-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's shares returned -27.80%, trailing the -22.09% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Growth stocks had a rough year, declining sharply in the second and third quarters. In the second quarter, investors' disappointment over a delayed rebound in corporate earnings combined with a series of high-profile accounting scandals, controversy over the objectivity of Wall Street research, rising tension in the Middle East and a falling U.S. dollar sent share prices tumbling. The S&P 500 Index declined from around the 1150 level in March to just under 800 by July, while the Russell 1000 Growth Index, a proxy for large-cap growth stocks, declined 18.67%.

Earnings continued to disappoint in the third quarter while unemployment rose and consumer confidence deteriorated, prompting another downdraft in stock prices. The Russell 1000 Growth Index fell another 15.05%. However, the Fund outperformed the Russell Index during the quarter. The largest contributor to our relative performance was an overweighting and favorable stock selection in the leisure sector, where our emphasis was on advertising-sensitive media companies. Clear Channel Communications stood out, benefiting from firmer trends in spending for radio advertising, which accounts for most of the company's revenues.

The Fund also was aided by an underweighting in the weak technology and business services sectors, and by strong stock selection in industrials. Corporate spending on technology has remained muted for much longer than most investors expected, producing numerous earnings disappointments in the sector. In business services, not owning Electronic Data Services, which fell sharply on the company's warning of much lower earnings, helped our relative performance. In industrials, our position in Northrop Grumman did well due to the company's ability to win contracts and positive sentiment toward defense stocks based on higher projected military spending by the U.S. government. Other holdings contributing positively to our performance during the quarter were Dell Computer, Johnson & Johnson and Forest Labs.

In the fourth quarter, growth investors recovered some of their losses for the year, as the markets staged a decent rally, led by technology and telecommunications stocks. The Fund underperformed the Russell 1000 Growth Index, which gained 7.15% for the quarter. Poor stock selection in health care and industrials detracted most from our relative performance. In particular, a position in Tenet Healthcare weighed on the Fund's results. The stock plunged amid questions about the company's handling of Medicare reimbursements. Another hospital management holding, HCA, declined in sympathy with Tenet and because of expectations that hospital companies will face increased regulatory scrutiny going forward.

In industrials, our defense positions, which had helped the Fund for most of the year, detracted from performance. News that Iraqi dictator Saddam Hussein would allow U.N. weapons inspectors into his country was a negative factor. Concerns that the rate of increase in defense spending might slow also hurt the group.

Strong stock selection in consumer staples was the most important positive influence on our relative performance. Pepsico rose on news of strong third-quarter earnings driven by cost-cutting and the synergies made possible by the acquisition of Quaker Oats. Another contributor was Avon Products, the world's largest direct seller of beauty products. New product and sales initiatives in the U.S. and Europe helped the stock. Other stocks making a positive contribution to performance were Citigroup, Sallie Mae, Forest Labs and Oracle.

WHAT IS YOUR OUTLOOK?

The near-term picture remains clouded by factors that plagued the market for much of 2002, including tepid capital spending by corporations, uncertainty over how much longer consumer spending can prop up the economy and the possibility of war with Iraq. Additionally, there is now a momentum effect at work--a reluctance to buy attributable to the abnormally long period of time that stocks have been declining. Despite these uncertainties, we feel more sanguine about the market's longer-term outlook. Companies have done a good job at cutting costs to improve productivity, and inventories have been drawn down significantly. Meanwhile, low interest rates have created a favorable credit environment, and it appears that we can count on some kind of stimulative fiscal package from the government. As a result, we believe that 2003 could provide a more favorable backdrop for our research-intensive management style, as we continue our search for companies with strong fundamentals, superior managements and sustainable competitive advantages.

            MML GROWTH EQUITY FUND
      LARGEST STOCK HOLDINGS (12/31/02)

   Pfizer, Inc.
   Microsoft Corp.
   Freddie Mac
   Johnson & Johnson
   Cisco Systems, Inc.
   Amgen, Inc.
   SLM Corp.
   International Business Machines Corp.
   Oracle Corp.
   General Electric Co.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Growth Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                SINCE INCEPTION
                               ONE YEAR          AVERAGE ANNUAL
                           1/1/02 - 12/31/02   5/3/99 - 12/31/02
MML Growth Equity Fund         -27.80%             -10.84%
----------------------------------------------------------------
S&P 500 Index                  -22.09%              -9.53%
----------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           MML GROWTH EQUITY FUND     S&P 500 INDEX
5/3/99                 $   10,000         $  10,000
Dec-99                 $   13,010         $  11,100
Dec-00                 $   12,159         $  10,090
Dec-01                 $    9,096         $   8,892
Dec-02                 $    6,567         $   6,928

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                        NUMBER OF               MARKET
                                                         SHARES                 VALUE
                                                      ------------          --------------
EQUITIES -- 95.6%

AEROSPACE & DEFENSE -- 1.1%
Lockheed Martin Corp.                                          880          $       50,820
Northrop Grumman Corp.                                       1,320                 128,040
                                                                            --------------
                                                                                   178,860
                                                                            --------------
AIR TRANSPORTATION -- 0.1%
Southwest Airlines Co.                                       1,410                  19,599
                                                                            --------------
APPAREL, TEXTILES & SHOES -- 0.4%
The Gap, Inc.                                                3,970                  61,614
                                                                            --------------
AUTOMOTIVE & PARTS -- 0.6%
Harley-Davidson, Inc.                                        2,150                  99,330
                                                                            --------------
BANKING, SAVINGS & LOANS -- 6.1%
Citigroup, Inc.                                              6,400                 225,216
Freddie Mac                                                  7,430                 438,742
SLM Corp.                                                    3,340                 346,893
                                                                            --------------
                                                                                 1,010,851
                                                                            --------------
BEVERAGES -- 2.8%
Anheuser-Busch Companies, Inc.                               1,420                  68,728
The Coca-Cola Co.                                            1,460                  63,977
The Pepsi Bottling Group, Inc.                               3,190                  81,983
PepsiCo, Inc.                                                5,960                 251,631
                                                                            --------------
                                                                                   466,319
                                                                            --------------
BROADCASTING, PUBLISHING & PRINTING -- 6.2%
AOL Time Warner, Inc.                                       11,350                 148,685
Clear Channel Communications, Inc.*                          4,350                 162,212
Comcast Corp. Cl. A*                                         6,338                 149,387
Fox Entertainment Group, Inc. Cl. A*                         2,380                  61,713
Liberty Media Corp. Cl. A*                                  13,120                 117,293
News Corp. Limited                                          17,242                 111,459
USA Interactive*                                             6,240                 142,646
Viacom, Inc. Cl. B*                                          3,444                 140,378
                                                                            --------------
                                                                                 1,033,773
                                                                            --------------
COMMERCIAL SERVICES -- 2.3%
Accenture Limited*                                           5,500                  98,945
Apollo Group, Inc. Cl. A*                                    3,440                 151,360
eBay, Inc.*                                                  1,280                  86,810
Paychex, Inc.                                                1,300                  36,270
Weight Watchers International, Inc.*                           300                  13,791
                                                                            --------------
                                                                                   387,176
                                                                            --------------
COMMUNICATIONS -- 0.7%
Nokia Oyj Sponsored ADR                                      7,550                 117,025
                                                                            --------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.5%
Cadence Design Systems, Inc.*                                1,880          $       22,165
Teradyne, Inc.*                                              4,320                  56,203
                                                                            --------------
                                                                                    78,368
                                                                            --------------
COMPUTERS & INFORMATION -- 3.9%
Cisco Systems, Inc.*                                        29,520                 386,712
Dell Computer Corp.*                                         9,710                 259,645
                                                                            --------------
                                                                                   646,357
                                                                            --------------
COMPUTERS & OFFICE EQUIPMENT -- 2.1%
International Business Machines Corp.                        4,420                 342,550
                                                                            --------------
COSMETICS & PERSONAL CARE -- 4.2%
Avon Products, Inc.                                          5,260                 283,356
Colgate-Palmolive Co.                                        3,460                 181,408
The Gillette Co.                                             3,100                  94,116
The Procter & Gamble Co.                                     1,610                 138,363
                                                                            --------------
                                                                                   697,243
                                                                            --------------
DATA PROCESSING & PREPARATION -- 4.0%
Affiliated Computer Services, Inc. Cl. A*                    3,420                 180,063
Automatic Data Processing, Inc.                              7,260                 284,955
First Data Corp.                                             5,580                 197,588
                                                                            --------------
                                                                                   662,606
                                                                            --------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 5.3%
Analog Devices, Inc.*                                        6,700                 159,929
General Electric Co.                                        13,490                 328,482
Intel Corp.                                                  2,920                  45,464
Kla-Tencor Corp.*                                              500                  17,685
Maxim Integrated Products, Inc.                              3,510                 115,970
Microchip Technology, Inc.                                   3,990                  97,556
Taiwan Semiconductor Manufacturing Co. Limited
  Sponsored ADR*                                             7,940                  55,977
Xilinx, Inc.*                                                2,500                  51,500
                                                                            --------------
                                                                                   872,563
                                                                            --------------
ENERGY -- 4.3%
Anadarko Petroleum Corp.                                     1,200                  57,480
BJ Services Co.*                                             3,810                 123,101
EnCana Corp.                                                 8,000                 248,800
Noble Corp.*                                                 1,800                  63,270
Schlumberger Limited                                         5,100                 214,659
                                                                            --------------
                                                                                   707,310
                                                                            --------------
ENTERTAINMENT & LEISURE -- 0.6%
Carnival Corp.                                               2,000          $       49,900
The Walt Disney Co.                                          3,090                  50,398
                                                                            --------------
                                                                                   100,298
                                                                            --------------
FINANCIAL SERVICES -- 3.5%
American Express Co.                                         5,370                 189,830
The Goldman Sachs Group, Inc.                                2,710                 184,551
Merrill Lynch & Co., Inc.                                    2,880                 109,296
The Schwab (Charles) Corp.                                   8,200                  88,970
                                                                            --------------
                                                                                   572,647
                                                                            --------------
FOODS -- 2.0%
Hershey Foods Corp.                                            580                  39,115
Sysco Corp.                                                  9,700                 288,963
                                                                            --------------
                                                                                   328,078
                                                                            --------------
INDUSTRIAL - DIVERSIFIED -- 3.6%
3M Co.                                                       2,650                 326,745
Illinois Tool Works, Inc.                                    2,480                 160,853
Tyco International Limited                                   6,380                 108,970
                                                                            --------------
                                                                                   596,568
                                                                            --------------
INSURANCE -- 3.1%
ACE Limited                                                  1,680                  49,291
AFLAC, Inc.                                                  2,870                  86,444
American International Group, Inc.                           1,972                 114,080
Marsh & McLennan Companies, Inc.                             2,520                 116,449
XL Capital Limited Cl. A                                     1,830                 141,368
                                                                            --------------
                                                                                   507,632
                                                                            --------------
INTERNET CONTENT -- 0.1%
BEA Systems, Inc.*                                           1,570                  18,008
                                                                            --------------
MEDICAL SUPPLIES -- 3.1%
Boston Scientific Corp.*                                     5,020                 213,450
Guidant Corp.*                                                 800                  24,680
Medtronic, Inc.                                              4,920                 224,352
St. Jude Medical, Inc.*                                      1,200                  47,664
                                                                            --------------
                                                                                   510,146
                                                                            --------------
PHARMACEUTICALS -- 15.4%
Abbott Laboratories                                          1,910                  76,400
Alcon, Inc.*                                                 3,860                 152,277
Amgen, Inc.*                                                 7,860                 379,953
Biogen, Inc.*                                                  470                  18,828
Cardinal Health, Inc.                                          600                  35,514
Eli Lilly & Co.                                              4,780                 303,530
Forest Laboratories, Inc. Cl. A*                             2,240                 220,013
Genentech, Inc.*                                               970                  32,165

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF               MARKET
                                                         SHARES                 VALUE
                                                      ------------          --------------
Genzyme Corp.*                                               3,900          $      115,323
Johnson & Johnson                                            7,520                 403,899
Pfizer, Inc.                                                21,862                 668,321
Teva Pharmaceutical Sponsored ADR                            2,860                 110,425
Wyeth                                                        1,060                  39,644
                                                                            --------------
                                                                                 2,556,292
                                                                            --------------
PREPACKAGED SOFTWARE -- 8.5%
Intuit, Inc.*                                                3,400                 159,528
Microsoft Corp.*                                            12,140                 627,638
Oracle Corp.*                                               31,710                 342,468
Peoplesoft, Inc.*                                            5,800                 106,140
Symantec Corp.*                                                700                  28,315
Veritas Software Corp.*                                      8,806                 137,550
                                                                            --------------
                                                                                 1,401,639
                                                                            --------------
RETAIL -- 8.6%
Bed Bath & Beyond, Inc.*                                     1,110                  38,328
Best Buy Co., Inc.*                                          3,500                  84,525
The Home Depot, Inc.                                         1,350                  32,346
Kohl's Corp.*                                                5,800                 324,510
Lowe's Companies, Inc.                                       2,280                  85,500
Office Depot, Inc.*                                          2,690                  39,704
Staples, Inc.*                                               9,000                 164,700
Target Corp.                                                 3,280                  98,400
TJX Companies, Inc.                                         11,300                 220,576
Walgreen Co.                                                   900                  26,271
Wal-Mart Stores, Inc.                                        6,290                 317,708
                                                                            --------------
                                                                                 1,432,568
                                                                            --------------
TELEPHONE UTILITIES -- 0.6%
AT&T Wireless Services, Inc.*                                4,180                  23,617
Vodafone Group PLC Sponsored ADR                             4,412                  79,946
                                                                            --------------
                                                                                   103,563
                                                                            --------------

TOBACCO -- 0.7%
Philip Morris Companies, Inc.                                3,080                 124,832
                                                                            --------------
TRANSPORTATION -- 1.2%
United Parcel Service, Inc. Cl. B                            3,200                 201,856
                                                                            --------------
TOTAL EQUITIES
(COST $16,158,577)                                                              15,835,671
                                                                            --------------
RIGHTS -- 0.0%

COMPUTERS & INFORMATION
Seagate Technology*+                                        11,100                       -
                                                                            --------------
TOTAL RIGHTS
(COST $0)                                                                                -
                                                                            --------------
TOTAL LONG TERM INVESTMENTS
(COST $16,158,577)                                                              15,835,671
                                                                            --------------

                                                        PRINCIPAL               MARKET
                                                         AMOUNT                 VALUE
                                                      ------------          --------------
SHORT-TERM INVESTMENTS -- 8.4%

CASH EQUIVALENTS -- 2.2%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                   $     14,614          $       14,614
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                          8,689                   8,689
Bayerische Hypo-und Vereinsbank Bank Note
  1.240% 09/09/2003                                         43,444                  43,444
Bayerische Hypo-und Vereinsbank Eurodollar Time
  Deposit
  1.710% 01/10/2003                                         21,722                  21,722
Canadian Imperial Bank of Commerce Bank Note
  1.230% 05/19/2003                                         19,550                  19,550
Dreyfus Cash Management Plus, Inc. Money
  Market Fund                                               32,583                  32,583
General Electric Capital Corp.
  1.300% 01/06/2003                                         21,675                  21,675
Goldman Sachs Group, Inc. Medium Term Note
  1.320% 03/21/2003                                         10,861                  10,861
Honda Motor Co. Limited Medium Term Note
  1.410% 04/08/2003                                          2,172                   2,172
Merrill Lynch & Co. Medium Term Note
  1.330% 11/26/2003                                          6,516                   6,516
Merrill Lynch & Co. Medium Term Note
  1.340% 04/16/2003                                          6,516                   6,516
Merrimac Money Market Fund                                  82,543                  82,543
Metropolitan Life Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                         21,722                  21,722
Morgan Stanley Dean Witter & Co.
  1.390% 05/07/2003                                         17,377                  17,377
National Bank of Commerce
  1.400% 05/23/2003                                         10,861                  10,861
Royal Bank of Scotland Eurodollar Time Deposit
  1.310% 01/17/2003                                         30,410                  30,410
Royal Bank of Scotland Eurodollar Time Deposit
  1.330% 01/15/2003                                          6,517                   6,517
Svenska Handlesbanken Eurodollar Time Deposit
  1.720%  01/16/2003                                  $      8,689          $        8,689
                                                                            --------------
                                                                                   366,461
                                                                            --------------
REPURCHASE AGREEMENT--6.2%
Investors Bank & Trust Company Repurchase Agreement,
  dated 12/31/2002, 1.00%, due 01/02/2003(a)             1,028,864               1,028,864
                                                                            --------------
TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                              1,395,325
                                                                            --------------

TOTAL INVESTMENTS--104.0%
(COST $17,553,902)***                                                           17,230,996

OTHER ASSETS/(LIABILITIES)--(4.0%)                                                (662,866)
                                                                            --------------

NET ASSETS--100.0%                                                          $   16,568,130
                                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  Represents investments of security lending collateral. (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $1,028,921. Collateralized by U.S. Government Agency obligation with a rate of 7.015%, maturity date of 08/01/2030, and aggregate market value, including accrued interest, of $1,080,307.
 + This security is valued in good faith under procedures established by the board of directors.

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                     DECEMBER 31, 2002
                                                                                                     -----------------
ASSETS:
      Investments, at value (cost $16,158,577) (NOTE 2)                                              $      15,835,671
      Short-term investments, at amortized cost (NOTE 2)                                                     1,395,325
                                                                                                     -----------------
          Total Investments (including securities on loan with market values of $352,289)                   17,230,996
      Receivables from:
          Investments sold                                                                                     373,993
          Investment adviser (NOTE 3)                                                                           10,144
          Fund shares sold                                                                                       7,782
          Interest and dividends                                                                                16,293
          Foreign taxes withheld                                                                                 2,151
                                                                                                     -----------------
               Total assets                                                                                 17,641,359
                                                                                                     -----------------
LIABILITIES:
      Payables for:
          Investments purchased                                                                                647,785
          Fund shares repurchased                                                                               18,224
          Securities on loan (NOTE 2)                                                                          366,461
          Directors' fees and expenses (NOTE 3)                                                                  3,133
          Affiliates (NOTE 3):
               Investment management fees                                                                       15,690
      Accrued expense and other liabilities                                                                     21,936
                                                                                                     -----------------
               Total liabilities                                                                             1,073,229
                                                                                                     -----------------
      NET ASSETS                                                                                     $      16,568,130
                                                                                                     =================
NET ASSETS CONSIST OF:
      Paid-in capital                                                                                $      44,718,070
      Accumulated net investment loss                                                                           (3,189)
      Accumulated net realized loss on investments and foreign currency translations                       (27,824,242)
      Net unrealized depreciation on investments, foreign currency and other assets and liabilities           (322,509)
                                                                                                     -----------------
                                                                                                     $      16,568,130
                                                                                                     =================
SHARES OUTSTANDING:                                                                                          3,021,944
                                                                                                     =================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                      $            5.48
                                                                                                     =================

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                    YEAR ENDED
                                                                                DECEMBER 31, 2002
                                                                                -----------------
INVESTMENT INCOME (NOTE 2):
      Dividends (net of withholding tax of $1,517)                              $         218,218
      Interest (including securities lending income of $3,022)                             13,809
                                                                                -----------------
               Total investment income                                                    232,027
                                                                                -----------------
EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                                                 235,483
      Custody fees                                                                         52,656
      Audit and legal fees                                                                 20,108
      Shareholder reporting fees                                                            6,599
      Directors' fees (NOTE 3)                                                              1,560
      Miscellaneous fees                                                                    1,323
                                                                                -----------------
               Total expenses                                                             317,729
      Expenses waived (NOTE 3)                                                            (49,868)
      Fees paid indirectly (NOTE 3)                                                        (6,929)
                                                                                -----------------
               Net expenses                                                               260,932
                                                                                -----------------
               NET INVESTMENT LOSS                                                        (28,905)
                                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on:
          Investment transactions                                                      (6,917,608)
          Foreign currency transactions                                                      (358)
                                                                                -----------------
               Net realized loss                                                       (6,917,966)
                                                                                -----------------
      Net change in unrealized appreciation (depreciation) on:
          Investments                                                                  (2,868,766)
          Translation of assets and liabilities in foreign currencies                         348
                                                                                -----------------
               Net unrealized loss                                                     (2,868,418)
                                                                                -----------------
               NET REALIZED AND UNREALIZED LOSS                                        (9,786,384)
                                                                                -----------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $      (9,815,289)
                                                                                =================

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED         YEAR ENDED
                                                                                DECEMBER 31, 2002  DECEMBER 31, 2001
                                                                                -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment loss                                                       $         (28,905) $         (27,057)
      Net realized loss on investment transactions and foreign
         currency transactions                                                         (6,917,966)       (16,071,454)
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities in foreign currencies                   (2,868,418)         2,259,380
                                                                                -----------------  -----------------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         (9,815,289)       (13,839,131)
                                                                                -----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
      From net investment income                                                                -            (15,162)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                  (18,361,105)         5,517,852
                                                                                -----------------  -----------------
      TOTAL DECREASE IN NET ASSETS                                                    (28,176,394)        (8,336,441)
NET ASSETS:
      Beginning of year                                                                44,744,524         53,080,965
                                                                                -----------------  -----------------
      End of year (including accumulated net investment loss of
         $3,189 and distributions in excess of net investment income
         of $4,376, respectively)                                               $      16,568,130  $      44,744,524
                                                                                =================  =================

    The accompanying notes are an integral part of the financial statements.

MML GROWTH EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR ENDED      YEAR ENDED      YEAR ENDED      PERIOD ENDED
                                                            12/31/02        12/31/01        12/31/00         12/31/99+
                                                           ----------      ----------      ----------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     7.59      $    10.15      $    13.01      $      10.00
                                                           ----------      ----------      ----------      ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                           (0.01)          (0.00)#         (0.01)            (0.00)#
  Net realized and unrealized gain (loss) on investments        (2.10)          (2.56)          (0.77)             3.01
                                                           ----------      ----------      ----------      ------------
      Total income (loss) from investment operations            (2.11)          (2.56)          (0.78)             3.01
                                                           ----------      ----------      ----------      ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                        -           (0.00)##        (0.00)##              -
  Tax return of capital                                             -               -           (0.00)##              -
  From net realized gains                                           -               -           (2.08)                -
                                                           ----------      ----------      ----------      ------------
      Total distributions                                           -           (0.00)          (2.08)                -
                                                           ----------      ----------      ----------      ------------
NET ASSET VALUE, END OF PERIOD                             $     5.48      $     7.59      $    10.15      $      13.01
                                                           ==========      ==========      ==========      ============
TOTAL RETURN@                                                  (27.80)%        (25.20)%         (6.54)%           30.10%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   16,568      $   44,745      $   53,081      $     39,487
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       1.08%           0.99%           1.08%             0.77%**
     After expense waiver###                                     0.89%(a)        0.91%           0.91%             0.61%**
  Net investment loss to average daily net assets               (0.10)%         (0.06)%         (0.10)%           (0.04)%**
  Portfolio turnover rate                                         219%            292%            271%              106%**

  **  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  #   NET INVESTMENT LOSS IS LESS THAN $0.01 PER SHARE.
  ## DISTRIBUTIONS FROM NET INVESTMENT INCOME AND TAX RETURN OF CAPITAL ARE LESS THAN $0.01 PER SHARE.
  ### COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE
      CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 3, 1999 THROUGH DECEMBER 31, 1999, THE YEARS ENDING DECEMBER 31, 2000, 2001 AND 2002.
  (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE RELATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML OTC 100 FUND?

The objectives and policies of the Fund are to:
- achieve long-term growth of capital through performance that closely tracks that of the NASDAQ 100 Index
- invest at least 80% of its assets in a portfolio of equity securities mirroring the sector and stock weightings of the NASDAQ 100 Index

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's shares returned -37.68%, slightly trailing the -37.58% return of the NASDAQ 100 Index.

The NASDAQ 100 Index represents 100 of the largest non-financial U.S. and non-U.S. companies listed on the National Tier of the NASDAQ stock market. It is a modified capitalization-weighted index that is designed to limit domination by a few large stocks while generally retaining the ranking of companies by capitalization.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE PERIOD?

It was another challenging year for the NASDAQ 100 Index, which suffered large declines in the second and third quarters of the year. The realization that previous expectations for an economic recovery and a rebound in corporate earnings were overly optimistic did a lot of the damage to share prices, particularly in the growth sector. However, additional damage was inflicted by a host of other factors, including corporate accounting scandals, concerns about the lack of objectivity in Wall Street research, rising tension between Israel and the Palestinians, the possibility of war with Iraq, a falling U.S. dollar and the anniversary of the September 11 terrorist attacks. Consequently, after falling more than 33% by mid-year, the index gave up another 20.80% in the third quarter. Although growth stocks were hit hardest, all capitalization and style segments of the market suffered large declines during the quarter.

The Federal Reserve Board once again left interest rates unchanged at its August meeting, making six consecutive meetings in 2002 at which the Fed has favored the status quo on rates. However, the Fed kept the door open for another rate reduction, stating that the risk of a new economic downturn was greater than the risk of renewed inflation.

The fourth quarter brought a welcome respite from the recent declines, as bargain hunters responded to the attractive valuations created by plunging share prices. The Federal Reserve Board did its part to help the rally, cutting short-term interest rates by 50 basis points. The NASDAQ 100 Index gained 18.24% for the quarter. While it was a relief to see the market advancing, share prices began to retreat again in December. Weak holiday sales were one source of concern, as was the Bush administration's steady movement towards military conflict with Iraq.

Telecommunication services, with a 52.98% gain, led all sectors, followed by information technology, with an advance of 22.48%. Energy and consumer staples were the only sectors to record losses, with returns of -3.49% and -1.42%, respectively.

WHAT IS YOUR OUTLOOK?

The rally ending 2002 reminds us of a similar scenario that occurred at the end of 2001. However, there are some relevant differences between last year and this one. The most significant difference is that stock prices have fallen substantially and now reflect more modest expectations about earnings and economic growth. Moreover, corporations have implemented significant cost-cutting and other restructuring initiatives that have left them in much better financial shape. Capital spending remains an uncertainty, and the disappointing sales figures reported by retailers call into question how much longer the consumer can continue to spend without some retrenchment. Additionally, the possibility of waging war with Iraq continues to plague the market, adding a significant premium to crude oil prices and depressing investor sentiment. All of these cross-currents could play a part in the market's performance going forward.

               MML OTC 100 FUND
       LARGEST STOCK HOLDINGS (12/31/02)

  Microsoft Corp.
  Intel Corp.
  Qualcomm, Inc.
  Cisco Systems, Inc.
  Amgen, Inc.
  Nasdaq-100 Index Tracking Stock
  Dell Computer Corp.
  Oracle Corp.
  Comcast Corp. Cl. A
  eBay, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML OTC 100 Fund and the NASDAQ 100 Index

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                 SINCE INCEPTION
                               ONE YEAR           AVERAGE ANNUAL
                          1/1/02 - 12/31/02     5/1/00 - 12/31/02
  MML OTC 100 Fund             -37.68%               -40.07%
  ---------------------------------------------------------------
  NASDAQ 100 Index             -37.58%               -39.58%
  ---------------------------------------------------------------

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           MML OTC 100 FUND       NASDAQ 100 INDEX
5/1/00          $  10,000            $  10,000
Dec-00          $   6,110            $   6,207
Dec-01          $   4,087            $   4,186
Dec-02          $   2,547            $   2,609

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE NASDAQ 100 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML OTC 100 FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                        NUMBER OF               MARKET
                                                         SHARES                 VALUE
                                                      ------------          --------------
EQUITIES -- 104.2%

ADVERTISING -- 0.5%
Lamar Advertising Co.*                                         443          $       14,907
TMP Worldwide, Inc.*                                           647                   7,318
                                                                            --------------
                                                                                    22,225
                                                                            --------------
AIR TRANSPORTATION -- 0.3%
Ryanair Holdings PLC Sponsored ADR*                            330                  12,923
                                                                            --------------
APPAREL, TEXTILES & SHOES -- 0.4%
Ross Stores, Inc.                                              415                  17,592
                                                                            --------------
AUTOMOTIVE & PARTS -- 0.8%
Paccar, Inc.                                                   705                  32,522
                                                                            --------------
BROADCASTING, PUBLISHING & PRINTING -- 4.3%
Comcast Corp. Cl. A*                                         5,151                 121,409
USA Interactive*                                             2,382                  54,595
                                                                            --------------
                                                                                   176,004
                                                                            --------------
COMMERCIAL SERVICES -- 6.0%
Apollo Group, Inc. Cl. A*                                      957                  42,108
Cintas Corp.                                                 1,108                  50,691
eBay, Inc.*                                                  1,250                  84,775
Fastenal Co.                                                   394                  14,732
Paychex, Inc.                                                1,937                  54,042
                                                                            --------------
                                                                                   246,348
                                                                            --------------
COMMUNICATIONS -- 9.1%
ADC Telecommunications, Inc.*                                5,418                  11,324
Ciena Corp.*                                                 2,781                  14,294
EchoStar Communications Corp.*                               1,358                  30,229
Juniper Networks, Inc.*                                      1,327                   9,024
Network Appliance, Inc.*                                     1,913                  19,130
Nextel Communications, Inc. Cl. A*                           6,483                  74,879
PanAmSat Corp.*                                              1,097                  16,060
Qualcomm, Inc.*                                              5,139                 187,008
Tellabs, Inc.*                                               1,274                   9,262
                                                                            --------------
                                                                                   371,210
                                                                            --------------
COMMUNICATIONS EQUIPMENT -- 0.1%
Ericsson (LM) Cl. B ADR*                                       749                   5,048
                                                                            --------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.0%
Sun Microsystems, Inc.*                                      7,354                  22,871
Synopsys, Inc.*                                                368                  16,983
                                                                            --------------
                                                                                    39,854
                                                                            --------------
COMPUTER PROGRAMMING SERVICES -- 0.6%
Mercury Interactive Corp.*                                     488                  14,469
VeriSign, Inc.*                                              1,214          $        9,736
                                                                            --------------
                                                                                    24,205
                                                                            --------------
COMPUTERS & INFORMATION -- 9.6%
Apple Computer, Inc.*                                        2,717                  38,935
CDW Computer Centers, Inc.*                                    474                  20,785
Cisco Systems, Inc.*                                        14,010                 183,531
Comverse Technology, Inc.*                                   1,057                  10,591
Dell Computer Corp.*                                         5,171                 138,273
                                                                            --------------
                                                                                   392,115
                                                                            --------------
CONTAINERS -- 0.5%
Smurfit-Stone Container Corp.*                               1,302                  20,039
                                                                            --------------
DATA PROCESSING & PREPARATION -- 1.1%
Fiserv, Inc.*                                                1,299                  44,101
                                                                            --------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 16.2%
Altera Corp.*                                                2,920                  36,033
American Power Conversion Corp.*                             1,070                  16,210
Broadcom Corp. Cl. A*                                        1,010                  15,211
Flextronics International Limited*                           3,047                  24,955
Gentex Corp.*                                                  430                  13,605
Intel Corp.                                                 12,591                 196,042
JDS Uniphase Corp.*                                          8,122                  20,061
Kla-Tencor Corp.*                                            1,241                  43,894
Linear Technology Corp.                                      2,263                  58,204
Maxim Integrated Products, Inc.                              2,436                  80,485
Microchip Technology, Inc.                                     916                  22,396
Molex, Inc.                                                    532                  12,257
Novellus Systems, Inc.*                                        822                  23,082
Nvidia Corp.*                                                  925                  10,647
Qlogic Corp.*                                                  517                  17,842
RF Micro Devices, Inc.*                                      1,045                   7,660
Sanmina-SCI Corp.*                                           3,060                  13,739
Xilinx, Inc.*                                                2,427                  49,996
                                                                            --------------
                                                                                   662,319
                                                                            --------------
ENERGY -- 0.3%
Patterson-UTI Energy, Inc.*                                    444                  13,395
                                                                            --------------
FOODS -- 1.5%
Starbucks Corp.*                                             2,931                  59,734
                                                                            --------------
HEALTHCARE -- 1.7%
Express Scripts, Inc. Cl. A*                                   377                  18,111
First Health Group Corp.*                                      572                  13,928
Human Genome Sciences, Inc.*                                   695          $        6,123
Lincare Holdings, Inc.*                                        553                  17,486
Patterson Dental Co.*                                          355                  15,528
                                                                            --------------
                                                                                    71,176
                                                                            --------------
INFORMATION RETRIEVAL SERVICES -- 0.6%
Yahoo!, Inc.*                                                1,542                  25,212
                                                                            --------------
INTERNET CONTENT -- 0.6%
BEA Systems, Inc.*                                           2,061                  23,640
                                                                            --------------
MANUFACTURING -- 1.5%
Applied Materials, Inc.*                                     4,643                  60,498
                                                                            --------------
MEDICAL SUPPLIES -- 1.7%
Biomet, Inc.                                                 1,899                  54,425
Dentsply International, Inc.                                   408                  15,178
                                                                            --------------
                                                                                    69,603
                                                                            --------------
MISCELLANEOUS -- 3.7%
Nasdaq-100 Index Tracking Stock*                             6,287                 153,214
                                                                            --------------
PHARMACEUTICALS -- 12.4%
Amgen, Inc.*                                                 3,256                 157,395
Biogen, Inc.*                                                  994                  39,820
Cephalon, Inc.*                                                274                  13,335
Chiron Corp.*                                                1,428                  53,693
Genzyme Corp.*                                               1,460                  43,172
Gilead Sciences, Inc.*                                       1,051                  35,734
Henry Schein, Inc.*                                            222                   9,990
ICOS Corp.*                                                    327                   7,655
Idec Pharmaceuticals Corp.*                                    903                  29,953
Invitrogen Corp.*                                              263                   8,229
Medimmune, Inc.*                                             1,458                  39,614
Millennium Pharmaceuticals, Inc.*                            1,713                  13,601
Sigma-Aldrich Corp.                                            374                  18,214
Teva Pharmaceutical Sponsored ADR                              987                  38,108
                                                                            --------------
                                                                                   508,513
                                                                            --------------
PREPACKAGED SOFTWARE -- 23.8%
Adobe Systems, Inc.                                          1,257                  31,175
Brocade Communications Systems, Inc.*                        1,293                   5,353
Check Point Software Technologies Limited*                   1,302                  16,887
Citrix Systems, Inc.*                                        1,103                  13,589
Compuware Corp.*                                             1,265                   6,072
Electronic Arts, Inc.*                                         773                  38,472
Intuit, Inc.*                                                1,403                  65,829

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF               MARKET
                                                         SHARES                 VALUE
                                                      ------------          --------------
Microsoft Corp.*                                             9,987          $      516,328
Oracle Corp.*                                               12,075                 130,410
Peoplesoft, Inc.*                                            2,400                  43,920
Pixar, Inc.*                                                   281                  14,890
Siebel Systems, Inc.*                                        3,081                  22,799
Symantec Corp.*                                                808                  32,708
Veritas Software Corp.*                                      2,283                  35,660
                                                                            --------------
                                                                                   974,092
                                                                            --------------
RETAIL -- 4.1%
Bed Bath & Beyond, Inc.*                                     2,136                  73,756
Costco Wholesale Corp.*                                      1,303                  36,562
Dollar Tree Stores, Inc.*                                      596                  14,644
Petsmart, Inc.*                                                741                  12,693
Staples, Inc.*                                               1,716                  31,403
                                                                            --------------
                                                                                   169,058
                                                                            --------------
RETAIL - GROCERY -- 0.4%
Whole Foods Market, Inc.*                                      307                  16,188
                                                                            --------------
RETAIL - INTERNET -- 0.6%
Amazon.com, Inc.*                                            1,375                  25,974
                                                                            --------------
TRANSPORTATION -- 0.8%
Expeditors International of Washington, Inc.                   555                  18,121
Robinson (C.H.) Worldwide, Inc.                                453                  14,134
                                                                            --------------
                                                                                    32,255
                                                                            --------------
TOTAL EQUITIES
(COST $5,440,000)                                                                4,269,057
                                                                            --------------

                                                        PRINCIPAL               MARKET
                                                         AMOUNT                 VALUE
                                                      ------------          --------------
SHORT-TERM INVESTMENTS -- 0.8%

U.S. TREASURY BILLS
U.S. Treasury Bill**
  1.625% 01/23/2003                                   $     30,000          $       29,970
                                                                            --------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                                 29,970
                                                                            --------------

TOTAL INVESTMENTS -- 105.0%
(COST $5,469,970)***                                                             4,299,027

OTHER ASSETS/(LIABILITIES) -- (5.0%)                                              (203,259)
                                                                            --------------

NET ASSETS--100.0%                                                          $    4,095,768
                                                                            ==============

NOTES TO PORTFOLIO OF INVESTMENTS
 ADR - American Depository Receipt.
 *   Non-income producing security.
 **  This security is held as collateral for open futures contracts.
     (NOTE 2).
 *** Aggregate cost for Federal tax purposes. (NOTE 7).

    The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                DECEMBER 31, 2002
                                                                                -----------------
ASSETS:
      Investments, at value (cost $5,440,000) (NOTE 2)                          $       4,269,057
      Short-term investments, at amortized cost (NOTE 2)                                   29,970
                                                                                -----------------
          Total Investments                                                             4,299,027
      Receivables from:
          Investments sold                                                                325,436
          Investment adviser (NOTE 3)                                                       5,232
          Fund shares sold                                                                    284
          Dividends                                                                           785
                                                                                -----------------
               Total assets                                                             4,630,764
                                                                                -----------------
LIABILITIES:
      Payables for:
          Investments purchased                                                             3,787
          Fund shares repurchased                                                         275,646
          Variation margin on open futures contracts (NOTE 2)                                 720
          Directors' fees and expenses (NOTE 3)                                             1,737
          Affiliates (NOTE 3):
               Investment management fees                                                   2,476
      Due to custodian                                                                    233,188
      Accrued expense and other liabilities                                                17,442
                                                                                -----------------
               Total liabilities                                                          534,996
                                                                                -----------------
      NET ASSETS                                                                $       4,095,768
                                                                                =================
NET ASSETS CONSIST OF:
      Paid-in capital                                                           $      15,891,533
      Accumulated net investment loss                                                      (1,680)
      Accumulated net realized loss on investments and futures contracts              (10,617,455)
      Net unrealized depreciation on investments and futures contracts                 (1,176,630)
                                                                                -----------------
                                                                                $       4,095,768
                                                                                =================
SHARES OUTSTANDING:                                                                     1,617,205
                                                                                =================
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                 $            2.53
                                                                                =================

        The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                    YEAR ENDED
                                                                                DECEMBER 31, 2002
                                                                                -----------------
INVESTMENT INCOME (NOTE 2):
      Dividends (net of withholding tax of $14)                                 $           6,260
      Interest                                                                              1,591
                                                                                -----------------
               Total investment income                                                      7,851
                                                                                -----------------
EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                                                  32,871
      Audit and legal fees                                                                 20,886
      Custody fees                                                                         16,548
      Shareholder reporting fees                                                            6,822
      Directors' fees (NOTE 3)                                                                397
      Miscellaneous fees                                                                    1,323
                                                                                -----------------
               Total expenses                                                              78,847
      Expenses waived (NOTE 3)                                                            (37,941)
                                                                                -----------------
               Net expenses                                                                40,906
                                                                                -----------------
               NET INVESTMENT LOSS                                                        (33,055)
                                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on:
          Investment transactions                                                      (5,909,979)
          Closed futures contracts                                                        (62,171)
                                                                                -----------------
               Net realized loss                                                       (5,972,150)
                                                                                -----------------
      Net change in unrealized appreciation (depreciation) on:
          Investments                                                                   2,431,121
          Open futures contracts                                                              740
                                                                                -----------------
               Net unrealized gain                                                      2,431,861
                                                                                -----------------
               NET REALIZED AND UNREALIZED LOSS                                        (3,540,289)
                                                                                -----------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $      (3,573,344)
                                                                                =================

        The accompanying notes are an integral part of the financial statements.

MML OTC 100 FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    YEAR ENDED         YEAR ENDED
                                                                                DECEMBER 31, 2002  DECEMBER 31, 2001
                                                                                -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment loss                                                       $         (33,055) $         (32,648)
      Net realized loss on investment transactions and futures contracts               (5,972,150)        (3,856,313)
      Net change in unrealized appreciation (depreciation) on investments and
         futures contracts                                                              2,431,861            382,192
                                                                                -----------------  -----------------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         (3,573,344)        (3,506,769)
                                                                                -----------------  -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
      From net realized gains                                                                   -               (315)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                   (3,079,761)         6,224,423
                                                                                -----------------  -----------------
      TOTAL INCREASE (DECREASE) IN NET ASSETS                                          (6,653,105)         2,717,339
NET ASSETS:
      Beginning of year                                                                10,748,873          8,031,534
                                                                                -----------------  -----------------
      End of year (including accumulated net investment loss of $1,680 and
         $1,568, respectively)                                                  $       4,095,768  $      10,748,873
                                                                                =================  =================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     YEAR ENDED       YEAR ENDED        PERIOD ENDED
                                                      12/31/02         12/31/01           12/31/00+
                                                    ------------     ------------       ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       4.06     $       6.07       $      10.00
                                                    ------------     ------------       ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                      (0.02)           (0.02)***          (0.02)***
  Net realized and unrealized loss on investments          (1.51)           (1.99)             (3.87)
                                                    ------------     ------------       ------------
       Total loss from investment operations               (1.53)           (2.01)             (3.89)
                                                    ------------     ------------       ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                      -            (0.00)##           (0.04)
                                                    ------------     ------------       ------------
NET ASSET VALUE, END OF PERIOD                      $       2.53     $       4.06       $       6.07
                                                    ============     ============       ============
TOTAL RETURN@                                             (37.68)%         (33.11)%           (38.90)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                 $      4,096     $     10,749       $      8,032
  Ratio of expenses to average daily net assets:
     Before expense waiver                                  1.08%            0.71%              0.88%*
     After expense waiver#                                  0.56%            0.56%              0.56%*
  Net investment loss to average daily net assets          (0.45)%          (0.40)%            (0.36)%*
  Portfolio turnover rate                                     64%              67%                51%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE YEARS ENDED DECEMBER 31, 2001 AND 2002.
  ##   DISTRIBUTIONS FROM NET REALIZED GAINS IS LESS THAN $0.01 PER SHARE.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - PORTFOLIO MANAGER REPORT
(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL CAP EQUITY
FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalizations consistent with companies in the Russell 2000 Index)
-    utilize a value-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     -  offer above-average levels of profitability or superior growth potential
     -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's shares returned -11.84%, significantly outperforming the -20.48% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

For the year overall, value stocks held up much better than growth stocks, especially in the small cap space. The Fund benefited from its value orientation versus the benchmark's blend of growth and value components. Additionally, stock selection played a significant role in our favorable relative return.

After pulling ahead of the benchmark by mid-year, we opened up a larger lead in the weak third quarter. The Fund's outperformance for the quarter was driven by stock selection in the health care, consumer discretionary and producer durables sectors. In health care, generic drug companies Pharmaceutical Resources and Taro Pharmaceutical Industries--a new holding added in the third quarter--were two of our leading contributors. Producer durables was one of the weakest sectors during the third quarter, as investors rotated their money out of cyclical sectors and into areas thought to be less dependent on the overall economy. Semiconductor equipment stock Helix Technology and electronic equipment holding Technitrol--two of our largest detractors for the quarter--reflected the difficult environment for producer durables. However, our favorable stock selection still added value, resulting in approximately two-thirds of the loss sustained by the benchmark in that sector.

With the exception of casino holding MTR Gaming Group, our consumer discretionary stock selection was favorable, due mainly to our focus on companies providing specialty products and services. Furthermore, although the Fund's sector weightings result primarily from our bottom-up stock picking process and not from top-down decisions, an underweighting in technology was beneficial to relative performance, as was stock selection in the sector.

During the fourth quarter, the Fund gave back some of its performance advantage over the benchmark. Temporarily shrugging off worries about a possible war with Iraq, a sputtering economy and other concerns, stocks turned in a broad-based rally. Reversing the trend in place for most of the year, growth outperformed value, giving the Russell 2000 Index an advantage over the Fund. By the same token, the health care and consumer discretionary sectors, which had held up well for most of 2002, were among the poorest performers in the fourth quarter. Our significant underweightings in technology and telecommunications, two of the strongest sectors during the quarter, detracted from the Fund's relative performance. Additionally, our stock selection in technology slightly hurt our relative results, despite a return in excess of 20% for the quarter.

Positive influences included an overweighting and favorable stock selection in producer durables, where Garmin Ltd. and Cognex made notable contributions. Stock selection was also favorable in financial services, energy and transportation. In the latter category, Heartland Express and Swift Transportation merited mention. Finally, underweightings in health care, materials and processing, and both the consumer staples and consumer discretionary sectors added to our results compared with the benchmark.

For the year overall, stock selection in health care, technology, consumer discretionary and producer durables--and sector positioning in health care, technology and financial services--were most helpful to our relative results.

WHAT IS YOUR OUTLOOK?

Looking ahead, our expectations for both the economy and the stock market are relatively modest, but we think that the chances for improved market conditions are good. Valuations, while not cheap, have retreated to near their long-term averages, while underlying business conditions continue to show incremental improvement in a number of industries. Assuming economic growth in the 3% range--a likely scenario--the stock market could finally see a modestly positive return in 2003. Further weakness caused by external events such as conflict with Iraq could be used to upgrade the Fund's holdings by purchasing shares of high-quality larger companies that fall into the small-cap universe, a tactic we also used in 2002. Overall, we believe that 2003 will present some attractive opportunities to apply our disciplined value style of management.

MML SMALL CAP EQUITY FUND
LARGEST STOCK HOLDINGS (12/31/02)

Carlisle Companies, Inc.
Arbitron, Inc.
Teleflex, Inc.
Garmin Limited
White Mountains Insurance Group Limited
Pharmaceutical Resources, Inc.
IPC Holdings Limited
Cognex Corp.
Mid-Atlantic Realty Trust
Robinson (C.H.) Worldwide, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                           SINCE INCEPTION
                       ONE YEAR             AVERAGE ANNUAL
                    1/1/02 - 12/31/02     6/1/98 - 12/31/02
  MML Small Cap
  Equity Fund            -11.84%               -2.91%
  ---------------------------------------------------------
  Russell 2000 Index     -20.48%               -2.46%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               MML SMALL CAP EQUITY FUND        RUSSELL 2000 INDEX
6/1/98                   $ 10,000                   $ 10,000
Dec-98                   $  8,522                   $  9,307
Dec-99                   $  8,433                   $ 11,286
Dec-00                   $  9,583                   $ 10,945
Dec-01                   $  9,904                   $ 11,217
Dec-02                   $  8,732                   $  8,919

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP EQUITY FUND - PORTFOLIO OF INVESTMENTS
(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

DECEMBER 31, 2002

                                                      NUMBER OF        MARKET
                                                       SHARES          VALUE
                                                    ------------    ------------
EQUITIES -- 94.5%

AIR TRANSPORTATION -- 1.1%
SkyWest, Inc.                                             52,100    $    680,947
                                                                    ------------
BANKING, SAVINGS & LOANS -- 5.4%
Connecticut
  Bancshares, Inc.                                        15,900         611,355
First Republic Bank*                                      27,200         543,728
Pacific Capital Bancorp                                   40,666       1,034,950
Webster Financial Corp.                                   32,880       1,144,224
                                                                    ------------
                                                                       3,334,257
                                                                    ------------
BROADCASTING, PUBLISHING & PRINTING -- 2.8%
Gray Television, Inc.                                     96,900         944,775
Lin TV Corp. Cl. A*                                       31,300         762,155
                                                                    ------------
                                                                       1,706,930
                                                                    ------------
BUILDING MATERIALS & CONSTRUCTION -- 1.0%
ElkCorp                                                   34,100         589,930
                                                                    ------------
CHEMICALS -- 1.1%
Spartech Corp.                                            34,100         703,483
                                                                    ------------
COMMERCIAL SERVICES -- 8.0%
ABM Industries, Inc.                                      41,200         638,600
ADVO, Inc.*                                               29,000         952,070
Arbitron, Inc.*                                           51,800       1,735,300
Central Parking Corp.                                     43,200         814,752
Heidrick & Struggles
  International, Inc.*                                       900          13,203
Korn/Ferry International*                                 28,500         213,180
National Processing, Inc.*                                35,200         564,960
                                                                    ------------
                                                                       4,932,065
                                                                    ------------
COMMUNICATIONS -- 1.2%
CT Communications, Inc.                                   41,900         473,470
Inet Technologies, Inc.*                                  44,600         272,060
                                                                    ------------
                                                                         745,530
                                                                    ------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.0%
Veridian Corp.*                                           28,300         603,922
                                                                    ------------
COMPUTERS & INFORMATION -- 1.5%
Black Box Corp.                                           13,400         600,320
ProQuest Co.*                                             17,000         333,200
                                                                    ------------
                                                                         933,520
                                                                    ------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 13.4%
Cognex Corp.*                                             81,100       1,494,673
Garmin Limited*                                           54,100       1,585,130
Lattice Semiconductor Corp.*                             105,900         928,743
Methode Electronics, Inc. Cl. A                           66,900         733,893
Mykrolis Corp.*                                           76,000    $    554,800
Technitrol, Inc.                                          81,300       1,312,182
Teleflex, Inc.                                            38,500       1,651,265
                                                                    ------------
                                                                       8,260,686
                                                                    ------------
ENERGY -- 3.1%
CAL Dive International, Inc.*                             36,600         860,100
Rowan Companies, Inc.                                     25,600         581,120
Tidewater, Inc.                                           14,100         438,510
                                                                    ------------
                                                                       1,879,730
                                                                    ------------
ENTERTAINMENT & LEISURE -- 0.5%
Regal Entertainment Group Cl. A                           14,000         299,880
                                                                    ------------
FINANCIAL SERVICES -- 7.2%
Chittenden Corp.                                          39,400       1,003,912
Eaton Vance Corp.                                         40,600       1,146,950
Fidelity Bankshares, Inc.                                 28,600         511,940
Jefferies Group, Inc.                                     25,800       1,082,826
Stewart (W.P.) & Co. Limited                              38,700         693,504
                                                                    ------------
                                                                       4,439,132
                                                                    ------------
FOODS -- 1.5%
Performance Food Group Co.*                               26,600         903,309
                                                                    ------------
HEALTHCARE -- 1.6%
Community Health Systems, Inc.*                           46,900         965,671
                                                                    ------------
HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 3.0%
La-Z-Boy, Inc.                                            25,300         606,694
Miller (Herman), Inc.                                     68,500       1,260,400
                                                                    ------------
                                                                       1,867,094
                                                                    ------------
INDUSTRIAL - DIVERSIFIED -- 3.3%
Carlisle Companies, Inc.                                  48,700       2,015,206
                                                                    ------------
INSURANCE -- 10.7%
The Commerce Group, Inc.                                  31,700       1,188,433
HCC Insurance Holdings, Inc.                              30,400         747,840
IPC Holdings Limited*                                     49,000       1,545,460
Philadelphia Consolidated Holding Corp.*                  32,800       1,161,120
ProAssurance Corp.*                                       18,300         384,300
White Mountains Insurance Group Limited                    4,800       1,550,400
                                                                    ------------
                                                                       6,577,553
                                                                    ------------
MACHINERY & COMPONENTS -- 7.4%
Actuant Corp. Cl. A*                                      14,300    $    664,235
Hardinge, Inc.                                            60,450         498,712
Helix Technology Corp.                                    77,600         869,120
IDEX Corp.                                                16,600         542,820
Regal-Beloit Corp.                                        38,800         803,160
Roper Industries, Inc.                                    32,400       1,185,840
                                                                    ------------
                                                                       4,563,887
                                                                    ------------
MEDICAL SUPPLIES -- 6.8%
Biomet, Inc.                                              23,725         679,959
Coherent, Inc.*                                           62,800       1,252,860
Dionex Corp.*                                             42,400       1,258,008
Inveresk Research Group, Inc.*                            46,000         992,220
                                                                    ------------
                                                                       4,183,047
                                                                    ------------
PHARMACEUTICALS -- 4.0%
Pharmaceutical Resources, Inc.*                           51,900       1,546,620
Taro Pharmaceutical Industries Limited*                   24,400         917,440
                                                                    ------------
                                                                       2,464,060
                                                                    ------------
REAL ESTATE -- 2.4%
Mid-Atlantic Realty Trust                                 83,900       1,459,860
                                                                    ------------
TRANSPORTATION -- 6.5%
Heartland Express, Inc.*                                  50,810       1,164,108
Landstar System, Inc.*                                    12,000         700,320
Robinson (C.H.) Worldwide, Inc.                           43,400       1,354,080
Swift Transportation Co., Inc.*                           39,630         793,313
                                                                    ------------
                                                                       4,011,821
                                                                    ------------
TOTAL EQUITIES
(COST $60,062,406)                                                    58,121,520
                                                                    ------------

                                                     PRINCIPAL
                                                      AMOUNT
                                                    ------------
SHORT-TERM INVESTMENTS -- 10.0%

CASH EQUIVALENTS -- 3.2%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                                 $     77,792          77,792
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                                       46,250          46,250

     The accompanying notes are an integral part of the financial statements.

                                                      PRINCIPAL        MARKET
                                                       AMOUNT           VALUE
                                                    ------------    ------------
Bayerische Hypo-und Vereinsbank Bank Note
  1.240% 09/09/2003                                 $    231,248    $    231,248
Bayerische Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                      115,624         115,624
Canadian Imperial Bank of Commerce Bank Note
  1.230% 05/19/2003                                      104,062         104,062
Dreyfus Cash Management Plus, Inc. Money
  Market Fund                                            173,436         173,436
General Electric Capital Corp.
  1.300% 01/06/2003                                      115,373         115,373
Goldman Sachs Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                                       57,812          57,812
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                       11,562          11,562
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                       34,687          34,687
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                       34,687          34,687
Merrimac Money
  Market Fund                                            439,371         439,371
Metropolitan Life Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                      115,624         115,624
Morgan Stanley Dean Witter & Co.
  1.390% 05/07/2003                                       92,499          92,499
National Bank of Commerce
  1.400% 05/23/2003                                       57,812          57,812
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                      161,874         161,874
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                       34,687          34,687
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                       46,250          46,250
                                                                    ------------
                                                                       1,950,650
                                                                    ------------
REPURCHASE AGREEMENT -- 6.8%
Investors Bank & Trust Company Repurchase
  Agreement, dated 12/31/2002, 1.00%,
  due 01/02/2003(a)                                 $  4,196,840    $  4,196,840
                                                                    ------------
TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                    6,147,490
                                                                    ------------
TOTAL INVESTMENTS -- 104.5%
(COST $66,209,896)***                                                 64,269,010

OTHER ASSETS/(LIABILITIES) -- (4.5%)                                  (2,760,821)
                                                                    ------------
NET ASSETS -- 100.0%                                                $ 61,508,189
                                                                    ============

NOTES TO PORTFOLIO OF INVESTMENTS
  *    Non-income producing security.
  **   Represents investments of security lending collateral. (NOTE 2).
  ***  Aggregate cost for Federal tax purposes. (NOTE 7).
  (a) Maturity value of $4,197,073. Collateralized by U.S. Government Agency obligation with a rate of 6.625%, maturity date of 11/20/2022, and aggregate market value, including accrued interest, of $4,406,682.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

STATEMENT OF ASSETS AND LIABILITIES

                                                                                           DECEMBER 31, 2002
                                                                                           -----------------
ASSETS:
     Investments, at value (cost $60,062,406) (NOTE 2)                                       $ 58,121,520
     Short-term investments, at amortized cost (NOTE 2)                                         6,147,490
                                                                                             ------------
         Total Investments (including securities on loan with market values of $1,887,518)     64,269,010
     Receivables from:
         Investments sold                                                                         325,147
         Investment adviser (NOTE 3)                                                                   67
         Fund shares sold                                                                          14,039
         Interest and dividends                                                                    24,929
                                                                                             ------------
              Total assets                                                                     64,633,192
                                                                                             ------------
LIABILITIES:
     Payables for:

         Investments purchased                                                                  1,105,865
         Fund shares repurchased                                                                   11,098
         Securities on loan (NOTE 2)                                                            1,950,650
         Directors' fees and expenses (NOTE 3)                                                      3,959
         Affiliates (NOTE 3):
              Investment management fees                                                           35,255
     Accrued expense and other liabilities                                                         18,176
                                                                                             ------------
              Total liabilities                                                                 3,125,003
                                                                                             ------------
     NET ASSETS                                                                              $ 61,508,189
                                                                                             ============
NET ASSETS CONSIST OF:
     Paid-in capital                                                                         $ 66,297,522
     Undistributed net investment income                                                            7,241
     Accumulated net realized loss on investments                                              (2,855,688)
     Net unrealized depreciation on investments                                                (1,940,886)
                                                                                             ------------
                                                                                             $ 61,508,189
                                                                                             ============
SHARES OUTSTANDING:                                                                             7,235,432
                                                                                             ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                              $       8.50
                                                                                             ============

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

STATEMENT OF OPERATIONS

                                                                                              YEAR ENDED
                                                                                           DECEMBER 31, 2002
                                                                                           -----------------
INVESTMENT INCOME (NOTE 2):
     Dividends                                                                               $    593,585
     Interest (including securities lending income of $7,331)                                      44,702
                                                                                             ------------
              Total investment income                                                             638,287
                                                                                             ------------
EXPENSES (NOTE 2):

     Investment management fees (NOTE 3)                                                          410,410
     Shareholder reporting fees                                                                    26,145
     Custody fees                                                                                  22,923
     Audit and legal fees                                                                          22,329
     Directors' fees (NOTE 3)                                                                       3,209
     Miscellaneous fees                                                                             1,323
                                                                                             ------------
              Total expenses                                                                      486,339
     Expenses waived (NOTE 3)                                                                      (6,478)
     Fees paid indirectly (NOTE 3)                                                                   (238)
                                                                                             ------------
              Net expenses                                                                        479,623
                                                                                             ------------
              NET INVESTMENT INCOME                                                               158,664
                                                                                             ============
REALIZED AND UNREALIZED GAIN (LOSS):

     Net realized loss on investment transactions                                                (396,627)
     Net change in unrealized appreciation (depreciation) on investments                       (8,728,340)
                                                                                             ------------
              NET REALIZED AND UNREALIZED LOSS                                                 (9,124,967)
                                                                                             ------------
     NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                    $ (8,966,303)
                                                                                             ============

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED           YEAR ENDED
                                                                            DECEMBER 31, 2002    DECEMBER 31, 2001
                                                                            -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                  $         158,664    $         279,037
     Net realized loss on investment transactions                                    (396,627)            (440,017)
     Net change in unrealized appreciation (depreciation) on investments           (8,728,340)           2,465,527
                                                                            -----------------    -----------------
        NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (8,966,303)           2,304,547
                                                                            -----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income                                                      (157,182)            (277,041)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                               13,536,029           12,406,651
                                                                            -----------------    -----------------
     TOTAL INCREASE IN NET ASSETS                                                   4,412,544           14,434,157
NET ASSETS:
     Beginning of year                                                             57,095,645           42,661,488
                                                                            -----------------    -----------------
     End of year (including undistributed net investment income of $7,241
        and $2,746, respectively)                                           $      61,508,189    $      57,095,645
                                                                            =================    =================

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND - FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                           YEAR ENDED      YEAR ENDED  YEAR ENDED  YEAR ENDED   PERIOD ENDED
                                                            12/31/02        12/31/01    12/31/00    12/31/99       12/31/98+
                                                           ----------      ----------  ----------  ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $     9.67      $     9.40  $     8.34  $     8.49   $      10.00
                                                           ----------      ----------  ----------  ----------   ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.02            0.05        0.08        0.07           0.03
  Net realized and unrealized gain (loss) on investments        (1.17)           0.27        1.06       (0.15)         (1.51)
                                                           ----------      ----------  ----------  ----------   ------------
       Total income (loss) from investment operations           (1.15)           0.32        1.14       (0.08)         (1.48)
                                                           ----------      ----------  ----------  ----------   ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.02)          (0.05)      (0.08)      (0.07)         (0.03)
                                                           ----------      ----------  ----------  ----------   ------------
NET ASSET VALUE, END OF PERIOD                             $     8.50      $     9.67  $     9.40  $     8.34   $       8.49
                                                           ==========      ==========  ==========  ==========   ============
TOTAL RETURN@                                                  (11.84)%          3.36%      13.63%      (1.04)%       (14.77)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   61,508      $   57,096  $   42,661  $   20,137   $     10,442
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.77%           0.69%       0.80%       1.07%          0.85%**
     After expense waiver#                                       0.76%(a)        0.69%       0.76%       0.75%          0.44%**

  Net investment income to average daily net assets              0.25%           0.59%       1.12%       1.13%          0.42%**
  Portfolio turnover rate                                          44%             97%         65%         41%            23%**

  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  + FOR THE PERIOD FROM JUNE 1, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD JUNE 1, 1998 THROUGH DECEMBER 31, 1998 AND THE YEARS ENDED DECEMBER 31, 1999, 2000, 2001 AND 2002.
  (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL COMPANY OPPORTUNITIES FUND?

The objectives and policies of the Fund are to:
-    achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of micro-capitalization companies (companies with market capitalizations at the time of purchase of no more than 50% of the weighted average market capitalization of the Russell 2000 Index)
-    utilize a value-oriented strategy in making investment decisions
-    utilize fundamental analysis to identify companies which
     - are of high investment quality or possess a unique product, market position or operating characteristics
     -  offer above-average levels of profitability or superior growth potential
     -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund returned -6.34%, considerably outdistancing the -20.48% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE?

For the year as a whole, small-cap value stocks outperformed the small-cap growth segment by a wide margin, accounting for much of the Fund's edge over the benchmark. For example, the Russell 2000 Value Index, which reflects the activity of small-cap value stocks, fell 11.43% for the year, while the Russell 2000 Growth Index plunged 30.26%, the largest loss registered by the 21 U.S. stock indexes monitored by the Frank Russell Company. However, while small-caps were harder hit than large-caps in the growth sector, small-caps handily beat large-caps in the value space. In fact, among the Russell indexes, only the two mid-cap value indexes logged better returns than the Russell 2000 Value Index. If you were in the stock market at all, small-cap value was a good place to be in 2002.

Looking at the third quarter, the overall market was extremely weak, but the Fund returned -19.79%, beating the -21.40% performance of the Russell 2000 Index. Our outperformance was driven by favorable stock selection in the consumer discretionary, producer durables and technology sectors. In the consumer discretionary sector, media research holding Arbitron and FTI Consulting, which provides a variety of consulting services to businesses, were leading contributors to performance. In producer durables, the Fund's diversified exposure and small position sizes helped it withstand the intense selling pressure despite an overweighting that detracted from performance. In technology, our underweighting and stock selection both contributed positively to relative performance. For example, Veridian was one of our leading contributors, helping to offset weakness in semiconductor holdings such as Actel. Veridian, a defense company, specializes in national security programs targeted to the U.S. intelligence and law enforcement communities. An underweighting in financial services detracted from the Fund's performance for the quarter, as did stock selection in the sector.

In the fourth quarter, stocks bounced back with a rally, although the advance fizzled out in December, as investors grew nervous about lackluster retail sales and the growing prospect of war with Iraq. The Fund participated strongly in the rally, posting a return of 8.78% versus 6.16% for the benchmark. Our performance also positioned us favorably in the Lipper small-cap core universe, with a 13th percentile ranking for the quarter and a 19th percentile ranking for the year. With respect to sector positioning, the only area in which the Fund lost value was technology, where a slight underweighting detracted from performance. In contrast, an overweighting in producer durables and a significant underweighting in financials had the most positive influence on our results. Leading the way on stock selection were producer durables stocks Garmin Ltd. and Palm Harbor Homes and materials and processing holding LSI Industries. Semiconductor stock Actel bounced back nicely from weakness earlier in the year.

WHAT IS YOUR OUTLOOK?

Looking ahead, our expectations for both the economy and the stock market are relatively modest, but we think that the chances for improved market conditions are good. Valuations, while not cheap, have retreated to near their long-term averages, while underlying business conditions continue to show incremental improvement in a number of industries. Assuming economic growth in the 3% range--a likely scenario--the stock market could finally see a modestly positive return in 2003. Further weakness caused by external events such as conflict with Iraq could be used to upgrade the Fund's holdings by purchasing shares of high-quality larger companies that fall into the small-cap universe, a tactic we employed liberally in 2002. Overall, we believe that 2003 will present some attractive opportunities to apply our disciplined value style of management.

                      MML SMALL COMPANY OPPORTUNITIES FUND
                       LARGEST STOCK HOLDINGS (12/31/02)

   Actuant Corp. Cl. A
   LSI Industries, Inc.
   Saga Communications, Inc. Cl. A
   First Essex Bancorp, Inc.
   RPC, Inc.
   Stewart Information Services
   II-VI, Inc.
   Prime Medical Services, Inc.
   Onesource Information Services, Inc.
   iDine Rewards Network, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Company Opportunities Fund and the Russell 2000 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                     SINCE INCEPTION
                                     ONE YEAR        AVERAGE ANNUAL
                                1/1/02 - 12/31/02   5/1/01 - 12/31/02
MML Small Company
Opportunities Fund                   -6.34%              1.63%
---------------------------------------------------------------------
Russell 2000 Index                  -20.48%            -11.98%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

            MML SMALL COMPANY OPPORTUNITIES FUND    RUSSELL 2000 INDEX
5/1/2001                  $ 10,000                      $ 10,000
Jun-2001                  $ 10,580                      $ 10,600
Dec-2001                  $ 10,969                      $ 10,166
Jun-2002                  $ 11,698                      $  9,688
Dec-2002                    10,273                      $  8,084

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL COMPANY OPPORTUNITIES FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                 ------------   ------------
EQUITIES -- 92.5%

AUTOMOTIVE & PARTS -- 1.1%
Aftermarket Technology Corp.*                          18,400   $    266,800
                                                                ------------
BANKING, SAVINGS & LOANS -- 11.0%
CFS Bancorp, Inc.                                      26,400        377,520
Financial Institutions, Inc.                            9,800        287,728
First Essex Bancorp, Inc.                              14,200        474,280
First Republic Bank*                                   10,400        207,896
First State Bancorp.                                   10,700        265,360
Pacific Crest Capital, Inc.                            20,800        328,640
Southern Financial Bancorp, Inc.                        7,600        228,760
Sterling Bancorp-NY                                    14,328        377,113
Webster Financial Corp.                                   200          6,960
                                                                ------------
                                                                   2,554,257
                                                                ------------
BROADCASTING, PUBLISHING & PRINTING -- 3.7%
Saga Communications, Inc. Cl. A*                       25,075        476,425
Thomas Nelson, Inc.*                                   38,200        382,764
                                                                ------------
                                                                     859,189
                                                                ------------
BUILDING MATERIALS & CONSTRUCTION -- 0.9%
ElkCorp                                                12,300        212,790
                                                                ------------
CHEMICALS -- 1.2%
Penford Corp.                                          19,700        277,573
                                                                ------------
COMMERCIAL SERVICES -- 8.4%
Ambassadors Group, Inc.*                               22,300        288,584
Clean Harbors, Inc.*                                   17,200        266,944
FTI Consulting, Inc.*                                   5,900        236,885
Heidrick & Struggles International, Inc.*                 300          4,401
iDine Rewards Network, Inc.*                           38,100        404,622
Kendle International, Inc.*                            10,800         95,051
Korn/Ferry International*                              10,300         77,044
Steiner Leisure Limited*                               15,700        218,858
Team, Inc.*                                            45,100        349,525
                                                                ------------
                                                                   1,941,914
                                                                ------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.0%
Ansoft Corp.*                                          36,900        226,935
                                                                ------------
COMPUTERS & INFORMATION -- 0.5%
Rimage Corp.*                                          14,000        113,666
                                                                ------------
COSMETICS & PERSONAL CARE -- 0.7%
Inter Parfums, Inc.                                    20,900   $    161,766
                                                                ------------
ELECTRIC UTILITIES --  1.6%
Central Vermont Public Service Corp.                   20,300        371,084
                                                                ------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 13.9%
Actel Corp.*                                           20,100        326,022
AZZ, Inc.*                                             20,600        255,852
Bel Fuse, Inc. Cl. B                                   15,900        320,385
EDO Corp.                                              11,100        230,658
LSI Industries, Inc.                                   35,850        496,523
Methode Electronics, Inc. Cl. A                        23,100        253,407
Micro Linear Corp.*                                   117,600        376,320
Mykrolis Corp.*                                        28,800        210,240
Rogers Corp.*                                          11,800        262,550
Spectrum Control, Inc.*                                55,400        290,850
Woodhead Industries, Inc.                              19,000        214,700
                                                                ------------
                                                                   3,237,507
                                                                ------------
ENERGY -- 2.0%
RPC, Inc.                                              40,800        473,280
                                                                ------------
ENTERTAINMENT & LEISURE -- 1.0%
Acres Gaming, Inc.*                                    44,400        234,876
                                                                ------------
FINANCIAL SERVICES -- 1.2%
Boston Private Financial Holdings, Inc.                14,600        289,956
                                                                ------------
FOODS -- 1.4%
Performance Food Group Co.*                             9,600        326,006
                                                                ------------
HEALTHCARE -- 3.2%
CorVel Corp.*                                           8,700        311,025
Prime Medical Services, Inc.*                          49,900        432,633
                                                                ------------
                                                                     743,658
                                                                ------------
HOME CONSTRUCTION,
 FURNISHINGS & APPLIANCES -- 2.5%
Hooker Furniture Corp.                                 17,100        318,402
Palm Harbor Homes, Inc.*                               14,700        256,809
                                                                ------------
                                                                     575,211
                                                                ------------
INDUSTRIAL - DIVERSIFIED -- 0.1%
Astronics Corp.*                                        4,900         33,810
                                                                ------------
INFORMATION RETRIEVAL SERVICES -- 1.8%
Onesource Information Services, Inc.*                  54,300   $    418,110
                                                                ------------
INSURANCE -- 5.6%
Donegal Group, Inc. Cl. A                              16,200        174,150
Philadelphia Consolidated Holding Corp.*                9,200        325,680
ProAssurance Corp.*                                     5,600        117,600
Safety Insurance Group, Inc.*                          15,100        217,138
Stewart Information Services*                          21,300        455,607
                                                                ------------
                                                                   1,290,175
                                                                ------------
MACHINERY & COMPONENTS -- 7.5%
Aaon, Inc.*                                            16,625        306,399
Actuant Corp. Cl. A*                                   10,800        501,660
Gardner Denver, Inc.*                                  15,900        322,770
Hardinge, Inc.                                         14,200        117,150
Met-Pro Corp.                                          17,000        246,160
Robbins & Myers, Inc.                                  13,200        242,880
                                                                ------------
                                                                   1,737,019
                                                                ------------
MANUFACTURING -- 1.2%
Quixote Corp.                                          15,300        276,318
                                                                ------------
MEDICAL SUPPLIES -- 4.3%
Excel Technology, Inc.*                                18,400        329,176
II-VI, Inc.*                                           27,000        433,620
Osteotech, Inc.*                                       36,500        235,060
                                                                ------------
                                                                     997,856
                                                                ------------
METALS & MINING -- 1.5%
Gibraltar Steel Corp.                                  17,800        338,912
                                                                ------------
PHARMACEUTICALS -- 2.0%
Columbia Laboratories, Inc.*                           88,700        298,032
Serologicals Corp.*                                    14,500        159,500
                                                                ------------
                                                                     457,532
                                                                ------------
PREPACKAGED SOFTWARE -- 1.5%
Moldflow Corp.*                                        45,600        342,000
                                                                ------------
REAL ESTATE -- 2.7%
Mid-Atlantic Realty Trust                              20,100        349,740
United Capital Corp.*                                   7,600        269,040
                                                                ------------
                                                                     618,780
                                                                ------------

    The accompanying notes are an integral part of the financial statements.

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                 ------------   ------------
RESTAURANTS -- 2.0%
Benihana, Inc.*                                         9,700   $    132,696
Benihana, Inc. Cl. A*                                  24,920        336,420
                                                                ------------
                                                                     469,116
                                                                ------------
RETAIL -- 2.7%
Big 5 Sporting Goods Corp.*                            32,300        348,517
Sportsman's Guide, Inc.*                               39,900        279,300
                                                                ------------
                                                                     627,817
                                                                ------------
TRANSPORTATION -- 3.8%
Knight Transportation, Inc.*                           15,750        330,750
Marine Products Corp.                                  39,000        384,150
Old Dominion Freight Line, Inc.*                        5,800        164,430
                                                                ------------
                                                                     879,330
                                                                ------------
WATER COMPANIES -- 0.5%
Southwest Water Co.                                     8,762        116,093
                                                                ------------

TOTAL EQUITIES
(COST $21,774,820)                                                21,469,336
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
                                                 ------------
SHORT-TERM INVESTMENTS -- 8.1%

REPURCHASE AGREEMENT
Investors Bank & Trust Company Repurchase
 Agreement, dated 12/31/2002, 1.00%,
 due 01/02/2003(a)                               $  1,884,579      1,884,579
                                                                ------------

TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                1,884,579
                                                                ------------

TOTAL INVESTMENTS -- 100.6%
(COST $23,659,399)**                                              23,353,915

OTHER ASSETS/(LIABILITIES) -- (0.6%)                                (150,622)
                                                                ------------
NET ASSETS -- 100.0%                                            $ 23,203,293
                                                                ============

NOTES TO PORTFOLIO OF INVESTMENTS
  *    Non-income producing security.
  **   Aggregate cost for Federal tax purposes. (NOTE 7).
  (a) Maturity value of $1,884,683. Collateralized by U.S. Government Agency obligation with a rate of 4.408%, maturity date of 12/25/2022, and aggregate market value, including accrued interest, of $1,981,459.


            The remainder of this page is intentionally left blank.


    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                DECEMBER 31, 2002
                                                                                -----------------
ASSETS:
      Investments, at value (cost $21,774,820) (NOTE 2)                           $ 21,469,336
      Short-term investments, at amortized cost (NOTE 2)                             1,884,579
                                                                                  ------------
          Total Investments                                                         23,353,915
      Cash                                                                             337,143
      Receivables from:
         Investments sold                                                               47,838
         Investment adviser (NOTE 3)                                                     1,042
         Fund shares sold                                                               55,502
         Interest and dividends                                                         11,770
                                                                                  ------------
             Total assets                                                           23,807,210
                                                                                  ------------

LIABILITIES:
      Payables for:
         Investments purchased                                                         565,838
         Fund shares repurchased                                                            43
         Directors' fees and expenses (NOTE 3)                                             566
         Affiliates (NOTE 3):
             Investment management fees                                                 21,016
      Accrued expense and other liabilities                                             16,454
                                                                                  ------------
             Total liabilities                                                         603,917
                                                                                  ------------
      NET ASSETS                                                                  $ 23,203,293
                                                                                  ============

NET ASSETS CONSIST OF:
      Paid-in capital                                                             $ 24,132,503
      Undistributed net investment income                                                  324
      Accumulated net realized loss on investments                                    (624,050)
      Net unrealized depreciation on investments                                      (305,484)
                                                                                  ------------
                                                                                  $ 23,203,293
                                                                                  ============
SHARES OUTSTANDING:                                                                  2,291,244
                                                                                  ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                   $      10.13
                                                                                  ============

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                    YEAR ENDED
                                                                                DECEMBER 31, 2002
                                                                                -----------------
INVESTMENT INCOME (NOTE 2):
      Dividends                                                                   $    127,348
      Interest                                                                          18,781
                                                                                  ------------
              Total investment income                                                  146,129
                                                                                  ------------
EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                                              204,131
      Custody fees                                                                      21,437
      Audit and legal fees                                                              20,114
      Shareholder reporting fees                                                         3,549
      Directors' fees (NOTE 3)                                                             942
      Miscellaneous fees                                                                 1,323
                                                                                  ------------
              Total expenses                                                           251,496
      Expenses waived (NOTE 3)                                                         (25,981)
                                                                                  ------------
              Net expenses                                                             225,515
                                                                                  ------------
              NET INVESTMENT LOSS                                                      (79,386)
                                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on investment transactions                                    (369,764)
      Net change in unrealized appreciation (depreciation) on investments           (1,390,521)
                                                                                  ------------
              NET REALIZED AND UNREALIZED LOSS                                      (1,760,285)
                                                                                  ------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $ (1,839,671)
                                                                                  ============

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED          PERIOD ENDED
                                                                                DECEMBER 31, 2002   DECEMBER 31, 2001*
                                                                                -----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income (loss)                                                $    (79,386)        $      2,839
      Net realized gain (loss) on investment transactions                             (369,764)              34,350
      Net change in unrealized appreciation (depreciation) on investments           (1,390,521)           1,085,037
                                                                                  ------------         ------------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (1,839,671)           1,122,226
                                                                                  ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
      From net investment income                                                             -               (2,744)
      From net realized gains                                                          (51,201)            (158,334)
                                                                                  ------------         ------------
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                11,264,223           12,868,794
                                                                                  ------------         ------------
      TOTAL INCREASE IN NET ASSETS                                                   9,373,351           13,829,942
NET ASSETS:
      Beginning of period                                                           13,829,942                    -
                                                                                  ------------         ------------
      End of period (including undistributed net investment income of
        $324 and $95, respectively)                                               $ 23,203,293         $ 13,829,942
                                                                                  ============         ============

  * FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.

    The accompanying notes are an integral part of the financial statements.

MML SMALL COMPANY OPPORTUNITIES FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                   YEAR ENDED         PERIOD ENDED
                                                                                    12/31/02           12/31/01+
                                                                                  ------------        -------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                $  10.84            $  10.00
                                                                                    --------            --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                                         (0.03)               0.00***
  Net realized and unrealized gain (loss) on investments                               (0.66)               0.97
                                                                                    --------            --------
      Total income (loss) from investment operations                                   (0.69)               0.97
                                                                                    --------            --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                                               -               (0.00)****
  From net realized gains                                                              (0.02)              (0.13)
                                                                                    --------            --------
      Total distributions                                                              (0.02)              (0.13)
                                                                                    --------            --------
NET ASSET VALUE, END OF PERIOD                                                      $  10.13            $  10.84
                                                                                    ========            ========
TOTAL RETURN@                                                                          (6.34)%              9.69%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                                                 $ 23,203            $ 13,830
  Ratio of expenses to average daily net assets:
     Before expense waiver                                                              1.29%               1.34%*
     After expense waiver                                                               1.16%               1.16%*
  Net investment income (loss) to average daily net assets                             (0.41)%              0.04%*
  Portfolio turnover rate                                                                 43%                 50%**

  *    ANNUALIZED.
  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  **** DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
  + FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2001.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2001 THROUGH DECEMBER 31, 2001 AND THE YEAR ENDED DECEMBER 31, 2002.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL CAP GROWTH EQUITY FUND?

The objectives and policies of the Fund are to:
- achieve long-term growth of capital
- invest primarily in a diversified portfolio of equity securities of smaller companies consistent with market capitalizations of companies in the Russell 2000 Index
- utilize a growth-oriented strategy in making investment decisions
- utilize fundamental analysis to identify companies which
  - are of high investment quality or possess a unique product, market position or operating characteristics
  - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's shares returned -25.94%, trailing the -20.48% return of the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks. However, the Fund outperformed the -30.26% return of the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe.

WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

The prices of small-cap growth stocks fell sharply in the second and third quarters of the year, reflecting the extreme weakness of the broader market. The Fund's underperformance compared with the Russell 2000 Index was mainly attributable to the significant outperformance of value over growth during the period. The Russell 2000 Growth Index had the largest loss of the 21 U.S. stock indexes tracked by the Frank Russell company, while the Russell 2000 Value Index fell only 11.43% for the year. While the Fund has a growth bias, the Russell 2000 Index reflects the combined performance of both growth and value segments of the market. We expect to underperform the Russell 2000 Index in bear markets, but the Fund should outperform it when the primary trend in share prices is up.

Disappointing corporate earnings were at the heart of the decline, as the hoped-for economic recovery failed to materialize. Consumers continued to spend on housing and autos due to low mortgage rates and zero-percent financing incentives, respectively, but corporate capital spending remained in the doldrums. Home refinancings provided some support for consumer spending, though not as much as in 2001, when interest rates fell sharply due to repeated rate cuts by the Federal Reserve Board. The lone rate change for 2002 was the Fed's 50-basis-point cut in November.

We responded to these developments in several ways. First, falling share prices resulted in hundreds of attractive mid-cap stocks entering the small-cap category. We took advantage of this expanded range of choices by upgrading the quality of our holdings, focusing on companies with deeper management teams, broader product lines and stronger balance sheets. New or increased positions for the Fund that reflect this approach included Human Genome Sciences, Millenium Pharmaceuticals, Agere, Cerner, Sealed Air, Catalina Marketing and Palm.

In the fourth quarter, the markets finally made some upward progress. Valuations had reached compelling levels for many stocks by mid-October, and initial estimates for third-quarter GDP growth came in at 3.1%--later raised to 4.0%--significantly better than the second quarter's 1.3% annualized rate. At the company level, we began to hear comments indicating modest improvements in end-user demand. Gradually, concerns about a double-dip recession, which had plagued the markets in the third quarter, began to fade.

Another strategy we utilized involved selling off companies that cannot cope with a low-growth environment and buying those that can. We are attracted to this approach given our view that any economic recovery is likely to be modest, at least initially. Finally, we carried somewhat higher-than-normal levels of cash during the period, which helped our relative performance because of the extreme weakness in share prices.

WHAT IS YOUR OUTLOOK?

There are many positives in the current environment. Valuations in the small-cap marketplace are relatively attractive, with market-cap-to-sales and price-to-book measures cheaper than we have seen in almost 10 years. Companies have reduced costs, paid down debt and strengthened their balance sheets. Interest rates and inflation are low. The big question mark is demand. Business spending on capital projects remains minimal, while the health of consumer spending is questionable in view of 2002's disappointing holiday shopping season--one of the worst in recent memory. Renewed declines in stock prices or a deteriorating employment picture could further erode consumer confidence and negatively impact consumer spending. Against this backdrop, we plan to stay cautious, emphasizing companies that we are confident can perform well in a variety of economic environments.

                        MML SMALL CAP GROWTH EQUITY FUND
                       LARGEST STOCK HOLDINGS (12/31/02)

   MSC Industrial Direct Co. Cl. A
   Getty Images, Inc.
   Gentex Corp.
   American Italian Pasta Co. Cl. A
   Newfield Exploration Co.
   Take-Two Interactive Software, Inc.
   Checkfree Corp.
   Financial Federal Corp.
   Apria Healthcare Group, Inc.
   ITT Educational  Services, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Growth Equity Fund and the Russell 2000 Index.

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                     SINCE INCEPTION
                                     ONE YEAR        AVERAGE ANNUAL
                                1/1/02 - 12/31/02   5/1/01 - 12/31/02
MML Small Company
Growth Equity Fund                   -25.94%             -2.18%
---------------------------------------------------------------------
Russell 2000 Index                   -20.48%             -1.96%
---------------------------------------------------------------------

[CHART]

GROWTH  OF A $10,000 INVESTMENT SINCE INCEPTION

              MML SMALL CAP GROWTH EQUITY FUND      RUSSELL 2000 INDEX
5/3/99                    $ 10,000                       $ 10,000
Dec-1999                  $ 16,568                       $ 11,767
Dec-2000                  $ 14,270                       $ 11,411
Dec-2001                  $ 12,456                       $ 11,695
Dec-2002                  $  9,225                       $  9,299

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP GROWTH EQUITY FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                 ------------   ------------
EQUITIES -- 97.7%

ADVERTISING -- 3.2%
Catalina Marketing Corp.*                               6,000   $    111,000
Getty Images, Inc.*                                    24,125        737,019
                                                                ------------
                                                                     848,019
                                                                ------------
AEROSPACE & DEFENSE -- 0.2%
Triumph Group, Inc.*                                    1,900         60,686
                                                                ------------
APPAREL, TEXTILES & SHOES -- 0.6%
Pacific Sunwear of California, Inc.*                    9,450        167,170
                                                                ------------
AUTOMOTIVE & PARTS -- 1.0%
American Axle & Manufacturing Holdings, Inc.*           4,000         93,680
BorgWarner, Inc.                                        1,400         70,588
Navistar International Corp.*                           3,900         94,809
                                                                ------------
                                                                     259,077
                                                                ------------
BANKING, SAVINGS & LOANS -- 4.0%
Amcore Financial, Inc.                                  4,400         95,480
Financial Federal Corp.*                               22,425        563,540
Glacier Bancorp, Inc.                                   4,800        113,088
Hancock Holding Co.                                     2,350        104,927
Providian Financial Corp.*                             31,100        201,839
                                                                ------------
                                                                   1,078,874
                                                                ------------
BROADCASTING, PUBLISHING & PRINTING -- 0.9%
Playboy Enterprises, Inc. Cl. B*                       14,600        147,898
Sinclair Broadcast Group, Inc. Cl. A*                   8,000         93,040
                                                                ------------
                                                                     240,938
                                                                ------------
BUILDING MATERIALS & CONSTRUCTION -- 0.4%
Granite Construction, Inc.                              7,500        116,250
                                                                ------------
CHEMICALS -- 3.2%
Cabot Microelectronics Corp.*                           7,250        342,200
Cytec Industries, Inc.*                                 4,425        120,714
IMC Global, Inc.                                       11,100        118,437
Minerals Technologies, Inc.                             3,200        138,080
Wellman, Inc.                                           9,600        129,504
                                                                ------------
                                                                     848,935
                                                                ------------
COMMERCIAL SERVICES -- 11.1%
Affymetrix, Inc.*                                      18,267        418,132
The Corporate Executive Board Co.*                     13,100        418,152
Exelixis, Inc.*                                        17,100        136,800
Gene Logic, Inc.*                                      42,175   $    265,281
Incyte Genomics, Inc.*                                 16,300         74,328
ITT Educational Services, Inc.*                        21,250        500,437
Maximus, Inc.*                                         15,325        399,982
MemberWorks, Inc.*                                     20,700        372,186
PerkinElmer, Inc.                                      34,003        280,525
TeleTech Holdings, Inc.*                               16,000        116,160
                                                                ------------
                                                                   2,981,983
                                                                ------------
COMMUNICATIONS -- 1.5%
Advanced Fibre Communications, Inc.*                    7,800        130,104
Tekelec*                                               25,300        264,385
                                                                ------------
                                                                     394,489
                                                                ------------
COMPUTER & DATA PROCESSING SERVICES -- 1.6%
Anteon International Corp.*                            17,675        424,200
                                                                ------------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.9%
3Com Corp.*                                            37,400        173,162
Digital Insight Corp.*                                 23,425        203,563
IDX Systems Corp.*                                      7,000        119,210
                                                                ------------
                                                                     495,935
                                                                ------------
COMPUTER RELATED SERVICES -- 3.9%
Acxiom Corp.*                                          18,725        287,990
Checkfree Corp.*                                       38,692        619,111
Ingram Micro, Inc. Cl. A*                              11,000        135,850
                                                                ------------
                                                                   1,042,951
                                                                ------------
COMPUTERS & INFORMATION -- 2.2%
Maxtor Corp.*                                          39,300        198,858
Palm, Inc.*                                             6,435        101,029
Symbol Technologies, Inc.                              10,000         82,200
Western Digital Corp.*                                 31,100        198,729
                                                                ------------
                                                                     580,816
                                                                ------------
CONTAINERS -- 0.4%
Sealed Air Corp.*                                       3,100        115,630
                                                                ------------
DATA PROCESSING & PREPARATION -- 1.5%
Factset Research Systems, Inc.                         14,425        407,795
                                                                ------------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 8.4%
Actel Corp.*                                            4,700         76,234
Agere Systems, Inc. Cl. A*                            103,700        149,328
ATMI, Inc.*                                             4,700         87,044
Cree, Inc.*                                            12,050        197,018
Cymer, Inc.*                                            1,800         58,050
DSP Group, Inc.*                                        5,500         87,010
Fairchild Semiconductor International, Inc.
 Cl. A*                                                10,300        110,313
Gentex Corp.*                                          22,950   $    726,138
Intersil Corp. Cl. A*                                   8,000        111,520
Merix Corp.*                                            7,900         66,360
Planar Systems, Inc.*                                   4,500         92,835
Silicon Storage Technology, Inc.*                      14,400         58,176
Visx, Inc.*                                            42,300        405,234
Wilson Greatbatch Technologies, Inc.*                     800         23,360
                                                                ------------
                                                                   2,248,620
                                                                ------------
ENERGY -- 4.6%
Grey Wolf, Inc.*                                       43,700        174,363
Helmerich & Payne, Inc.                                 3,700        103,267
Newfield Exploration Co.*                              19,350        697,568
Sunoco, Inc.                                            4,900        162,582
TETRA Technologies, Inc.*                               4,900        104,713
                                                                ------------
                                                                   1,242,493
                                                                ------------
ENTERTAINMENT & LEISURE-- 1.9%
AMC Entertainment, Inc.*                               12,500        110,625
Argosy Gaming Co.*                                      2,300         43,539
Callaway Golf Co.                                      14,500        192,125
Churchill Downs, Inc.                                   2,900        110,722
Hollywood Media Corp.*                                 40,300         40,300
                                                                ------------
                                                                     497,311
                                                                ------------
FINANCIAL SERVICES -- 1.8%
E*TRADE Group, Inc.*                                   25,800        125,388
Investment Technology Group, Inc.*                      4,950        110,682
MFA Mortgage Investments, Inc.                         13,900        116,760
Van der Moolen Holding NV ADR                           6,000        128,940
                                                                ------------
                                                                     481,770
                                                                ------------
FOODS -- 3.3%
American Italian Pasta Co. Cl. A*                      19,450        699,811
Smithfield Foods, Inc.*                                 3,000         59,520
Wild Oats Markets, Inc.*                               11,300        116,616
                                                                ------------
                                                                     875,947
                                                                ------------
FOREST PRODUCTS & PAPER -- 0.4%
Bowater, Inc.                                           2,700        113,265
                                                                ------------
HEALTHCARE -- 11.9%
Allscripts Healthcare Solutions, Inc.*                 39,300         93,927
American Healthways, Inc.*                             25,450        445,375
AmSurg Corp.*                                          19,000        388,170

    The accompanying notes are an integral part of the financial statements.

                                                   NUMBER OF       MARKET
                                                    SHARES         VALUE
                                                 ------------   ------------
Apria Healthcare Group, Inc.*                          23,600   $    524,864
Caremark Rx, Inc.*                                     14,000        227,500
Coventry Health Care, Inc.*                             3,600        104,508
Human Genome Sciences, Inc.*                           12,200        107,482
Humana, Inc.*                                          10,800        108,000
Impath, Inc.*                                          17,125        337,705
LifePoint Hospitals, Inc.*                              4,300        128,703
Manor Care, Inc.*                                       8,900        165,629
Matria Healthcare, Inc.*                                6,300         54,747
Odyssey Healthcare, Inc.*                               9,400        326,180
Triad Hospitals, Inc.*                                  5,600        167,048
                                                                ------------
                                                                   3,179,838
                                                                ------------
HOME CONSTRUCTION,
 FURNISHINGS & APPLIANCES -- 0.3%
Furniture Brands International, Inc.*                   3,325         79,301
                                                                ------------
LODGING -- 1.6%
Aztar Corp.*                                            7,900        112,812
Intrawest Corp.                                         6,800         84,320
Vail Resorts, Inc.*                                    11,850        179,765
Wynn Resorts Limited*                                   3,500         45,885
                                                                ------------
                                                                     422,782
                                                                ------------
MACHINERY & COMPONENTS -- 1.2%
Agco Corp.*                                             4,900        108,290
Kennametal, Inc.                                        3,300        113,784
Ultratech Stepper, Inc.*                               10,000         98,390
                                                                ------------
                                                                     320,464
                                                                ------------
MEDICAL SUPPLIES -- 3.8%
Cambrex Corp.                                           3,200         96,672
Cholestech Corp.*                                      15,125        105,270
CONMED Corp.*                                           5,700        111,663
Intermagnetics General Corp.*                          10,300        202,292
Kensey Nash Corp.*                                      7,700        140,679
MedSource Technologies, Inc.*                          12,000         77,880
PSS World Medical, Inc.*                               18,200        124,488
Sequenom, Inc.*                                        29,800         53,640
Varian, Inc.*                                           3,900        111,891
                                                                ------------
                                                                   1,024,475
                                                                ------------
PHARMACEUTICALS -- 2.9%
Abgenix, Inc.*                                          7,500         55,275
CV Therapeutics, Inc.*                                  3,600         65,592
Omnicare, Inc.                                         20,550        489,707
Sangstat Medical Corp.*                                 6,400         72,320
SICOR, Inc.*                                            6,200         98,270
                                                                ------------
                                                                     781,164
                                                                ------------
PREPACKAGED SOFTWARE -- 7.0%
Actuate Corp.*                                         23,500   $     41,595
Cerner Corp.*                                          11,775        368,087
Dendrite International, Inc.*                          44,650        333,536
EPIQ Systems, Inc.*                                    14,600        222,942
Hyperion Solutions Corp.*                               3,500         89,845
MicroStrategy, Inc.*                                        4             60
Sanchez Computer Associates, Inc.*                     16,900         48,672
Take-Two Interactive Software, Inc.*                   28,400        667,116
Verity, Inc.*                                           8,100        108,467
                                                                ------------
                                                                   1,880,320
                                                                ------------
REAL ESTATE -- 0.5%
Host Marriott Corp.*                                   16,100        142,485
                                                                ------------
RESTAURANTS -- 0.9%
Krispy Kreme Doughnuts, Inc.*                           3,400        114,818
P.F. Chang's China Bistro, Inc.*                        3,300        119,790
                                                                ------------
                                                                     234,608
                                                                ------------
RETAIL -- 6.2%
Borders Group, Inc.*                                   10,900        175,490
Foot Locker, Inc.*                                     13,700        143,850
MSC Industrial Direct Co. Cl. A*                       44,075        782,331
O'Reilly Automotive, Inc.*                             18,675        472,291
Pier 1 Imports, Inc.                                    5,000         94,650
                                                                ------------
                                                                   1,668,612
                                                                ------------
TELEPHONE UTILITIES -- 0.6%
Nextel Partners, Inc. Cl. A*                           25,800        156,606
                                                                ------------
TRANSPORTATION -- 2.8%
CNF, Inc.                                               4,600        152,904
EGL, Inc.*                                              9,600        136,800
Kansas City Southern*                                  28,175        338,100
Werner Enterprises, Inc.                                5,700        122,721
                                                                ------------
                                                                     750,525
                                                                ------------
TOTAL EQUITIES
(COST $28,963,939)                                                26,164,334
                                                                ------------

                                                   PRINCIPAL       MARKET
                                                    AMOUNT         VALUE
                                                 ------------   ------------
BONDS & NOTES -- 0.0%

CORPORATE DEBT
Microstrategy, Inc.
 7.500% 06/24/2007$                                        12   $          3
                                                                ------------
TOTAL BONDS & NOTES
(COST $0)                                                                  3
                                                                ------------
TOTAL LONG TERM INVESTMENTS
(COST $28,963,939)                                                26,164,337
                                                                ------------
SHORT-TERM INVESTMENTS -- 19.9%

CASH EQUIVALENTS -- 17.4%**
Bank of Montreal
 Eurodollar Time Deposit
 1.320% 01/30/2003                                    185,329        185,329
Barclays
 Eurodollar Time Deposit
 1.320% 02/14/2003                                    110,183        110,183
Bayerische Hypo-und Vereinsbank
 Bank Note
 1.240% 09/09/2003                                    550,916        550,916
Bayerische Hypo-und Vereinsbank
 Eurodollar Time Deposit
 1.710% 01/10/2003                                    275,458        275,458
Canadian Imperial Bank of Commerce Bank Note
 1.230% 05/19/2003                                    247,912        247,912
Dreyfus Cash Management Plus, Inc. Money
 Market Fund                                          413,187        413,187
General Electric Capital Corp.
 1.300% 01/06/2003                                    274,861        274,861
Goldman Sachs Group, Inc.
 Medium Term Note
 1.320% 03/21/2003                                    137,729        137,729
Honda Motor Co. Limited
 Medium Term Note
 1.410% 04/08/2003                                     27,546         27,546
Merrill Lynch & Co.
 Medium Term Note
 1.330% 11/26/2003                                     82,638         82,638
Merrill Lynch & Co.
 Medium Term Note
 1.340% 04/16/2003                                     82,638         82,638
Merrimac Money
 Market Fund                                        1,046,740      1,046,740

    The accompanying notes are an integral part of the financial statements.

                                                   PRINCIPAL       MARKET
                                                    AMOUNT         VALUE
                                                 ------------   ------------
Metropolitan Life Insurance Co.
 Funding Agreement
 1.440% 02/01/2003                               $    275,458   $    275,458
Morgan Stanley Dean Witter & Co.
 1.390% 05/07/2003                                    220,366        220,366
National Bank of Commerce
 1.400% 05/23/2003                                    137,729        137,729
Royal Bank of Scotland
 Eurodollar Time Deposit
 1.310% 01/17/2003                                    385,641        385,641
Royal Bank of Scotland
 Eurodollar Time Deposit
 1.330% 01/15/2003                                     82,637         82,637
Svenska Handlesbanken
 Eurodollar Time Deposit
 1.720% 01/16/2003                                    110,183        110,183
                                                                ------------
                                                                   4,647,151
                                                                ------------
REPURCHASE AGREEMENT -- 2.5%
Investors Bank & Trust Company Repurchase
 Agreement, dated 12/31/2002, 1.00%,
 due 01/02/2003(a)                                    673,909        673,909
                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
(AT AMORTIZED COST)                                                5,321,060
                                                                ------------

TOTAL INVESTMENTS -- 117.6%
(COST $34,284,999)***                                             31,485,397
                                                                ------------
OTHER ASSETS/(LIABILITIES) -- (17.6%)                             (4,700,935)
                                                                ------------

NET ASSETS -- 100.0%                                            $ 26,784,462
                                                                ============

NOTES TO PORTFOLIO OF INVESTMENTS
  ADR - American Depository Receipt.
  *    Non-income producing security.
  **   Represents investments of security lending collateral. (NOTE 2).
  ***  Aggregate cost for Federal tax purposes. (NOTE 7).
  (a) Maturity value of $673,946. Collateralized by U.S. Government Agency obligation with a rate of 2.588%, maturity date of 11/15/2023, and aggregate market value, including accrued interest, of $710,462.


            The remainder of this page is intentionally left blank.


    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                DECEMBER 31, 2002
                                                                                -----------------
ASSETS:
     Investments, at value (cost $28,963,939) (NOTE 2)                            $ 26,164,337
     Short-term investments, at amortized cost (NOTE 2)                              5,321,060
                                                                                  ------------
        Total Investments (including securities on loan with market
         values of $4,407,056)                                                      31,485,397
     Receivables from:
        Investments sold                                                                 1,195
        Investment adviser (NOTE 3)                                                      2,542
        Fund shares sold                                                                18,424
        Interest and dividends                                                           9,336
                                                                                  ------------
               Total assets                                                         31,516,894
                                                                                  ------------
LIABILITIES:
     Payables for:
        Investments purchased                                                           34,368
        Fund shares repurchased                                                            915
        Securities on loan (NOTE 2)                                                  4,647,151
        Directors' fees and expenses (NOTE 3)                                            3,401
        Affiliates (NOTE 3):
               Investment management fees                                               28,635
     Accrued expense and other liabilities                                              17,962
                                                                                  ------------
               Total liabilities                                                     4,732,432
                                                                                  ------------
     NET ASSETS                                                                   $ 26,784,462
                                                                                  ------------
NET ASSETS CONSIST OF:
     Paid-in capital                                                              $ 50,534,943
     Accumulated net investment loss                                                    (3,126)
     Accumulated net realized loss on investments                                  (20,947,753)
     Net unrealized depreciation on investments                                     (2,799,602)
                                                                                  ------------
                                                                                  $ 26,784,462
                                                                                  ============
SHARES OUTSTANDING:                                                                  3,411,921
                                                                                  ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                   $       7.85
                                                                                  ============

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                   YEAR ENDED
                                                                                DECEMBER 31, 2002
                                                                                -----------------
INVESTMENT INCOME (NOTE 2):
        Dividends (net of withholding tax of $1,446)                             $      78,506
        Interest (including securities lending income of $15,131)                       38,367
                                                                                 -------------
                 Total investment income                                               116,873
                                                                                 -------------
EXPENSES (NOTE 2):
        Investment management fees (NOTE 3)                                            390,192
        Custody fees                                                                    24,684
        Audit and legal fees                                                            20,272
        Shareholder reporting fees                                                      11,161
        Directors' fees (NOTE 3)                                                         1,871
        Miscellaneous fees                                                               1,323
                                                                                 -------------
                 Total expenses                                                        449,503
        Expenses waived (NOTE 3)                                                       (19,384)
        Fees paid indirectly (NOTE 3)                                                   (8,857)
                                                                                 -------------
                 Net expenses                                                          421,262
                                                                                 -------------
                 NET INVESTMENT LOSS                                                  (304,389)
                                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                                (6,838,311)
        Net change in unrealized appreciation (depreciation) on investments         (4,293,549)
                                                                                 -------------
                 NET REALIZED AND UNREALIZED LOSS                                  (11,131,860)
                                                                                 -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $ (11,436,249)
                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED            YEAR ENDED
                                                                             DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                             -----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment loss                                                       $    (304,389)        $    (261,215)
     Net realized loss on investment transactions                                 (6,838,311)          (13,733,565)
     Net change in unrealized appreciation (depreciation) on investments          (4,293,549)            5,576,555
                                                                               -------------         -------------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                      (11,436,249)           (8,418,225)
                                                                               -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net realized gains                                                               -              (223,215)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                             (10,762,040)          (12,755,656)
                                                                               -------------         -------------
     TOTAL DECREASE IN NET ASSETS                                                (22,198,289)          (21,397,096)
NET ASSETS:
     Beginning of year                                                            48,982,751            70,379,847
                                                                               -------------         -------------
     End of year (including accumulated net investment loss of
       $3,126 and $2,576, respectively)                                        $  26,784,462         $  48,982,751
                                                                               =============         =============

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP GROWTH EQUITY FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                 YEAR ENDED     YEAR ENDED   YEAR ENDED     PERIOD ENDED
                                                                  12/31/02       12/31/01     12/31/00       12/31/99+
                                                                 ----------     ----------   ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $    10.60     $    12.20   $    16.15     $      10.00
                                                                 ----------     ----------   ----------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                                 (0.09)         (0.06)       (0.01)***        (0.01)
  Net realized and unrealized gain (loss) on investments              (2.66)         (1.49)       (2.09)            6.58
                                                                 ----------     ----------   ----------     ------------
        Total income (loss) from investment operations                (2.75)         (1.55)       (2.10)            6.57
                                                                 ----------     ----------   ----------     ------------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net realized gains                                                 -          (0.05)       (1.85)           (0.42)
                                                                 ----------     ----------   ----------     ------------
NET ASSET VALUE, END OF PERIOD                                   $     7.85     $    10.60   $    12.20     $      16.15
                                                                 ==========     ==========   ==========     ============
TOTAL RETURN@                                                        (25.94)%       (12.71)%     (13.87)%          65.68%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                              $   26,784     $   48,983   $   70,380     $     47,877
  Ratio of expenses to average daily net assets:
    Before expense waiver                                              1.24%          1.15%        1.25%            0.96%**
    After expense waiver#                                              1.16%(a)       1.15%        1.18%            0.79%**
  Net investment loss to average daily net assets                     (0.84)%        (0.46)%      (0.04)%          (0.07)%**
  Portfolio turnover rate                                                53%           104%          95%              75%**

  **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
  ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 3, 1999 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1999.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 3, 1999 THROUGH DECEMBER 31, 1999 AND THE YEARS ENDED DECEMBER 31, 2000, 2001 AND 2002.
  (a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EMERGING GROWTH
FUND?

The objectives and policies of the Fund are to:
-   achieve capital appreciation
- invest primarily in a diversified portfolio of equity securities of smaller, emerging growth companies
-   utilize a growth-oriented strategy in making investment decisions
-   utilize fundamental analysis to identify companies which
    - are of high investment quality or possess a unique product, market position or operating characteristics
    - offer above-average levels of profitability or superior growth potential

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's shares returned -42.44%, compared with -20.48% for the Russell 2000 Index, an unmanaged index of 2000 small-capitalization common stocks. Over the same period, the Russell 2000 Growth Index, which tracks the performance of stocks in the Russell 2000 Index sharing characteristics common to the growth universe, returned -30.26%.

WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

Versus the Russell 2000 Index, the Fund suffered from the dramatic outperformance of value stocks over the growth sector. This outperformance can be seen in the discrepancy between the Russell 2000 Growth Index's loss of more than 30%, the largest annual decline since that benchmark's inception, and the Russell 2000 Value Index's much smaller 11.43% decline.

Versus the Russell 2000 Growth Index, we were also out of step with investors' preferences during the period. Recent research dividing that index into four segments based on forecasted long-term earnings growth rates revealed that through the third quarter of 2002, the higher the growth rate, the steeper the average decline in share price. In particular, the "high-octane" stocks with forecasted earnings growth above 20% declined 28% in the third quarter and 41% on a year-to-date basis at the end of the third quarter. While we tried to moderate the Fund's volatility, we attempted to do so within the scope of the emerging growth discipline. Unfortunately, the penalty for sticking with this discipline was stiff in 2002.

One area of outperformance in the third quarter versus the Russell 2000 Growth Index was the consumer discretionary sector, where we focused on the business services segment. FTI Consulting, a top-10 position, managed to buck the downward trend and post a positive return for the quarter. The company provides a variety of consulting services, including financial restructuring, litigation consulting and environmental consulting. FTI boasted a 5-year earnings-per-share growth rate of 24%, with 40% growth in the preceding twelve months. Other contributors to performance included pay-for-performance search provider Overture Services and Hotels.com, which provides lodging accommodations over the Internet.

The financial services sector continued to be a drag on the Fund's performance. Both an underweighting and stock selection worked against us. With our requirement of 18% to 20% revenue growth, few banks, savings and loans, or insurance companies were eligible for purchase, yet these are some of the industries that held up best against the selling pressure. Another source of difficulty was the technology sector, where even a stock like Marvel Technology Group, with revenues and earnings up 75% and 74%, respectively, fell by more than 50% over the first three quarters of the year.

Market conditions were more hospitable in the fourth quarter, as investors scooped up some of the available bargains. Emerging growth stocks benefited from this trend, enabling the Fund to outperform both the Russell 2000 Index and the Russell 2000 Growth Index for the quarter. Much of our performance advantage came from an overweighting in technology. We owned a number of software companies that contributed to the quarter's returns, including Network Associates and MicroStrategy. Network Associates, a provider of network management and network security to businesses, increased its earnings over 600% from 2001. Moreover, with its recent purchase of McAfee Associates, Network Associates acquired a significant presence in the consumer market. Meanwhile, MicroStrategy, a provider of business intelligence software with transaction analysis capabilities, is a turnaround story.

After straying from its core business and taking on too much debt, the company appeared to have regained its focus and was on track to make money in 2002.

Another contributor to our fourth-quarter returns was Pharmaceutical Product Development, which provides drug development and discovery services for the pharmaceutical and biotechnology industries. Earnings were up 30% in 2002, and the stock was trading at 17 times estimated 2003 earnings--a very attractive valuation, in our opinion. We were further encouraged when the company's CEO made a significant purchase of stock in late spring of 2002.

WHAT IS YOUR OUTLOOK?

Like most investors, we are not sad to bid farewell to 2002. For many stocks in our universe, there was an irrational decoupling of underlying company fundamentals from share price behavior. We have seen this phenomenon before, and this is surely not the last time it will occur. At some point, however, we are confident that investors will extend their time horizons and recognize the merits of rapidly growing companies in the emerging growth sector.

           MML EMERGING GROWTH FUND
      LARGEST STOCK HOLDINGS (12/31/02)

  Overture Services, Inc.
  O2Micro International Limited
  Pinnacle Systems, Inc.
  Power Integrations, Inc.
  Taro Pharmaceutical Industries Limited
  Accredo Health, Inc.
  United Surgical Partners International, Inc.
  Marvell Technology Group Limited
  Photon Dynamics, Inc.
  Websense, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Emerging Growth Fund and the Russell 2000 Index.

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                               SINCE INCEPTION
                           ONE YEAR             AVERAGE ANNUAL
                       1/1/02 - 12/31/02      5/1/00 - 12/31/02
MML Emerging
Growth Fund                  -42.44%              -32.21%
---------------------------------------------------------------
Russell 2000 Index           -20.48%               -8.67%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

      MML EMERGING GROWTH FUND          RUSSELL 2000 INDEX
5/1/00                $ 10,000                    $ 10,000
Dec-00                $  7,350                    $  9,636
Dec-01                $  6,150                    $  9,876
Dec-02                $  3,540                    $  7,853

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EMERGING GROWTH FUND - PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                                       NUMBER OF        MARKET
                                                        SHARES          VALUE
                                                       ---------      ----------
EQUITIES -- 93.6%

AIR TRANSPORTATION -- 1.5%
Forward Air Corp.*                                         1,600      $   31,056
JetBlue Airways Corp.*                                     1,300          35,100
                                                                      ----------
                                                                          66,156
                                                                      ----------

APPAREL, TEXTILES & SHOES -- 4.2%
Chico's FAS, Inc.*                                         1,800          34,038
Coach, Inc.*                                               1,500          49,380
Hot Topic, Inc.*                                           1,200          27,456
Pacific Sunwear of
  California, Inc.*                                        1,500          26,535
Too, Inc.*                                                   100           2,352
Urban Outfitters, Inc.*                                    1,700          40,069
                                                                      ----------
                                                                         179,830
                                                                      ----------

AUTOMOTIVE & PARTS -- 0.2%
Copart, Inc.*                                                550           6,512
                                                                      ----------

BANKING, SAVINGS & LOANS -- 0.7%
Financial Federal Corp.*                                     400          10,052
NetBank, Inc.*                                             2,300          22,264
                                                                      ----------
                                                                          32,316
                                                                      ----------

BEVERAGES -- 0.4%
Peet's Coffee & Tea, Inc.*                                 1,100          15,543
                                                                      ----------
BROADCASTING, PUBLISHING & PRINTING -- 4.2%
Cox Radio, Inc. Cl. A*                                     1,650          37,636
Entercom
  Communications Corp.*                                      900          42,228
Entravision Communications
  Corp. Cl. A*                                             3,050          30,439
Hispanic
  Broadcasting Corp.*                                        650          13,357
Radio One, Inc. Cl. A*                                     1,400          20,468
Radio One, Inc. Cl. D*                                     2,550          36,796
                                                                      ----------
                                                                         180,924
                                                                      ----------

CHEMICALS -- 1.2%
Applied Films Corp.*                                       1,950          38,980
Constar International, Inc.*                               1,050          12,337
                                                                      ----------
                                                                          51,317
                                                                      ----------

COMMERCIAL SERVICES -- 15.0%
AMN Healthcare
  Services, Inc.*                                          2,150          36,356
Bright Horizons Family
  Solutions, Inc.*                                           950          26,714
Career Education Corp.*                                    1,000          40,000
Coinstar, Inc.*                                            2,400          54,360
The Corporate Executive
  Board Co.*                                                 900          28,728
eResearch Technology, Inc.*                                1,550      $   25,962
Exact Sciences Corp.*                                      4,350          47,110
FTI Consulting, Inc.*                                      1,300          52,195
Global Payments, Inc.                                      1,550          49,615
Hotels.com Cl. A*                                            900          49,167
Neurocrine
  Biosciences, Inc.*                                         300          13,698
Overture Services, Inc.*                                   5,250         143,377
Pharmaceutical Product
  Development, Inc.*                                       1,650          48,295
Resources Connection, Inc.*                                1,200          27,852
Strayer Education, Inc.                                      100           5,750
                                                                      ----------
                                                                         649,179
                                                                      ----------

COMMUNICATIONS -- 0.5%
Nextel Communications,
  Inc. Cl. A*                                                550           6,352
Verisity Limited*                                            900          17,154
                                                                      ----------
                                                                          23,506
                                                                      ----------

COMPUTER & DATA PROCESSING SERVICES -- 0.9%
Anteon International Corp.*                                  850          20,400
LendingTree, Inc.*                                         1,500          19,320
                                                                      ----------
                                                                          39,720
                                                                      ----------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.7%
Digital Insight Corp.*                                       850           7,386
F5 Networks, Inc.*                                           450           4,833
SI International, Inc.*                                      300           3,243
SM&A*                                                        100             369
Websense, Inc.*                                            2,700          57,675
                                                                      ----------
                                                                          73,506
                                                                      ----------

COMPUTER PROGRAMMING SERVICES -- 1.4%
Business Objects SA
  Sponsored ADR*                                           2,950          44,250
Documentum, Inc.*                                          1,050          16,443
                                                                      ----------
                                                                          60,693
                                                                      ----------

COMPUTER RELATED SERVICES -- 0.3%
Digitas, Inc.*                                             1,000           3,460
PEC Solutions, Inc.*                                         150           4,485
Secure Computing Corp.*                                      550           3,525
                                                                      ----------
                                                                          11,470
                                                                      ----------

COMPUTERS & INFORMATION -- 2.5%
Cognos, Inc.*                                              2,450          57,452
M-Systems Flash Disk
  Pioneers Limited*                                        6,150          44,956
SRA International,
  Inc. Cl. A*                                                250           6,772
                                                                      ----------
                                                                         109,180
                                                                      ----------

DATA PROCESSING & PREPARATION -- 0.7%
InterCept, Inc.*                                           1,100      $   18,624
WebMD Corp.*                                               1,450          12,397
                                                                      ----------
                                                                          31,021
                                                                      ----------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 17.8%
Advanced Energy
  Industries, Inc.*                                        1,150          14,628
ASM International NV*                                      1,850          23,865
August Technology Corp.*                                   3,300          16,698
Cree, Inc.*                                                2,350          38,422
Cymer, Inc.*                                                 450          14,512
Electro Scientific
  Industries, Inc.*                                        1,000          20,000
Exar Corp.*                                                  550           6,820
Genesis Microchip, Inc.*                                   1,750          22,837
Integrated Circuit
  Systems, Inc.*                                           2,250          41,062
Integrated Device
  Technology, Inc.*                                          600           5,022
Intersil Corp. Cl. A*                                      3,450          48,093
Ixia*                                                      2,150           7,848
Marvell Technology
  Group Limited*                                           3,150          59,409
MKS Instruments, Inc.*                                       550           9,037
Nanometrics, Inc.*                                           950           3,981
Nvidia Corp.*                                                700           8,057
O2Micro
  International Limited*                                   9,950          97,003
OmniVision
  Technologies, Inc.*                                      2,150          29,176
Photon Dynamics, Inc.*                                     2,600          59,280
PLX Technology, Inc.*                                      3,200          12,512
Power Integrations, Inc.*                                  4,450          75,650
RF Micro Devices, Inc.*                                    1,150           8,430
Rudolph
  Technologies, Inc.*                                      1,850          35,446
Semtech Corp.*                                               850           9,299
Silicon Image, Inc.*                                       4,900          29,400
Silicon Laboratories, Inc.*                                  250           4,770
Skyworks Solutions, Inc.*                                  3,950          34,049
Wilson Greatbatch
  Technologies, Inc.*                                        350          10,220
Xicor, Inc.*                                               6,150          22,940
Zoran Corp.*                                                 300           4,221
                                                                      ----------
                                                                         772,687
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                                                       NUMBER OF        MARKET
                                                        SHARES          VALUE
                                                       ---------      ----------
ENTERTAINMENT & LEISURE -- 2.5%
Alliance Gaming Corp.*                                     1,250      $   21,288
Leapfrog Enterprises, Inc.*                                  950          23,893
Multimedia Games, Inc.*                                    1,550          42,563
Penn National Gaming, Inc.*                                1,300          20,618
                                                                      ----------
                                                                         108,362
                                                                      ----------

FINANCIAL SERVICES -- 0.8%
Boston Private Financial
  Holdings, Inc.                                           1,750          34,755
                                                                      ----------

FOODS -- 0.4%
Horizon Organic
  Holding Corp.*                                           1,050          17,000
                                                                      ----------

FOREST PRODUCTS & PAPER -- 0.1%
School Specialty, Inc.*                                      300           5,994
                                                                      ----------

HEALTHCARE -- 6.9%
Accredo Health, Inc.*                                      1,850          65,213
American Healthways, Inc.*                                 1,700          29,750
Covance, Inc.*                                             1,000          24,590
IMPAC Medical
  Systems, Inc.*                                             150           2,778
LifePoint Hospitals, Inc.*                                 1,450          43,400
Sunrise Assisted
  Living, Inc.*                                            2,100          52,269
U.S. Physical Therapy, Inc.*                               1,750          19,513
United Surgical Partners
  International, Inc.*                                     3,900          60,922
                                                                      ----------
                                                                         298,435
                                                                      ----------

HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 0.2%
Select Comfort Corp.*                                        850           7,990
                                                                      ----------
INFORMATION RETRIEVAL SERVICES -- 2.0%
Agile Software Corp.*                                      5,600          43,344
Avocent Corp.*                                             1,200          26,664
CoStar Group, Inc.*                                        1,000          18,450
                                                                      ----------
                                                                          88,458
                                                                      ----------

INSURANCE -- 1.4%
AMERIGROUP Corp.*                                          1,850          56,074
Platinum Underwriters
  Holdings Limited*                                          150           3,953
                                                                      ----------
                                                                          60,027
                                                                      ----------

INTERNET SOFTWARE -- 1.3%
MatrixOne, Inc.*                                           5,000          21,500
WebEx
  Communications, Inc.*                                      700          10,500
webMethods, Inc.*                                          2,900          23,838
                                                                      ----------
                                                                          55,838
                                                                      ----------

LODGING -- 1.8%
Four Seasons Hotels, Inc.                                  1,200      $   33,900
Station Casinos, Inc.*                                     2,450          43,365
                                                                      ----------
                                                                          77,265
                                                                      ----------

MEDICAL SUPPLIES -- 4.2%
Advanced Neuromodulation
  Systems, Inc.*                                           1,100          38,610
American Medical Systems
  Holdings, Inc.*                                          1,200          19,452
Cyberonics, Inc.*                                            500           9,200
Integra LifeSciences
  Holdings Corp.*                                          1,450          25,593
Inveresk Research
  Group, Inc.*                                             1,200          25,884
LTX Corp.*                                                 2,100          12,663
Med-Design Corp.*                                          2,950          23,600
Orthofix International NV*                                   200           5,630
Respironics, Inc.*                                           700          21,302
                                                                      ----------
                                                                         181,934
                                                                      ----------

METALS & MINING -- 0.3%
Steel Dynamics, Inc.*                                      1,100          13,233
                                                                      ----------

PHARMACEUTICALS -- 9.5%
Andrx Corp.*                                               2,750          40,343
Atherogenics, Inc.*                                        1,350          10,004
Cephalon, Inc.*                                              550          26,767
CV Therapeutics, Inc.*                                       400           7,288
Enzon
  Pharmaceuticals, Inc.*                                     450           7,524
Inspire
  Pharmaceuticals, Inc.*                                     950           8,873
InterMune, Inc.*                                             800          20,408
K-V Pharmaceutical
  Co. Cl. A*                                               1,500          34,800
Martek Biosciences Corp.*                                  2,150          53,836
Medicis Pharmaceutical
  Corp. Cl. A*                                               800          39,736
Priority Healthcare
  Corp. Cl. B*                                             2,150          49,880
Scios, Inc.*                                                 250           8,145
Taro Pharmaceutical
  Industries Limited*                                      1,750          65,800
Telik, Inc.*                                               2,150          25,069
Trimeris, Inc.*                                              350          15,110
                                                                      ----------
                                                                         413,583
                                                                      ----------

PREPACKAGED SOFTWARE -- 5.5%
Altiris, Inc.*                                               850          13,532
Embarcadero
  Technologies, Inc.*                                        900           5,373
Internet Security
  Systems, Inc.*                                           1,700          31,161
MicroStrategy, Inc.*                                       1,650          24,915
NetIQ Corp.*                                               1,300      $   16,055
Network Associates, Inc.*                                    500           8,045
Pinnacle Systems, Inc.*                                    6,250          85,063
Quest Software, Inc.*                                      2,100          21,651
Retek, Inc.*                                                 300             816
Symantec Corp.*                                              450          18,216
Verity, Inc.*                                                850          11,382
                                                                      ----------
                                                                         236,209
                                                                      ----------

RESTAURANTS -- 1.1%
CKE Restaurants, Inc.*                                     1,900           8,170
P.F. Chang's China
  Bistro, Inc.*                                            1,100          39,930
                                                                      ----------
                                                                          48,100
                                                                      ----------

RETAIL -- 0.8%
Cost Plus, Inc.*                                             750          21,503
Kirkland's, Inc.*                                            450           5,085
Ultimate Electronics, Inc.*                                  850           8,628
                                                                      ----------
                                                                          35,216
                                                                      ----------

TELEPHONE UTILITIES -- 1.0%
West Corp.*                                                2,650          43,990
                                                                      ----------

TRANSPORTATION -- 0.6%
Expedia, Inc. Cl. A*                                         400          26,772
                                                                      ----------

TOTAL EQUITIES
(COST $4,256,924)                                                      4,056,721
                                                                      ----------

WARRANTS -- 0.7%

TRANSPORTATION
Expedia, Inc.*                                               816          29,230
                                                                      ----------

TOTAL WARRANTS
(COST $8,463)                                                             29,230
                                                                      ----------
LONG TERM INVESTMENTS
(COST $4,265,387)                                                      4,085,951
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

                                                       PRINCIPAL       MARKET
                                                        AMOUNT         VALUE
                                                       ---------     -----------
SHORT-TERM INVESTMENTS -- 8.7%

REPURCHASE AGREEMENT
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                                    $ 375,206     $   375,206
                                                                     -----------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                      375,206
                                                                     -----------

TOTAL INVESTMENTS -- 103.0%
(COST $4,640,593)**                                                    4,461,157

OTHER ASSETS/
(LIABILITIES) -- (3.0%)                                                 (128,180)
                                                                     -----------

NET ASSETS -- 100.0%                                                 $ 4,332,977
                                                                     ===========

NOTES TO PORTFOLIO OF INVESTMENTS
  ADR - American Depository Receipt.
  *   Non-income producing security.
  **  Aggregate cost for Federal tax purposes. (NOTE 7).
  (a) Maturity value of $375,227. Collateralized by U.S. Government Agency obligation with a rate of 4.498%, maturity date of 08/01/2032, and aggregate market value, including accrued interest, of $393,966.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                  DECEMBER 31, 2002
                                                                  -----------------
ASSETS:
        Investments, at value (cost $4,265,387) (NOTE 2)             $  4,085,951
        Short-term investments, at amortized cost (NOTE 2)                375,206
                                                                     ------------
            Total Investments                                           4,461,157
        Cash                                                              352,872
        Receivables from:
            Investments sold                                              123,623
            Investment adviser (NOTE 3)                                     8,258
            Fund shares sold                                                6,159
            Interest and dividends                                             86
            Foreign taxes withheld                                              6
                                                                     ------------
                 Total assets                                           4,952,161
                                                                     ------------

LIABILITIES:
        Payables for:
            Investments purchased                                         591,685
            Fund shares repurchased                                            12
            Directors' fees and expenses (NOTE 3)                           1,802
            Affiliates (NOTE 3):
                 Investment management fees                                 6,529
        Accrued expense and other liabilities                              19,156
                                                                     ------------
                 Total liabilities                                        619,184
                                                                     ------------
        NET ASSETS                                                   $  4,332,977
                                                                     ============

NET ASSETS CONSIST OF:
        Paid-in capital                                              $ 14,908,989
        Accumulated net investment loss                                    (1,732)
        Accumulated net realized loss on investments                  (10,394,844)
        Net unrealized depreciation on investments                       (179,436)
                                                                     ------------
                                                                     $  4,332,977
                                                                     ============
SHARES OUTSTANDING:                                                     1,225,691
                                                                     ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:      $       3.54
                                                                     ============

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                             YEAR ENDED
                                                                          DECEMBER 31, 2002
                                                                          -----------------
INVESTMENT INCOME: (NOTE 2)
        Dividends (net of withholding tax of $23)                            $      2,454
        Interest                                                                    3,635
                                                                             ------------
                 Total investment income                                            6,089
                                                                             ------------

EXPENSES: (NOTE 2)
        Investment management fees (NOTE 3)                                        96,426
        Custody fees                                                               35,903
        Audit and legal fees                                                       20,080
        Shareholder reporting fees                                                  7,014
        Directors' fees (NOTE 3)                                                      497
        Miscellaneous fees                                                          1,323
                                                                             ------------
                 Total expenses                                                   161,243
        Expenses waived (NOTE 3)                                                  (54,714)
                                                                             ------------
                 Net expenses                                                     106,529
                                                                             ------------
                 NET INVESTMENT LOSS                                             (100,440)
                                                                             ------------

REALIZED AND UNREALIZED GAIN (LOSS):
        Net realized loss on investment transactions                           (3,995,193)
        Net change in unrealized appreciation (depreciation) on investments    (1,269,505)
                                                                             ------------
                 NET REALIZED AND UNREALIZED LOSS                              (5,264,698)
                                                                             ------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ (5,365,138)
                                                                             ============

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              YEAR ENDED          YEAR ENDED
                                                                           DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                           -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment loss                                                   $   (100,440)       $    (85,069)
        Net realized loss on investment transactions                            (3,995,193)         (4,756,354)
        Net change in unrealized appreciation (depreciation) on investments     (1,269,505)          3,009,281
                                                                              ------------        ------------
            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                (5,365,138)         (1,832,142)
                                                                              ------------        ------------
NET FUND SHARE TRANSACTIONS (NOTE 5)                                            (2,486,260)          2,921,613
                                                                              ------------        ------------
        TOTAL INCREASE (DECREASE) IN NET ASSETS                                 (7,851,398)          1,089,471
NET ASSETS:
        Beginning of year                                                       12,184,375          11,094,904
                                                                              ------------        ------------
        End of year (including accumulated net investment loss of
           $1,732 and $1,592, respectively)                                   $  4,332,977        $ 12,184,375
                                                                              ============        ============

    The accompanying notes are an integral part of the financial statements.

MML EMERGING GROWTH FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          YEAR ENDED       YEAR ENDED     PERIOD ENDED
                                                           12/31/02         12/31/01       12/31/00+
                                                          ----------       ----------     ------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $    6.15        $    7.34       $  10.00
                                                           ---------        ---------       --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment loss                                          (0.05)***        (0.04)         (0.04)***
  Net realized and unrealized loss on investments              (2.56)           (1.15)         (2.62)
                                                           ---------        ---------       --------
       Total loss from investment operations                   (2.61)           (1.19)         (2.66)
                                                           ---------        ---------       --------
NET ASSET VALUE, END OF PERIOD                             $    3.54        $    6.15       $   7.34
                                                           =========        =========       ========
TOTAL RETURN@                                                 (42.44)%         (16.33)%       (26.50)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                        $   4,333        $  12,184       $ 11,095
  Ratio of expenses to average daily net assets:
     Before expense waiver                                      1.76%            1.37%          1.56%*
     After expense waiver#                                      1.16%            1.16%          1.16%*
  Net investment loss to average daily net assets              (1.09)%          (0.81)%        (0.63)%*
  Portfolio turnover rate                                        190%             139%           119%**

  *   ANNUALIZED.
  **  PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
  *** PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
  + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
  @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
  # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE YEARS ENDED DECEMBER 31, 2001 AND 2002.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. THE FUND

MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are ten series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Inflation-Protected Bond Fund ("Inflation-Protected Bond Fund"), MML Large Cap Value Fund ("Large Cap Value Fund"), MML Equity Index Fund ("Equity Index Fund"), MML Enhanced Index Core Equity Fund ("Enhanced Index Core Equity Fund"), MML Growth Equity Fund ("Growth Equity Fund"), MML OTC 100 Fund ("OTC 100 Fund"), MML Small Cap Equity Fund ("Small Cap Equity Fund"), formerly known as MML Small Cap Value Equity Fund, MML Small Company Opportunities Fund ("Small Company Opportunities Fund"), MML Small Cap Growth Equity Fund ("Small Cap Growth Equity Fund") and MML Emerging Growth Fund ("Emerging Growth Fund").

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

Inflation-Protected Bond Fund commenced operations August 30, 2002.

The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

SECURITIES LENDING

Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2002, the Funds loaned securities having the following market values, collateralized by cash, which were invested in short-term instruments in the following amounts:

                                           SECURITIES ON LOAN    COLLATERAL
                                           ------------------   ------------
Large Cap Value Fund                          $  3,006,735      $  3,112,472
Equity Index Fund                               24,713,783        25,765,348
Growth Equity Fund                                 352,289           366,461
Small Cap Equity Fund                            1,887,518         1,950,650
Small Cap Growth Equity Fund                     4,407,056         4,647,151

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid quarterly for the Inflation-Protected Bond Fund. Dividends from net investment income are declared and paid annually for the Large Cap Value Fund, Equity Index Fund, Enhanced Index Core Equity Fund, Growth Equity Fund, OTC 100 Fund, Small Cap Equity Fund, Small Company Opportunities Fund, Small Cap Growth Equity Fund and Emerging Growth Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2002, the following amounts were reclassified due to differences between book and tax accounting:

                                                          ACCUMULATED
                                                          NET REALIZED     UNDISTRIBUTED
                                            PAID-IN      GAIN (LOSS) ON    NET INVESTMENT
                                            CAPITAL       INVESTMENTS          INCOME
                                           ----------    --------------    --------------
Inflation-Protected Bond Fund              $      (25)        $       -         $      25
Large Cap Value Fund                           (5,707)            2,769             2,938
Equity Index Fund                              (2,503)            1,932               571
Enhanced Index Core Equity Fund                  (129)              129                 -
Growth Equity Fund                            (30,450)              358            30,092
OTC 100 Fund                                  (32,943)                -            32,943
Small Cap Equity Fund                          (3,238)              225             3,013
Small Company Opportunities Fund                 (514)          (79,101)           79,615
Small Cap Growth Equity Fund                 (304,227)              388           303,839
Emerging Growth Fund                         (100,300)                -           100,300

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2002, the Funds had no open forward foreign currency contracts.

FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Forward commitments are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At December 31, 2002, the Funds had no open forward commitments.

FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A summary of open futures contracts for the Equity Index Fund and the OTC 100 Fund at December 31, 2002, is as follows:

                                                      NOTIONAL        NET
    NUMBER OF                          EXPIRATION     CONTRACT     UNREALIZED
    CONTRACTS             TYPE            DATE         VALUE      DEPRECIATION
-----------------   ----------------   ----------   -----------   ------------
EQUITY INDEX FUND
BUYS
17                    S&P 500 Index     03/03/03    $ 3,735,325      $ (78,997)

OTC 100 FUND
BUYS
6                   NASDAQ 100 Index    03/21/03        118,440         (5,687)

ALLOCATION OF OPERATING ACTIVITY

In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEE

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based on the following annual rates.

For the Inflation-Protected Bond Fund, MassMutual receives a fee from the Fund at an annual rate of 0.60% of the first $100,000,000, 0.55% of the next $200,000,000, 0.50% of the next $200,000,000 and 0.45% on assets over
$500,000,000, of the average daily net asset value of the Fund.

For the Large Cap Value Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $100,000,000, 0.75% on the next $400,000,000 and 0.70% on assets over $500,000,000, of the average daily net asset value of the Fund.

For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate of 0.10% of the average daily net asset value of the Fund.

For the Enhanced Index Core Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.55% of the average daily net asset value of the Fund.

For the Growth Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.80% of the first $300,000,000, 0.77% of the next $300,000,000, 0.75%
of the next $300,000,0000, 0.72% of the next $600,000,000 and 0.65% of assets over $1,500,000,000, of the average daily net asset value of the Fund.

For the OTC 100 Fund, MassMutual receives a fee from the Fund at an annual rate of 0.45% of the first $200,000,000, 0.44% on the next $200,000,000 and 0.42% on assets over $400,000,000, of the average daily net asset value of the Fund.

For the Small Cap Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000,
0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

For the Small Company Opportunities Fund, MassMutual receives a fee from the Fund at an annual rate of 1.05% of the average daily net asset value of the Fund.

For the Small Cap Growth Equity Fund, MassMutual receives a fee from the Fund at the annual rate of 1.075% of the first $200,000,000, 1.05% of the next $200,000,000, 1.025% of the next $600,000,000 and 1.00% of assets over
$1,000,000,000, of the average daily net asset value of the Fund.

For the Emerging Growth Fund, MassMutual receives a fee from the Fund at the annual rate of 1.05% of the first $200,000,000, 1.00% on the next $200,000,000 and 0.95% on assets over $400,000,000, of the average daily net asset value of the Fund.

MassMutual has also entered into investment sub-advisory agreements with the following unaffiliated investment sub-advisers: Davis Select Advisers, L.P. for the Large Cap Value Fund; Deutche Asset Management, Inc. for the Equity Index Fund and the OTC 100 Fund; Massachusetts Financial Services Company for the Growth Equity Fund; Waddell & Reed Investment Management Company for a portion of the Small Cap Growth Equity Fund; RS Investment Management L.P. for the Emerging Growth Fund and Wellington Management Company, LLP for a portion of the Small Cap Growth Equity Fund. MassMutual pays a sub-advisory fee to each of these sub-advisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-adviser provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

MassMutual has entered into investment sub-advisory agreements with David L. Babson & Company, Inc. ("DLB"), pursuant to which DLB serves as certain Funds' sub-adviser providing day-to-day management of the Funds' investments. The sub-advisory agreements with DLB provide that DLB manage the investment and reinvestment of the assets of the Inflation-Protected Bond Fund, Enhanced Index Core Equity Fund, Small Cap Equity Fund and Small Company Opportunities Fund. DLB is a wholly owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. DLB receives a fee equal to an annual rate of 0.08% of the average daily net assets under management for the Inflation-Protected Bond Fund. DLB receives a fee equal to an annual rate of 0.25% of the average daily net assets under management for the Enhanced Index Core Equity Fund and Small Cap Equity Fund. DLB receives a fee equal to an annual rate of 0.75% of the average daily net assets under management for the Small Company Opportunities Fund.

ADMINISTRATION & SHAREHOLDER SERVICE FEES

For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of the Fund.

EXPENSE WAIVERS

For all Funds, except the Equity Index Fund, MassMutual has agreed, at least through April 30, 2003, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

Effective February 28, 2002, for Class II of the Equity Index Fund, MassMutual has agreed, through April 30, 2004, to bear the expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. For Class III, MassMutual has agreed, at least through April 30, 2003, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund's management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class III shares.

EXPENSE REDUCTIONS

The Large Cap Value Fund, Growth Equity Fund, Small Cap Equity Fund and the Small Cap Growth Equity Fund have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. Amounts earned by the Funds under such agreements are presented as a reduction of expenses in the statement of operations. For the year ended December 31, 2002, expenses were reduced under these agreements as follows:

                                                                   REDUCTIONS
                                                                   ----------
Large Cap Value Fund                                               $    4,570
Growth Equity Fund                                                      6,929
Small Cap Equity Fund                                                     238
Small Cap Growth Equity Fund                                            8,857

OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the year ended December 31, 2002, no significant amounts have been deferred.

4. PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2002 were as follows:

                                                LONG-TERM U.S.       OTHER LONG-TERM
                                            GOVERNMENT SECURITIES      SECURITIES
                                            ---------------------    ---------------
PURCHASES
  Inflation-Protected Bond Fund                     $  10,028,507      $           -
  Large Cap Value Fund                                          -         18,288,840
  Equity Index Fund                                             -         99,171,150
  Enhanced Index Core Equity Fund                               -         10,041,813
  Growth Equity Fund                                            -         62,494,899
  OTC 100 Fund                                                  -          4,563,659
  Small Cap Equity Fund                                         -         37,838,026
  Small Company Opportunities Fund                              -         18,140,675
  Small Cap Growth Equity Fund                                  -         17,831,365
  Emerging Growth Fund                                          -         16,658,369

SALES
  Large Cap Value Fund                              $           -      $  11,381,546
  Equity Index Fund                                             -         18,921,062
  Enhanced Index Core Equity Fund                               -          8,156,069
  Growth Equity Fund                                            -         80,807,075
  OTC 100 Fund                                                  -          7,360,421
  Small Cap Equity Fund                                         -         25,519,342
  Small Company Opportunities Fund                              -          7,446,372
  Small Cap Growth Equity Fund                                  -         24,936,822
  Emerging Growth Fund                                          -         19,239,644

5. CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                             YEAR ENDED DECEMBER 31, 2002        YEAR ENDED DECEMBER 31, 2001
                                               SHARES            AMOUNT            SHARES            AMOUNT
                                           --------------    --------------    --------------    --------------
INFLATION-PROTECTED BOND FUND+
   Sold                                         1,081,125    $   10,823,509                 -    $            -
   Issued as reinvestment of dividends              8,594            87,058                 -                 -
   Redeemed                                       (35,276)         (359,776)                -                 -
                                           --------------    --------------    --------------    --------------
   Net increase (decrease)                      1,054,443    $   10,550,791                 -    $            -
                                           ==============    ==============    ==============    ==============
LARGE CAP VALUE FUND
   Sold                                         2,862,676    $   22,924,269         2,549,163    $   22,447,793
   Issued as reinvestment of dividends             33,438           244,189            13,954           122,094
   Redeemed                                    (2,366,284)      (18,060,835)         (251,458)       (2,253,380)
                                           --------------    --------------    --------------    --------------
   Net increase (decrease)                        529,830    $    5,107,623         2,311,659    $   20,316,507
                                           ==============    ==============    ==============    ==============
EQUITY INDEX FUND CLASS I
   Sold                                           961,983    $   12,023,695         1,336,653    $   19,849,621
   Issued as reinvestment of dividends             65,861           721,177            50,653           721,803
   Redeemed                                    (1,398,421)      (16,555,264)         (709,047)      (10,180,534)
                                           --------------    --------------    --------------    --------------
   Net increase (decrease)                       (370,577)   $   (3,810,392)          678,259    $   10,390,890
                                           ==============    ==============    ==============    ==============
EQUITY INDEX FUND CLASS II
   Sold                                         7,799,054    $  102,342,173         2,806,411    $   41,800,069
   Issued as reinvestment of dividends            170,161         1,859,859            55,015           783,443
   Redeemed                                    (1,610,711)      (19,430,127)       (1,083,826)      (15,539,208)
                                           --------------    --------------    --------------    --------------
   Net increase (decrease)                      6,358,504    $   84,771,905         1,777,600    $   27,044,304
                                           ==============    ==============    ==============    ==============

                                             YEAR ENDED DECEMBER 31, 2002        YEAR ENDED DECEMBER 31, 2001
                                               SHARES            AMOUNT            SHARES            AMOUNT
                                           --------------    --------------    --------------    --------------
EQUITY INDEX FUND CLASS III
   Sold                                           294,010    $    3,519,102         9,699,724    $  127,454,382
   Issued as reinvestment of dividends            167,631         1,828,852           128,459         1,825,417
   Redeemed                                      (767,033)       (8,917,816)         (961,323)      (14,533,686)
                                           --------------    --------------    --------------    --------------
   Net increase (decrease)                       (305,392)   $   (3,569,862)        8,866,860    $  114,746,113
                                           ==============    ==============    ==============    ==============
ENHANCED INDEX CORE EQUITY FUND++
   Sold                                           309,634    $    2,551,875         1,144,139    $   11,354,805
   Issued as reinvestment of dividends             13,448            96,830             6,718            62,311
   Redeemed                                      (114,477)         (928,076)           (3,666)          (34,750)
                                           --------------    --------------    --------------    --------------
   Net increase (decrease)                        208,605    $    1,720,629         1,147,191    $   11,382,366
                                           ==============    ==============    ==============    ==============
GROWTH EQUITY FUND
   Sold                                           772,223    $    5,090,329         1,107,397    $    9,056,605
   Issued as reinvestment of dividends                  -                 -             1,987            15,162
   Redeemed                                    (3,647,482)      (23,451,434)         (441,686)       (3,553,915)
                                           --------------    --------------    --------------    --------------
   Net increase (decrease)                     (2,875,259)   $  (18,361,105)          667,698    $    5,517,852
                                           ==============    ==============    ==============    ==============
OTC 100 FUND
   Sold                                         1,687,103    $    5,010,758         2,006,852    $    9,236,184
   Issued as reinvestment of dividends                  -                 -                82               315
   Redeemed                                    (2,717,441)       (8,090,519)         (682,951)       (3,012,076)
                                           --------------    --------------    --------------    --------------
   Net increase (decrease)                     (1,030,338)   $   (3,079,761)        1,323,983    $    6,224,423
                                           ==============    ==============    ==============    ==============
SMALL CAP EQUITY FUND
   Sold                                         4,033,669    $   38,752,010         3,219,560    $   29,822,852
   Issued as reinvestment of dividends             18,417           157,182            28,361           277,041
   Redeemed                                    (2,722,806)      (25,373,163)       (1,881,365)      (17,693,242)
                                           --------------    --------------    --------------    --------------
   Net increase (decrease)                      1,329,280    $   13,536,029         1,366,556    $   12,406,651
                                           ==============    ==============    ==============    ==============
SMALL COMPANY OPPORTUNITIES FUND++
   Sold                                         1,373,472    $   14,888,244         1,286,967    $   12,978,242
   Issued as reinvestment of dividends              5,048            51,201            14,975           161,078
   Redeemed                                      (362,594)       (3,675,222)          (26,624)         (270,526)
                                           --------------    --------------    --------------    --------------
   Net increase (decrease)                      1,015,926    $   11,264,223         1,275,318    $   12,868,794
                                           ==============    ==============    ==============    ==============
SMALL CAP GROWTH EQUITY FUND
   Sold                                         1,021,734    $    9,440,406           881,405    $    9,423,669
   Issued as reinvestment of dividends                  -                 -            21,557           223,215
   Redeemed                                    (2,232,444)      (20,202,446)       (2,050,759)      (22,402,540)
                                           --------------    --------------    --------------    --------------
   Net increase (decrease)                     (1,210,710)   $  (10,762,040)       (1,147,797)   $  (12,755,656)
                                           ==============    ==============    ==============    ==============
EMERGING GROWTH FUND
   Sold                                         1,205,422    $    5,376,027           659,985    $    4,072,990
   Issued as reinvestment of dividends                  -                 -                 -                 -
   Redeemed                                    (1,962,462)       (7,862,287)         (188,893)       (1,151,377)
                                           --------------    --------------    --------------    --------------
   Net increase (decrease)                       (757,040)   $   (2,486,260)          471,092    $    2,921,613
                                           ==============    ==============    ==============    ==============

+ FOR THE PERIOD FROM AUGUST 30, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2002.
++ FOR THE PERIOD FROM MAY 1, 2001 (COMMENCEMENT OF OPERATIONS) THROUGH
   DECEMBER 31, 2001.

6. FOREIGN SECURITIES

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. FEDERAL INCOME TAX INFORMATION

At December 31, 2002, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

                                               FEDERAL         TAX BASIS         TAX BASIS       NET UNREALIZED
                                             INCOME TAX        UNREALIZED        UNREALIZED       APPRECIATION/
                                                COST          APPRECIATION      DEPRECIATION     (DEPRECIATION)
                                           --------------    --------------    --------------    --------------
Inflation-Protected Bond Fund              $   10,455,420    $      239,060    $            -    $      239,060
Large Cap Value Fund                           42,334,956           689,734        (6,004,115)       (5,314,381)
Equity Index Fund                             417,687,179         8,495,796      (101,253,137)      (92,757,341)
Enhanced Index Core Equity Fund                11,397,642                 -        (1,801,402)       (1,801,402)
Growth Equity Fund                             18,628,682                 -        (1,397,686)       (1,397,686)
OTC 100 Fund                                    8,360,077                 -        (4,061,050)       (4,061,050)
Small Cap Equity Fund                          67,060,333         4,982,858        (7,774,181)       (2,791,323)
Small Company Opportunities Fund               23,682,288         1,560,490        (1,888,863)         (328,373)
Small Cap Growth Equity Fund                   34,715,902         1,847,539        (5,078,044)       (3,230,505)
Emerging Growth Fund                            5,167,942                 -          (706,785)         (706,785)

At December 31, 2002 the following Funds had available, for Federal income tax purposes, unused capital losses:

                                                    AMOUNT       EXPIRATION DATE
                                                -------------   -----------------
Large Cap Value Fund                            $       8,346   December 31, 2008
Large Cap Value Fund                                1,160,333   December 31, 2009
Large Cap Value Fund                                2,527,499   December 31, 2010
Equity Index Fund                                   6,513,554   December 31, 2010
Enhanced Index Core Equity Fund                       285,538   December 31, 2009
Enhanced Index Core Equity Fund                     1,054,002   December 31, 2010
Growth Equity Fund                                 17,793,819   December 31, 2009
Growth Equity Fund                                  7,953,799   December 31, 2010
OTC 100 Fund                                          943,131   December 31, 2009
OTC 100 Fund                                        4,762,508   December 31, 2010
Small Cap Equity Fund                                  78,250   December 31, 2006
Small Cap Equity Fund                                 626,497   December 31, 2007
Small Cap Equity Fund                                 646,698   December 31, 2008
Small Cap Equity Fund                                 580,833   December 31, 2010
Small Cap Growth Equity Fund                       10,101,072   December 31, 2009
Small Cap Growth Equity Fund                        8,158,841   December 31, 2010
Emerging Growth Fund                                1,049,421   December 31, 2008
Emerging Growth Fund                                4,870,511   December 31, 2009
Emerging Growth Fund                                3,402,428   December 31, 2010

The following Funds elected to defer to January 1, 2003 post-October losses:

                                                    AMOUNT
                                                 ------------
Large Cap Value Fund                             $    564,911
Equity Index Fund                                     404,343
Enhanced Index Core Equity Fund                       295,468
Growth Equity Fund                                  1,001,844
OTC 100 Fund                                        2,027,396
Small Cap Equity Fund                                  64,726
Small Company Opportunities Fund                      601,461
Small Cap Growth Equity Fund                        2,256,937
Emerging Growth Fund                                  545,136

The following Fund elected to defer January 1, 2003 post-October currency losses:

                                                    AMOUNT
                                                 ------------
Growth Equity Fund                               $        278

8. SUBSEQUENT EVENT

Effective January 31, 2003, Northern Trust Investments, Inc. ("Northern Trust") replaced Deutche Asset Management, Inc. ("DAMI") as the Equity Index Fund's and the OTC 100 Fund's Sub-Adviser. This change resulted from the sale by Deutche Bank, the parent company of DAMI, of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MML SERIES INVESTMENT FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MML Inflation-Protected Bond Fund, the MML Large Cap Value Fund, the MML Equity Index Fund, the MML Enhanced Index Core Equity Fund, the MML Growth Equity Fund, the MML OTC 100 Fund, the MML Small Cap Equity Fund (formerly known as MML Small Cap Value Equity Fund), the MML Small Companies Opportunities Fund, the MML Small Cap Growth Equity Fund and the MML Emerging Growth Fund (collectively the "Funds") which are components of the MML Series Investment Fund ("The MML Trust"), as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2002 and 2001, and the financial highlights for the four years ended December 31, 2002. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the year ended December 31, 1998 was audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2002, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
February 7, 2003

DIRECTORS AND OFFICERS (UNAUDITED)

The following table lists the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MML Series Shareholder Services, MIP N312.

DISINTERESTED TRUSTEES

                                           TERM                                     NUMBER OF
                                        OF OFFICE**                               PORTFOLIOS IN
                                            AND                                       FUND
                          POSITION(S)     LENGTH              PRINCIPAL              COMPLEX                 OTHER
    NAME, ADDRESS*,        HELD WITH      OF TIME       OCCUPATION(S) DURING       OVERSEEN BY           DIRECTORSHIPS
        AND AGE              FUND         SERVED            PAST 5 YEARS            DIRECTOR            HELD BY TRUSTEE
------------------------  ------------  -----------  ---------------------------  -------------  ------------------------------
Ronald J. Abdow           Trustee of    Since        President, Abdow                  39        Trustee, Abdow G&R
Age: 70                   the Trust     1993         Corporation (operator                       Trust and Abdow G&R
                                                     of restaurants).                            Co. (owners and
                                                                                                 operators or restaurant
                                                                                                 properties); Chairman, Western
                                                                                                 Mass Development Corp.;
                                                                                                 Chairman, American
                                                                                                 International College;
                                                                                                 Trustee, Oppenheimer Tremont
                                                                                                 Market Neutral Fund LLC,
                                                                                                 Oppenheimer Tremont
                                                                                                 Opportunity Fund LLC and
                                                                                                 Oppenheimer Real Estate Fund.

Richard H. Ayers          Trustee of    Since        Retired.                          39        Director, Applera
Age: 59                   the Trust     1999                                                     Corporation; Director,
                                                                                                 Instron Corporation.

Mary E. Boland            Trustee of    Since        Attorney at Law, Egan,            39        Director (since 1999),
Age: 62                   the Trust     1973         Flanagan and Cohen, P.C.                    BankNorth
                                                     (law firm), Springfield, MA.                Massachusetts; Director
                                                                                                 (since 1999), Massachusetts
                                                                                                 Educational Financing
                                                                                                 Authority.

David E.A. Carson         Trustee of    Since        Retired; Chairman and Chief       39        Director, United
Age: 67                   the Trust     1999         Executive Officer                           Illuminating Co.
                                                     (1997-2000), People's Bank.                 (electric utility);
                                                                                                 Trustee (since 1991), American
                                                                                                 Skandia Trust, American
                                                                                                 Skandia Advisor Funds and
                                                                                                 American Skandia Master Trust
                                                                                                 (open-end investment
                                                                                                 companies).

                                           TERM                                     NUMBER OF
                                        OF OFFICE**                               PORTFOLIOS IN
                                            AND                                       FUND
                          POSITION(S)     LENGTH              PRINCIPAL              COMPLEX                 OTHER
    NAME, ADDRESS*,        HELD WITH      OF TIME       OCCUPATION(S) DURING       OVERSEEN BY           DIRECTORSHIPS
        AND AGE              FUND         SERVED            PAST 5 YEARS            DIRECTOR            HELD BY TRUSTEE
------------------------  ------------  -----------  ---------------------------  -------------  ------------------------------
Richard W. Greene         Trustee of    Since        Retired; Vice President           39
Age: 66                   the Trust     1999         for Investments and
                                                     Treasurer (1998-2000),
                                                     University of Rochester
                                                     (private university).

Beverly L. Hamilton       Trustee of    Since        President ARCO                    39        Director (since 1991),
Age: 55                   the Trust     1999         Investment Management                       American Funds
                                                     Co. (1991-2000).                            Emerging Markets Growth Fund
                                                                                                 (open-interval mutual fund);
                                                                                                 Trustee (since 2000), Monterey
                                                                                                 Institute for International
                                                                                                 Studies; Trustee (since 2001),
                                                                                                 The California Endowment;
                                                                                                 Trustee (since 2002),
                                                                                                 Community Hospital of the
                                                                                                 Monterey Peninsula; Investment
                                                                                                 Advisory Committees of
                                                                                                 Rockefeller Foundation,
                                                                                                 Unilever (Holland) pension
                                                                                                 fund, CFSB Sprout, University
                                                                                                 of Michigan endowment and
                                                                                                 Hartford Hospital.

F. William Marshall, Jr.  Trustee of    Since        Consultant (since 1999);          39        Trustee (since 2000),
Age: 60                   the Trust     1996         Chairman (1999), Family                     Denver-based Oppenheimer and
                                                     Bank, F.S.B. (formerly SIS                  Centennial Funds.
                                                     Bank); Executive Vice
                                                     President (1999), Peoples
                                                     Heritage Financial Group;
                                                     President, Chief Executive
                                                     Officer and Director
                                                     (1993-1999), SIS Bancorp,
                                                     Inc. and SIS Bank
                                                     (formerly, Springfield
                                                     Institution for Savings).

INTERESTED TRUSTEES

                                           TERM                                     NUMBER OF
                                        OF OFFICE**                               PORTFOLIOS IN
                                            AND                                       FUND
                          POSITION(S)     LENGTH              PRINCIPAL              COMPLEX                 OTHER
    NAME, ADDRESS*,        HELD WITH      OF TIME       OCCUPATION(S) DURING       OVERSEEN BY           DIRECTORSHIPS
        AND AGE              FUND         SERVED            PAST 5 YEARS            DIRECTOR            HELD BY TRUSTEE
------------------------  ------------  -----------  ---------------------------  -------------  ------------------------------
Stuart H. Reese           Chairman      Since        Executive Vice President          39        Director (since 1994),
Age: 47                   and Trustee   1999         and Chief Investment                        Merrill Lynch Derivative
                          of the Trust               Officer (since 1999),                       Products; Chairman
                                                     Chief Executive Director                    (since 1999), Director
                                                     (1997-1999), MassMutual;                    (since 1996), Antares
                                                     Chairman and Chief                          Capital Corporation
                                                     Executive Officer                           (finance company);
                                                     (since 2001), President                     Director (since 1996),
                                                     and Chief Executive                         HYP Management, Inc.
                                                     Officer (1999-2001),                        (managing member of
                                                     David L. Babson &                           MassMutual High Yield
                                                     Company Inc. (investment                    Partners LLC), and
                                                     adviser); Chairman                          MMHC Investment, Inc.
                                                     (since 1999), President                     (investor in funds
                                                     (1995-1999), MassMutual                     sponsored by MassMutual);
                                                     Corporate Investors and                     Director (since1994),
                                                     MassMutual Participation                    MassMutual Corporate Value
                                                     Investors (closed-end                       Partners Limited (investor in
                                                     investment companies).                      debt and equity securities)
                                                                                                 and MassMutual Corporate Value
                                                                                                 Limited (parent of MassMutual
                                                                                                 Corporate Value Partners
                                                                                                 Limited); President (since
                                                                                                 1997), MassMutual/Darby CBO IM
                                                                                                 Inc. (manager of
                                                                                                 MassMutual/Darby CBO LLC, a
                                                                                                 high yield bond fund);
                                                                                                 Advisory Board Member (since
                                                                                                 1995), Kirtland Capital
                                                                                                 Partners.

Richard G. Dooley         Trustee of    Since        Consultant (since 1993),          39        Director, Kimco Realty
Age: 72                   the Trust     1995         MassMutual.                                 Corporation (shopping
                                                                                                 center ownership and
                                                                                                 management); Director (since
                                                                                                 1993), Jefferies Group, Inc.
                                                                                                 (financial services holding
                                                                                                 company); Vice Chairman (since
                                                                                                 1995), Chairman (1982-1995),
                                                                                                 Director (since 1974),
                                                                                                 MassMutual Corporate
                                                                                                 Investors, and Vice Chairman
                                                                                                 (since 1995), Director (since
                                                                                                 1988), Chairman (1988-1995),
                                                                                                 MassMutual Participation
                                                                                                 Investors (closed-end
                                                                                                 investment companies).

                                           TERM                                     NUMBER OF
                                        OF OFFICE**                               PORTFOLIOS IN
                                            AND                                       FUND
                          POSITION(S)     LENGTH              PRINCIPAL              COMPLEX                 OTHER
    NAME, ADDRESS*,        HELD WITH      OF TIME       OCCUPATION(S) DURING       OVERSEEN BY           DIRECTORSHIPS
        AND AGE              FUND         SERVED            PAST 5 YEARS            DIRECTOR            HELD BY TRUSTEE
------------------------  ------------  -----------  ---------------------------  -------------  ------------------------------
Frederick C. Castellani   Trustee and   Since        Executive Vice President          39
Age: 55                   President of  2001         (since 2001), Senior Vice
                          the Trust                  President (1996-2001),
                                                     MassMutual.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

    NAME, ADDRESS*,           POSITION(S)
        AND AGE             HELD WITH FUND                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------  -------------------  --------------------------------------------------------------------------------
James S. Collins          Chief Financial      Vice President (since 1999), Second Vice President (1990-1999), MassMutual.
Age: 44                   Officer and
                          Treasurer of Trust

Thomas M. Kinzler         Vice President       Vice President and Associate General Counsel (since 1999), Second
Age: 46                   and Secretary        Vice President and Associate General Counsel (1996-1999).
                          of the Trust

Vernon J. Meyer           Vice President       Vice President (since 1998), Second Vice President (1995-1998), MassMutual.
Age: 37                   of the Trust

David W. O'Leary          Vice President       Senior Vice President (since 2001), MassMutual; Senior Vice President
Age: 42                   of the Trust         (1999-2001), Vice President (1996-1999), Aetna Financial Services.

* The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

** Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who had already attained the age of seventy-two years as of April 19, 2001 shall retire and cease to serve as a Trustee on or before June 1, 2002, and any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.

FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2002 qualified for the dividends received deduction, as follows:

Large Cap Value Fund                                            100.00%
Equity Index Fund                                               100.00%
Enhanced Index Core Equity Fund                                 100.00%